UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Universal Health Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER •  367 SOUTH GULPH ROAD •  KING OF PRUSSIA, PENNSYLVANIA 19406

Date and Time May 15, 2024 10:00 a.m.	Live Audio Webcast www.meetnow.global/MF79L4G	Record Date March 18, 2024

Items to be Voted On

(1)	the election of three directors by the holders of Class A and Class C Common Stock (voting together as a single class);

(2)	to consider the approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan;

(3)	to consider the approval of an amendment of the Company’s Employee Stock Purchase Plan;

(4)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(5)	to act on a stockholder proposal to elect each director annually, if properly presented at the meeting; and

(6)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on March 18, 2024.

This year we will hold the Annual Meeting in a virtual only format, which will be conducted via live audio webcast. Stockholders will have an equal opportunity to participate at the Annual Meeting online regardless of their geographic location.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE BY TELEPHONE OR INTERNET OR, IF YOU RECEIVED PRINTED PROXY MATERIALS AND WISH TO VOTE BY MAIL, MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES ONLINE AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 15, 2024:

The Proxy Statement and Annual Report to Stockholders are available at http://www.edocumentview.com/uhs.

BY ORDER OF THE BOARD OF DIRECTORS

Steve G. Filton,

Secretary

King of Prussia, Pennsylvania

April 4, 2024

Universal Health Services, Inc. 2024 Proxy Statement

A LETTER FROM OUR SENIOR EXECUTIVES

April 4, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Universal Health Services, Inc. (the “Company”) to be held on Wednesday, May 15, 2024, beginning at 10:00 a.m. This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.meetnow.global/MF79L4G, where you will be able to listen to the meeting live, submit questions, and vote. The annual meeting is being held for the following purposes:

(1)	the election of three directors by the holders of Class A and Class C Common Stock (voting together as a single class);

(2)	to consider the approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan;

(3)	to consider the approval of an amendment of the Company’s Employee Stock Purchase Plan;

(4)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(5)	to act on a stockholder proposal to elect each director annually, if properly presented at the meeting; and

(6)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy

Statement. We have elected to provide access to our Proxy Materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting online, please either vote by telephone or internet or, if you received printed Proxy Materials and wish to vote by mail, by promptly signing and returning your Proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail. If you then attend and wish to vote your shares online, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for your questions relating to the Company.

Sincerely,

Alan B. Miller

Executive Chairman of the Board of Directors

Marc D. Miller

Chief Executive Officer and President

Universal Health Services, Inc. 2024 Proxy Statement

PROXY STATEMENT

QUESTIONS AND ANSWERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER • 367 SOUTH GULPH ROAD • KING OF PRUSSIA, PA 19406

1.	Q: Why am I receiving these materials?

A:

This Proxy Statement and enclosed forms of Proxy (first mailed to the holders of Class A and Class C Common Stock, and to the holders of Class B and Class D Common Stock who requested to receive printed Proxy Materials, on or about April 4, 2024) are furnished in connection with the solicitation by our Board of Directors of Proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. A Notice Regarding the Availability of Proxy Materials was first mailed to all of our other stockholders beginning on or about April 4, 2024. The Annual Meeting will be held on Wednesday, May 15, 2024, beginning at 10:00 a.m. The Annual Meeting will be accessible via live audiocast on the internet. To participate at the Annual Meeting online, please visit www.meetnow.global/MF79L4G. For additional information on the virtual meeting review the instructions under the Q&A section entitled “How can I attend and vote at the online meeting?” below. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2.	Q: What is the purpose of the Annual Meeting?

A:

The Annual Meeting is being held for the following purposes (1) to have the holders of Class A and C Common Stock (voting together as a single class) elect three Class I directors, each such director to serve for a term of three years until the annual election of directors in 2027 or the election and qualification of their respective successor; (2) to consider the approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan; (3) to consider the approval of an amendment of the Company’s Employee Stock Purchase Plan; (4) the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (5) to act on a stockholder proposal to elect each director annually, if properly presented at the meeting; and (6) the transaction of such other business as may properly come before the meeting or any adjournment thereof. We will also discuss our business and be available for your comments and discussion.

3.	Q: Why did holders of Class B and Class D Common Stock receive a notice in the mail regarding the internet availability of Proxy Materials instead of a full set of Proxy Materials?

A:

In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission, or SEC, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Holders of Class B and Class D Common Stock will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to holders of Class B and Class D Common Stock that did not request printed copies of the Proxy Materials, will instruct you as to how you may access and review all of the Proxy Materials on the internet. Please visit http://www.edocumentview.com/uhs. The Notice also instructs you as to how you may submit your Proxy on the internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

4.	Q: Who may attend the Annual Meeting?

A:

All stockholders of record and registered beneficial holders as of the close of business on March 18, 2024, or their duly appointed proxies, may attend the meeting online at www.meetnow.global/MF79L4G. For additional information on the virtual meeting review the Q&A below entitled “How can I attend and vote at the online meeting?”

5.	Q: How can I attend and vote at the online meeting?

A:

For registered stockholders: If on the record date your Shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/MF79L4G at the meeting date and time and entering the 15-digit control number located in the shaded bar of the proxy card or notice they received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

For beneficial owners: If on the record date your Shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your Shares giving you the right to vote the Shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 10, 2024. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MF79L4G and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MF79L4G, clicking on the “Guest” link and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

6.	Q: Do I need to register to attend the Annual Meeting virtually?

A:

Registration is only required if you are a beneficial owner. Beneficial holders may register as set forth above or they may register at the Annual Meeting using the control number received with their voting information form. Beginning in the 2021 proxy season, an industry solution was agreed upon to allow beneficial holders to register online at the Annual Meeting to attend and ask questions. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose to Register in Advance of the Annual Meeting option above, if they prefer to use this traditional, legal proxy option set forth in #5 above and have the ability to vote. In any event, please go to www.meetnow.global/MF79L4G for more information on the available attendance options and registration instructions. The online meeting will begin promptly at 10:00 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

7.	Q: What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

8.	Q: Who is entitled to vote at the Annual Meeting?

A:

Only stockholders as of the close of business on March 18, 2024 are entitled to vote at the Annual Meeting. On that date, 6,577,100 shares of Class A Common Stock, par value $.01 per share, 661,688 shares of Class C Common Stock, par value $.01 per share, 60,082,634 shares of Class B Common Stock, par value $.01 per share, and 12,802 shares of Class D Common Stock, par value $.01 per share, were outstanding.

9.	Q: Who is soliciting my vote?

A:

The principal solicitation of Proxies is being made by the Board of Directors by mail. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit Proxies by telephone or other personal contact. We will bear the cost of the solicitation of the Proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. We have not engaged any third party to assist us in solicitation of proxies at the Annual Meeting, but we may decide to retain the services of a proxy solicitation firm in the future if we believe it is appropriate under the circumstances.

10.	Q: What items of business will be voted on at the Annual Meeting?

A:

The holders of Class A and C Common Stock (voting together as a single class) will elect three Class I directors, each such director to serve for a term of three years until the annual election of directors in 2027 or the election and qualification of their respective successor. The holders of Class A, Class C, Class B and Class D Common Stock (voting together as a single class) will vote on the following matters: a proposal to approve an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan; a proposal to approve an amendment of the Company’s Employee Stock Purchase Plan; the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and a stockholder proposal to elect each director annually.

11.	Q: How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that holders of Class A and Class C Common Stock vote shares “FOR” the election of the respective nominees to the Board of Directors (Proposal 1).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan (Proposal 2).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the approval of an amendment of the Company’s Employee Stock Purchase Plan (Proposal 3).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 4).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “AGAINST” the stockholder proposal to elect each director annually (Proposal 5).

12.	Q: How will voting on any other business be conducted?

A:

Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, your signed Proxy gives authority to the persons named therein. Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

13.	Q: What is the difference between a “stockholder of record” and a “street name” holder?

A:

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

14.	Q: How do I vote my shares if I am a stockholder of record?

A:

A separate form of Proxy applies to our Class A and Class C Common Stock and a separate form of Proxy applies to our Class B and Class D Common Stock. For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail or, if you received printed Proxy Materials, your enclosed Proxy card. If you received printed Proxy Materials, enclosed is a Proxy card for the shares of stock held by you on the record date. If you received printed Proxy Materials, you may vote by signing and dating each Proxy card you receive and returning it in the enclosed prepaid envelope, or you may vote by telephone or internet.

Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” each of the nominees for director, “FOR” the approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan, “FOR” the approval of an amendment of the Company’s Employee Stock Purchase Plan, “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and “AGAINST” the stockholder proposal to elect each director annually.

15.	Q: How do I vote by telephone or electronically?

A:

Instead of submitting your vote by mail on the enclosed Proxy card (if you received printed Proxy Materials), your vote can be submitted by telephone or electronically, via the internet. Please refer to the specific instructions set forth on the Notice Regarding the Availability of Proxy Materials or, if you received printed Proxy Materials, on the enclosed Proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

16.	Q: How do I vote my shares if they are held in street name?

A:	If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.

17.	Q: Can I change or revoke my vote?

A:

Yes. Any Proxy executed and returned to us is revocable by delivering a later signed and dated Proxy or other written notice to our Secretary at any time prior to its exercise. Your Proxy is also subject to revocation by attending the meeting and voting online.

18.	Q: How do I vote during the meeting?

A:

If you have not already voted your shares in advance as described above, provided you are a registered stockholder or a registered beneficial stockholder with a control number, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the virtual meeting site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of or during the Annual Meeting by one of the methods described in the proxy materials.

19.	Q: How do I ask questions during the meeting?

A:

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the virtual meeting site at www.meetnow.global/MF79L4G, entering your control number and clicking on the “Q&A” tab. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

20.	Q: What constitutes a “quorum”?

A:

The holders of a majority of the common stock votes issued and outstanding and entitled to vote, either in person or represented by Proxy, constitutes a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

21.	Q: What are our voting rights with respect to the election of directors?

A:

Our Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share.

Each holder of Class A Common Stock may cumulate his or her votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he or she may distribute his or her votes on the same principle among as many candidates as he or she shall see fit. For a holder of Class A Common Stock to exercise his or her cumulative voting rights, the stockholder must give notice at the meeting of such intention to cumulate votes.

As of March 18, 2024, the shares of Class A and Class C Common Stock, which constituted 10.8% of the aggregate outstanding shares of our Common Stock, had the right to elect five members of the Board of Directors and constituted 90.5% of our general voting power; and as of that date the shares of Class B and Class D Common Stock (excluding shares issuable upon exercise of options), which constituted 89.2% of the outstanding shares of our Common Stock, had the right to elect two members of the Board of Directors and constituted 9.5% of our general voting power.

22.	Q: What are our voting rights with respect to matters other than the election of directors?

A:

As to matters other than the election of directors, our Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law.

Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C Common Stock, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in its discretion, may require holders of Class C or Class D Common Stock to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from our stock records.

23.	Q: Will my shares be voted if I do not sign and return my Proxy card or vote by telephone or internet?

A:

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters, but may not vote your shares on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

24.	Q: What is a “broker non-vote”?

A:

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by Proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our Proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be nonroutine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

25.	Q: What is the effect of a broker non-vote?

A:

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be considered present and entitled to vote on any matter for which a broker, bank or other nominee does not have authority.

For the Annual Meeting, pursuant to the rules of the New York Stock Exchange, your broker, bank or other nominee will be permitted to vote for you without instruction only with respect to Proposal 4 regarding the ratification of PricewaterhouseCoopers LLP. A broker non-vote will not have any impact on the outcome of any other proposals.

26.	Q: What is the vote required to approve each proposal?

A:

Item of Business	Votes Required for Approval	Abstentions	Withholding Authority	Signed But Unmarked Proxy Cards	Broker Non-Votes

Proposal 1: Election of Directors

Three Class I directors will be elected by the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

		No effect	No effect	Count as votes FOR	No effect on voting

Proposal 2: Approval of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan

Affirmative “FOR” vote of the holders of a majority of the voting power of shares of Class A, B, C, and D Common Stock, present in person or represented by Proxy and entitled to vote, voting together as a single class.

		Count as votes AGAINST	Not applicable	Count as votes FOR	No effect on voting

Proposal 3: Approval of an amendment of the Company’s Employee Stock Purchase Plan

Affirmative “FOR” vote of the holders of a majority of the voting power of shares of Class A, B, C, and D Common Stock, present in person or represented by Proxy and entitled to vote, voting together as a single class.

		Count as votes AGAINST	Not applicable	Count as votes for FOR	No effect on voting

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

Item of Business	Votes Required for Approval	Abstentions	Withholding Authority	Signed But Unmarked Proxy Cards	Broker Non-Votes

Proposal 4: Ratification of Independent Registered Public Accounting Firm	Majority of the Class A, B, C and D Common Stock votes, present in person or represented by Proxy and entitled to vote.	Count as votes AGAINST	Not applicable	Count as votes FOR	Not applicable

Proposal 5: Stockholder Proposal to elect each director annually	Majority of the Class A, B, C and D Common Stock votes, present in person or represented by Proxy and entitled to vote.	Count as votes AGAINST	Not applicable	Count as votes AGAINST	No effect on voting

27.	Q: Who will count the votes?

A:	The Secretary will count the Class A and Class C votes. Our transfer agent will count the Class B and Class D votes and serve as inspector of elections.

28.	Q: When are stockholder proposals or director nominations due for the 2025 Annual Meeting?

A:

Any stockholder proposal intended to be included in the proxy materials for the 2025 Annual Meeting must be received by us no later than December 5, 2024. Such proposals should be sent in writing by courier or certified mail to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406. Any stockholder proposal must also be in proper form and substance, as determined in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

In addition, our Amended and Restated Bylaws require that the Company be given advanced notice of stockholder proposals containing nominations for election to the Board of Directors or other matters which stockholders wish to present for action at an annual meeting. These requirements are separate from, and in addition to, the requirements discussed above to have the stockholder proposal included in the proxy materials for the 2025 Annual Meeting pursuant to the SEC’s rules. The Company’s Amended and Restated Bylaws separately require that any stockholder proposal intended to be brought before the annual meeting of stockholders, including a proposal nominating one or more persons for election as directors, be received in writing by our Secretary at the address listed above not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, for the 2025 Annual Meeting being between January 15, 2025 and February 14, 2025, provided, however, that in the event that the date of the 2025 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the first anniversary of the 2024 Annual Meeting, the notice must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Our Amended and Restated Bylaws set forth certain informational requirements for stockholders’ nominations of directors and other proposals. In addition to satisfying the requirements under our Amended and Restated Bylaws, in order to comply with the new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

29.	Q: Can I receive more than one set of Annual Meeting materials?

A:

If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and Proxy Statement. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406, telephone (610) 768-3300. If you share an address with another stockholder

Universal Health Services, Inc. 2024 Proxy Statement

Proxy Statement

and (i) would like to receive multiple copies of the Proxy Statement or Annual Report to Stockholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

30.	Q: How can I obtain additional information about the Company?

A:

Copies of our annual, quarterly and current reports we file with the SEC, and any amendments to those reports, are available free of charge on our website, which is located at http://uhs.com. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Secretary at Universal Health Services, Inc., Universal Corporate Center, P.O. Box 61558, 367 South Gulph Road, King of Prussia, Pennsylvania 19406. The information posted on our website is not incorporated into this Proxy Statement.

As required by Delaware law, the names of registered shareholders entitled to vote at the virtual Annual Meeting will be available for a period of ten days ending on the day before the date of the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our principal executive offices at Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406.

Universal Health Services, Inc. 2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 18, 2024, the number of shares of our equity securities and the percentage of each class beneficially owned, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of our general voting power currently held, by (i) all stockholders known by us to own more than 5% of any class of our equity securities, (ii) all of our directors and nominees who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

	Title of Class
Name and Address of Beneficial Owner(1)	Class A Common Stock(2)			Class B Common Stock(2)			Class C Common Stock(2)		Class D Common Stock(2)		Percentage of General Voting Power(3)
	Shares		%	Shares		%	Shares	%	Shares	%

Alan B. Miller	5,163,885	(6)(16)(19)	78.5%	8,366,396	(4)(11)(12)(17)(20)(22)	12.5%	661,688	100%	—	—	87.4%

Marc D. Miller	1,641,815	(7)(14)(16)(21)	25.0%	2,796,917	(4)(11)(13)(17)(18)	4.5%	—	—	—	—	2.7%

Elliot J. Sussman, M.D. The Villages Health 3619 Kiessel Road The Villages, FL 32163	—		—	13,951	(11)(23)	(5)	—	—	—	—	(5)

Maria R. Singer 245 Park Avenue New York, NY 10167	—		—	20,668	(11)(23)	(5)	—	—	—	—	(5)

Warren J. Nimetz Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019	377,530	(15)(19)	5.7%	398,629	(4)(11)(23)	(5)	—	—	—	—	(5)

Eileen C. McDonnell 179 Ash Way Doylestown, PA 19801	—		—	10,316	(11)(23)	(5)	—	—	—	—	(5)

Nina Chen-Langenmayr The Welcoming Center 211 N 13th Street, 4th Floor Philadelphia, PA 19107	—		—	1,738	(23)	(5)	—	—	—	—	(5)

Steve G. Filton	—		—	389,489	(8)(11)	(5)	—	—	—	—	(5)

Edward H. Sim	—		—	12,500	(11)	(5)	—	—	—	—	(5)

Matthew J. Peterson	—		—	65,955	(11)	(5)	—	—	—	—	(5)

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	—		—	4,398,787	(9)	7.3%	—	—	—	—	(5)

First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	—		—	4,630,429	(10)	7.7%	—	—	—	—	(5)

FMR LLC 245 Summer Street Boston, MA 02210	—		—	3,615,012	(24)	6.0%	—	—	—	—	(5)

Invesco Ltd. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	—		—	3,435,912	(25)	5.7%	—	—	—	—	(5)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	—		—	7,042,246	(26)	11.7%	—	—	—	—	1.1%

All directors & executive officers as a group (10 persons)(27)	6,574,600		99.96%	11,067,929		16.1%	661,688	100.0%	—	—	90.8%

(1)	Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

(2)	Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

Universal Health Services, Inc. 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(3)

As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

(4)	Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

(5)	Less than 1% of the class of stock or general voting power.

(6)	Includes 400,000 shares of Class A Common Stock that are beneficially owned by Mr. Alan Miller and are held by Mr. Alan Miller in trust for the benefit of his spouse.

(7)

Includes 337,321 shares of Class A Common Stock which are held by three trusts (the “2002 Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller (who is the Chief Executive Officer and President, director and the son of Alan B. Miller) and Mr. Nimetz are trustees; and 532,194 shares held by the A. Miller Family, LLC, whose members are the 2002 Trusts. Marc D. Miller is the sole manager of the A. Miller Family, LLC and during his tenure as such, has voting and dispositive power with respect to the Class A Common Stock held by the A. Miller Family, LLC and sole voting and dispositive power with respect to the shares held by the 2002 Trusts. Mr. Nimetz disclaims beneficial interest in all shares held by the 2002 Trusts and the A. Miller Family LLC. Marc D. Miller disclaims beneficial interest in the shares held by the 2002 Trusts and the A Miller Family LLC other than those of which Marc Miller is the beneficiary.

(8)

Includes 161,000 shares of Class B Common Stock which are held by two Irrevocable Trusts. Mr. Filton is the Trustee and beneficiary of The Betsy H. Filton 2020 Irrevocable Trust (80,500 shares) and disclaims beneficial ownership of The Steve G. Filton 2020 Irrevocable Trust, of which Mr. Filton’s spouse is the Trustee and beneficiary (80,500 shares).

(9)

These securities are held by Blackrock, Inc. and its subsidiaries. Blackrock, Inc. has sole power to vote with respect to 4,047,795 shares of our Class B Common Stock and sole power with respect to 4,398,787 shares to dispose or to direct the disposition of 4,398,787 shares of our Class B Common Stock. Information is based on Amendment No. 15 to Schedule 13G dated January 26, 2024.

(10)

These securities are held by First Eagle Investment Management, LLC and its subsidiaries. First Eagle Investment Management, LLC has sole power to vote with respect to 4,193,717 shares of our Class B Common Stock and sole power with respect to 4,630,429 shares to dispose or to direct the disposition of 4,630,429 shares of our Class B Common Stock. Information is based on Amendment No. 2 to Schedule 13G dated February 8, 2024.

(11)

Includes 1,509,284 shares issuable pursuant to stock options to purchase Class B Common Stock held by our directors and executive officers and exercisable within 60 days of March 18, 2024 as follows: Elliot J. Sussman, M.D. (10,000); Alan B. Miller (886,488); Marc D. Miller (335,096); Eileen C. McDonnell (5,000); Steve G. Filton (159,704); Warren Nimetz (17,500); Matthew J. Peterson (65,496); Maria R. Singer (17,500); and Edward H. Sim (12,500).

(12)	Includes 44,087 shares held by the three 2022 Grantor Retained Annuity Trusts. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.

(13)

Includes 171,426 shares held by the three 2011 Family Trusts for the benefit of Alan B. Miller’s three children. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the Trust for the benefit of Abby Miller King (55,763) and the Trust for the benefit of Marni Spencer (55,763).

(14)

Includes 237,800 shares held by the 2012 Family Trust for the benefit of Abby Miller King and Marni Spencer. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of these shares.

(15)

Includes 118,900 shares held by the 2012 Family Trust for the benefit of Marc D. Miller. Warren Nimetz is the sole Trustee of the 2012 Trust for the benefit of Marc D. Miller and Mr. Nimetz has sole voting power with respect to Marc D. Miller’s shares. Mr. Nimetz disclaims beneficial ownership of these shares.

(16)

Includes 350,000 shares held by three separate limited liability companies, 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000).

(17)

Includes 400,000 shares held by the three separate limited liability companies, 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by and the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000).

(18)

Includes 66,062 shares held by the two 2002 Trusts for the benefit of Alan B. Miller’s children. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares and Marc D. Miller disclaims beneficial ownership interest of the shares held by the 2002 Trust for the benefit of Abby Miller King (22,815) and the shares held by the 2002 Trust for the benefit of Marni Spencer (43,247).

(19)

Includes 258,630 shares held by The Alan B. Miller 2002 Trust. Warren Nimetz is the Trustee of the Trust and has sole voting and dispositive power with respect to these shares. Mr. Nimetz disclaims any beneficial interest in the shares.

(20)	Excludes 8,623 shares in The Alan and Jill Miller Foundation.

(21)

Includes 184,500 shares of Class A Common Stock which are held by three sub-trusts (the “2017 Sub-Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller is a trustee. Marc D. Miller has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership interest of shares held by the 2017 Sub-Trust for the benefit of descendants of Abby Miller King (61,500) and shares held by the 2017 Sub-Trust for the benefit of descendants of Marni Spencer (61,500).

(22)	Includes 94,040 shares held by the three 2023 Grantor Retained Annuity Trusts. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.

(23)

Includes 7,440 restricted stock units which will convert to Class B Common Stock upon vesting. These units are held by our directors and scheduled to vest within 60 days of March 18, 2024 as follows: Elliot J. Sussman, M.D. (1,488); Eileen C. McDonnell (1,488); Warren Nimetz (1,488); Nina Chen-Langenmayr (1,488); and Maria R. Singer (1,488).

Universal Health Services, Inc. 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(24)

These securities are held by FMR LLC and its subsidiaries. FMR LLC has sole power to vote with respect to 3,594,341 shares of our Class B Common Stock and sole power with respect to 3,615,012 shares to dispose or to direct the disposition of 3,615,012 shares of our Class B Common Stock. Information is based on Amendment No. 2 to Schedule 13G dated February 8, 2024.

(25)

These securities are held by Invesco Ltd. and its subsidiaries. Invesco Ltd. has sole power to vote with respect to 3,341,314 shares of our Class B Common Stock and sole power with respect to 3,435,912 shares to dispose or to direct the disposition of 3,435,912 shares of our Class B Common Stock. Information is based on Amendment No. 2 to Schedule 13G dated February 7, 2024.

(26)

These securities are held by The Vanguard Group and its subsidiaries. Vanguard Group has shared power to vote or direct the vote with respect to 81,797 shares of our Class B Common Stock and shared power to dispose with respect to 263,649 shares and sole power with respect to 6,778,597 shares to dispose or to direct the disposition of 7,042,246 shares of our Class B Common Stock. Information is based on Amendment No. 11 to Schedule 13G dated February 13, 2024.

(27)	Notes (4)—(8) and (11)—(23) apply to the respective directors and executive officers as further indicated above.

Equity Compensation Plan Information

The table below provides information, as of the end of December 31, 2023, concerning securities authorized for issuance under our equity compensation plans.

Plan Category(1.)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2.)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (excluding securities reflected in column (a))(3.)(4.)

Equity compensation plans approved by security holders	6,794,794	$121.13	4,523,592

Total	6,794,794	$121.13	4,523,592

(1)	Shares of Class B Common Stock.

(2)

As of March 18, 2024, including options outstanding issued pursuant to our 2005 Stock Incentive Plan and our 2020 Omnibus Stock and Incentive Plan, there were approximately 5,459,575 options outstanding with an approximate weighted-average exercise price of $121.17 and weighted average remaining term of approximately 2.64 years. All current outstanding stock options have terms that do not exceed five years. There were approximately 338 full-value shares outstanding as of March 18, 2024. Additionally, as of March 18, 2024, there were approximately 261,578 full-value restricted stock units outstanding and 159,374 performance-based restricted stock units outstanding. The restricted stock units do not have any voting rights.

(3)

As of March 18, 2024, the Company’s 2020 Omnibus Stock and Incentive Plan had approximately 4.35 million shares remaining for future issuance. On March 21, 2024, pursuant to the Company’s 2020 Omnibus Stock and Incentive Plan, approximately 63,000 performance-based restricted stock units were granted to our named executive officers (“NEOs”); and approximately 500,000 time-based restricted stock units were granted to various employees, including our NEOs. The performance-based restricted stock units issued to our NEOs, which represented 100% of the target value with a grant date value of $180.77 per share, will be based upon the achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests. The time-based restricted stock units are scheduled to vest ratably on each of the first four anniversaries of the grant date. After giving effect to these restricted stock units granted on March 21, 2024 (approximately 563,000 aggregate restricted stock units granted on that date which count as 4 shares against the reserve balance for future issuance (as noted below) computing to approximately 2.25 million shares), the Company had approximately 2.10 million shares remaining for future issuance pursuant to the 2020 Omnibus Stock and Incentive Plan.

(4)

For purposes of determining the remaining number of shares subject to the Company’s 2020 Omnibus and Stock Incentive Plan, each share underlying a stock option or SAR shall be counted as one (1) share, while all other awards, including full-value restricted stock or units, shall be counted as four (4) shares against the reserve balance for future issuance.

Universal Health Services, Inc. 2024 Proxy Statement

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members, the exact number to be determined by the Board of Directors. The Board of Directors is currently comprised of seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting and, in the case of this Annual Meeting, directors will be elected as Class I directors.

Holders of shares of our outstanding Class B and Class D Common Stock (voting together as a single class) are entitled to elect two directors, currently one in Class II and one in Class III, and the holders of Class A and Class C Common Stock (voting together as a single class) are entitled to elect the remaining directors, currently three in Class I, one in Class II, and one in Class III.

The persons listed below include the members of our Board of Directors whose term of office will continue after the meeting and nominees. The terms of the current Class I directors, Ms. Eileen C. McDonnell, Mr. Marc D. Miller and Dr. Elliot J. Sussman, expire at the 2024 Annual Meeting. Ms. McDonnell, Mr. Marc D. Miller and Dr. Sussman, have been nominated to be elected by the holders of Class A and C Common Stock. We have no reason to believe that any of the nominees will be unavailable for election; however, if either nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

The Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed the Board by replacing 80% of the non-management members of the Board within the last six years. The Board has three female members, one of whom, Eileen McDonnell, serves as lead director and one of whom is a member of an underrepresented minority group.

Director Nominees

Class I Directors

Eileen C. McDonnell
Director Since: 2013 Age: 61	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit (Chair) • Compensation (Chair) • Nominating and Governance • Executive

Business Experience

Ms. McDonnell currently serves as a Trustee of the Penn Mutual Life Insurance Company. She served as Chairman of Penn Mutual until December 2023. She joined Penn Mutual in 2008 and served as Chief Executive Officer from March 2011 until December 2021. Ms. McDonnell was appointed to The Penn Mutual Board of Trustees in 2010. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership.

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 1

Marc D. Miller
Director Since: 2006 Age: 53	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Miller was appointed as our Chief Executive Officer in January 2021 and continues to serve as President. Mr. Miller previously served as Senior Vice President and Co-Head of our Acute Care Division since 2007 and served as a Vice President since 2004. He also served in various roles in our Acute Care Division since 2003 and served in other management positions at various hospitals from 1999 to 2003. Mr. Miller currently serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Mr. Miller is the son of Alan B. Miller, our Executive Chairman, and former Chief Executive Officer.

Elliot J. Sussman, M.D.
Director Since: 2018 Age: 72	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit • Compensation • Nominating and Governance (Chair) • Quality and Compliance (Chair)

Business Experience

Dr. Sussman is the Chairman of The Villages Health. Formerly, Dr. Sussman was the President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 to 2010. He previously served as a member of the Board of Directors of Yale New Haven Health System from 2011 to 2023. Dr. Sussman previously chaired the boards of the Council of Teaching Hospitals and of the Association of American Medical Colleges.

Directors whose Terms Expire in 2025

Class II Directors

Warren J. Nimetz
Director Since: 2018 Age: 67	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Nimetz is a Partner at the law firm of Norton Rose Fulbright US LLP and has been an attorney since 1979. We utilized during the year ended December 31, 2023, and currently utilize, the services of Norton Rose Fulbright US LLP as outside counsel.

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 1

Maria R. Singer
Director Since: 2020 Age: 50	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Audit • Finance • Nominating and Governance • Quality and Compliance

Business Experience

Ms. Singer is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners from 2008-2015. She served in various roles at Lehman Brothers, Inc. from 2002-2008, including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets.

Directors whose Terms Expire in 2026

Class III Directors

Nina Chen-Langenmayr
Director Since: 2022 Age: 67	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Quality and Compliance • Compensation • Special Litigation

Business Experience

Ms. Chen-Langenmayr is Special Projects Consultant at The Welcoming Center in Philadelphia since 2013. Ms. Chen-Langenmayr previously served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. She is a Juris Doctor and Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women.

Alan B. Miller
Director Since: 1978 Age: 86	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive (Chair) • Finance (Chair)

Business Experience

Mr. Alan B. Miller, who had previously served as our Chief Executive Officer since our inception in 1978, stepped down from that role effective as of January 1, 2021 and assumed the role of Executive Chairman of the Board. Prior to 1978, Mr. Alan B. Miller was Chairman of the Board, Chief Executive Officer and President of American Medicorp, Inc. Mr. Alan B. Miller continues to serve as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. He is the father of Marc D. Miller, a Director, and our Chief Executive Officer and President.

See the “Corporate Governance” section for additional information about our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE

NOMINEES AS DIRECTORS.

Universal Health Services, Inc. 2024 Proxy Statement

PROPOSAL NO. 2

AMENDMENT OF AMENDED AND RESTATED 2020 OMNIBUS STOCK AND INCENTIVE PLAN

On January 17, 2024, the Board of Directors adopted an amendment of our Amended and Restated 2020 Omnibus Stock and Incentive Plan (the “2020 Stock Incentive Plan”), subject to the approval of our stockholders at the 2024 Annual Meeting. The amendment adopted by the Board would increase the number of shares of our Class B Common Stock that may be issued under the 2020 Stock Incentive Plan by 6.0 million (to 18.1 million shares from 12.1 million shares). We are not seeking stockholder approval of any other changes to the 2020 Stock Incentive Plan. The full text of the Amended and Restated 2020 Stock Incentive Plan is attached hereto as Exhibit A.

As of March 18, 2024, stock option awards with respect to approximately 5,327,558 shares, net of cancellations, of our Class B Common Stock had been issued under the 2020 Stock Incentive Plan, of which approximately 4,367,453 shares were outstanding (with a weighted-average exercise price of $133.61 per share and a weighted-average remaining term of 3.05 years). All current outstanding stock options have terms that do not exceed five years. In addition, there were approximately 445,845 full-value restricted stock units, net of cancellations, issued under the 2020 Stock Incentive Plan, of which approximately 261,578 are outstanding as of March 18, 2024. Additionally, there were 159,374 performance-based restricted stock units, net of cancellations, issued under the 2020 Stock Incentive Plan, of which approximately 159,374 remain outstanding as of March 18, 2024. The restricted stock units do not have any voting rights. As of March 18, 2024, only approximately 4,351,566 shares remained available for future grants under the 2020 Stock Incentive Plan (assuming full vesting and exercise of all of the then outstanding awards). Shares that are subject to stock options are counted as one share for every one share subject to stock options. Shares that are subject to restricted stock units and performance-based restricted stock units are counted as four shares for every one share subject to such awards. On March 18, 2024, the closing price of a share of Class B Common Stock, as reported on the New York Stock Exchange, was $177.30.

The Board of Directors believes that the 6.0 million share increase covered by the proposal should be sufficient to enable us to continue making an adequate level of awards under the 2020 Stock Incentive Plan for approximately two more years, based upon the grant levels during the past ten years. If an increase in the number of authorized shares is not approved, the number of remaining available shares would be insufficient to cover an appropriate level of awards for even one year.

Long-term equity incentive compensation has been and is expected to continue to be a necessary and key component of our overall compensation program. The Board believes that our ability to grant equity-based incentive compensation under the 2020 Stock Incentive Plan enables us to meet several important objectives, including, for example, fostering an ownership mentality that aligns the interests of our management and other key personnel with those of our stockholders, and enabling us to recruit, attract, motivate, reward and retain qualified individuals whose skills, experience and efforts contribute to the success of our business and the enhancement of stockholder value. If this proposal is not approved, we will run out of shares and lose our main vehicle for providing equity-based incentive opportunities to our employees. The Board believes this would present serious challenges to our ability to attract and retain management and other key personnel and, if not addressed in other ways, would be detrimental to our business and the interests of our stockholders. Our executive officers and directors have an interest in the continuation of the 2020 Stock Incentive Plan because they are eligible for awards under the 2020 Stock Incentive Plan.

Description of 2020 Stock Incentive Plan

The following summary describes the principal features of the 2020 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the plan document and the proposed amendment, which is attached hereto as Exhibit A.

Purpose

The purpose of the 2020 Stock Incentive Plan is to advance the interests of the Company and increase stockholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, directors, and consultants upon whose efforts and judgment its success is largely dependent.

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 2

Eligibility

Awards may be granted pursuant to the 2020 Stock Incentive Plan to any of our present or future employees, consultants and outside directors. Actual selection of any eligible individual to receive an award pursuant to the 2020 Stock Incentive Plan is within the sole discretion of the Compensation Committee or its authorized delegate (where applicable, references herein to the Compensation Committee are inclusive of its authorized delegate). “Incentive stock options” may be granted only to employees, and all other awards may be granted to either employees, consultants or outside directors.

Non-employee directors currently receive awards as described in this proxy statement under Director Compensation and the Company’s named executive officers receive awards as described in this proxy statement under Executive Compensation. Approximately 900 individuals are among those eligible for awards granted pursuant to our 2020 Stock Incentive Plan including our non-employee directors (5); named executive officers (5); non-executive officers (8), division senior vice presidents/vice presidents (approximately 100); c-suite hospital management personnel (approximately 500) and various other members of management and key employees (approximately 300).

Types of Awards

The 2020 Stock Incentive Plan authorizes the granting of “incentive stock options” and “non-qualified stock options” to purchase shares of our common stock. The maximum number of shares of common stock available for issuance pursuant to incentive stock options granted under the 2020 Stock Incentive Plan is the same as the number of shares of common stock available for issuance under the 2020 Stock Incentive Plan. In accordance with the rules under the Internal Revenue Code of 1986, as amended, for incentive stock options, the 2020 Stock Incentive Plan provides that incentive stock options granted to any particular employee may not “vest” for more than $100,000 in fair market value of the common stock (measured on the grant date) in any calendar year. If incentive stock options granted to a participant would vest for more than $100,000 in any calendar year, then such incentive stock options will, to such extent, be treated as non-statutory stock options. Unless the context otherwise requires, the term “options” includes both incentive stock options and non-qualified stock options.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock. A restricted stock award is the grant of shares of our common stock that are nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. The vesting and number of shares of a restricted stock award may be determined by the Compensation Committee. Except as otherwise provided in the agreement granting the restricted stock award, the recipient of restricted stock will have all of the rights of a stockholder, including with respect to voting rights, other than the right to receive dividends on unvested restricted stock (although the agreement granting the restricted stock award may allow for the accrual of dividend equivalents on unvested restricted stock).

The 2020 Stock Incentive Plan also authorizes the granting of stock appreciation rights, or SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the grant price of the SAR (which grant price may not be less than the fair market value of a share of our common stock on the date of grant of the SAR). SARs may be granted under the 2020 Stock Incentive Plan in tandem with other awards.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock units that, that once vested (based on the criteria the Compensation Committee establishes, which may be based on the passage of time or the attainment of performance-based conditions), may be settled in a number of shares of our common stock equal to the number of units earned, or in cash equal to the fair market value of the number of shares of our common stock (or a combination of stock and cash) earned in respect of the number of units earned.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock units and awards intended to be performance-based awards that are payable in stock, cash, or a combination of stock and cash. Any performance-based awards granted will vest upon the achievement of performance objectives. The Compensation Committee will establish the performance measure as well as the length of the performance period.

Administration

The 2020 Stock Incentive Plan is administered by the Compensation Committee (or by the Board of Directors to the extent reserved or determined by the Board of Directors). The Compensation Committee has the authority to interpret and adopt rules and

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regulations for carrying out the 2020 Stock Incentive Plan. All decisions and acts of the Compensation Committee shall be final and binding on all participants under the 2020 Stock Incentive Plan.

The Compensation Committee will have the full power and authority under the 2020 Stock Incentive Plan to:

•	designate participants to receive awards;

•	determine the type or types of awards to be granted to each participant;

•	determine the number of awards to be granted and the number of shares to which an award will relate;

•

determine the terms and conditions of any award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an award, based in each case on such considerations as the Compensation Committee in its sole discretion determines;

•

determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise price of an award may be paid in, cash, shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered;

•	prescribe the form of each award agreement, which need not be identical for each participant;

•	decide all other matters that must be determined in connection with an award;

•	establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the 2020 Stock Incentive Plan;

•

suspend or terminate the 2020 Stock Incentive Plan at any time provided that such suspension or termination does not impair rights and obligations under any outstanding award without written consent of the affected participant;

•	interpret the terms of, and any matter arising pursuant to, the 2020 Stock Incentive Plan or any award agreement thereunder; and

•

make all other decisions and determinations that may be required pursuant to the 2020 Stock Incentive Plan or as the Compensation Committee deems necessary or advisable to administer the 2020 Stock Incentive Plan.

Authorized Shares and Share Counting Method

Subject to the approval of the Amendment of the 2020 Stock Incentive Plan at the 2024 Annual Meeting, a total of 18.1 million shares of our common stock (subject to adjustment as discussed below) may be issued under the 2020 Stock Incentive Plan. Authorized shares are counted and subject to adjustments, as described below:

•	Shares that are subject to stock options and SARs shall be counted as one share for every one share subject to stock options and SARs.

•

Shares that are subject to restricted stock awards, restricted stock unit awards, performance shares and other share-based awards shall be counted as four shares for every one share subject to such awards.

•

The following shares shall not be added to the number of shares authorized: shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation related to any award; shares not issued or delivered as a result of the net settlement of an outstanding stock option or SAR; and shares repurchased by us on the open market with the cash proceeds of the exercise price from stock options.

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To the extent that any share-based award under the 2020 Stock Incentive Plan terminates, expires, is cancelled or is paid in cash, the available shares subject to such award shall remain available shares; shares will be added back as one share if they were subject to a stock option or a SAR and as four shares if they were subject to a restricted stock award, restricted stock unit award, performance share or other share-based award.

•	Substitute awards issued in connection with acquiring other companies shall neither increase nor decrease the shares authorized under the 2020 Stock Incentive Plan.

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Granting of Awards

The Compensation Committee may from time to time grant awards in its discretion. In granting awards, the Compensation Committee may take into consideration the contribution the eligible person has made or may be reasonably expected to make to our success and such other factors as the Compensation Committee determines. The number of discretionary grants to be made under the 2020 Stock Incentive Plan in the future to our directors and executive officers, including our named executive officers, and the dollar values of such grants, are not determinable.

Exercise Price of Options and Grant Price of SARs

The exercise price of options granted under the 2020 Stock Incentive Plan shall be any price determined by the Compensation Committee, but may not be less than the fair market value of our common stock on the date of grant. The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of our stock.

The grant price of SARs granted under the 2020 Stock Incentive Plan shall be determined by the Compensation Committee, and may not be less than the fair market value of our common stock on the date of grant.

Price of Restricted Stock

The price, if any, to be paid by a recipient for restricted stock awarded under the 2020 Stock Incentive Plan shall be determined by the Compensation Committee. As a condition to the grant of a restricted stock award, if required by applicable law, the Compensation Committee will require the person receiving the award to pay to us an amount equal to the par value of the restricted stock granted under the award.

Payment of Exercise Price

Unless further limited by the Compensation Committee, the exercise price of an option shall be paid solely in cash, by certified or cashier’s check, by wire transfer, by money order, by personal check, by delivery of shares of our common stock if expressly permitted by the terms of the option (including withholding of shares otherwise deliverable upon exercise of the option by “net exercise” or otherwise), by promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Internal Revenue Code of 1986, as amended, other property acceptable to the Committee, or by a combination of the foregoing. If the exercise price is paid in whole or in part with shares of our common stock, the value of the shares surrendered shall be their fair market value on the date surrendered.

Restrictions on Transfer of Awards

No award granted under the 2020 Stock Incentive Plan is transferable otherwise than by will or by the laws of descent and distribution. However, the Committee by express provision in the award or an amendment thereto may permit awards to be transferred (without consideration) to, exercised by and paid to certain persons or entities related to the participant, including, but not limited to, members of the participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Compensation Committee, pursuant to such conditions and procedures as the Compensation Committee may establish.

During the lifetime of a participant, each award will be exercisable only by the participant or the guardian or legal representative of the participant.

Restrictions on Transfer of Restricted Stock

A participant may not sell, transfer, assign or pledge shares of restricted stock until the shares have vested. Stock certificates representing the restricted stock shall be held by us bearing a legend to restrict transfer of the certificate until the restricted stock has vested. At the time the restricted stock vests, a certificate for the vested shares will be delivered to the participant and, if the award agreement so provides, dividend equivalents accrued on the restricted stock from the date of grant.

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Exercisability of Options and SARs

Each option and SAR shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the option or the SAR, as applicable, to the extent not inconsistent with the express provisions of the 2020 Stock Incentive Plan. In addition, in the case of the grant of an option to an officer, the Compensation Committee may provide that no shares acquired on the exercise of such option shall be transferable during such six-month period following the date of grant of such option. The Compensation Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise un-exercisable option or SAR may be exercised or a restriction will lapse.

Vesting of Restricted Stock and Restricted Stock Units

In granting restricted stock and restricted stock unit awards, the Compensation Committee, in its sole discretion, may determine the terms and conditions under which such awards shall vest. The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which restricted stock and restricted stock units may vest or otherwise waive or amend any conditions in respect of a grant of restricted stock or restricted stock units.

Dividends and Dividend Equivalents

The Compensation Committee may provide that any award (other than options and SARs) shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares). Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any award that is subject to the achievement of performance criteria (including time-based vesting conditions), unless and until the relevant performance criteria have been satisfied. Generally, holders of restricted stock and restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. No dividends or dividend equivalents will be paid on options or SARs.

Minimum Vesting Requirement

A one-year minimum vesting requirement will generally apply to all awards, except for a limited carve-out with respect to awards for up to 5% of the total number of shares that are available for new awards as of the effective date of the 2020 Stock Incentive Plan. In addition, the one-year minimum vesting requirement does not apply to awards granted to non-employee directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders that occurs at least 50 weeks after the prior year’s annual meeting.

Terms of Performance Awards

The Compensation Committee may grant performance awards to any person who is eligible to receive an award pursuant to the 2020 Stock Incentive Plan which are conditioned on the satisfaction of performance objectives, including those comprising one or more of the performance measures under a performance-based award, as the Compensation Committee, in its sole discretion, may select.

Performance-based awards, in the sole discretion of the Compensation Committee, may be made in the form of:

•

shares or unit equivalents to shares of our common stock (including, without limitation, shares of restricted stock subject to restrictions that will lapse on the basis of the satisfaction of the selected performance measure(s));

•	cash; or

•	a combination of shares of our common stock and cash.

The Compensation Committee shall establish the performance measures which will be required to be satisfied during the performance period in order to earn the amounts specified in a performance-based award, as well as the duration of any performance period, each of which may differ with respect to each covered person, or with respect to separate performance-based awards issued to the same covered person. The performance measures may be one or more (or a combination) of the following:

•	pre-tax income, after-tax income or adjusted net income;

•	earnings per share (basic or diluted), adjusted earnings per share (basic or diluted);

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•

earnings, including one or more of operating income, earnings before or after interest, depreciation, amortization, rent (or restructuring) costs, adjusted EBITDA, adjusted EBITDAR, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

•	operating profit;

•	revenue, revenue growth or rate of revenue growth;

•	return on assets (gross or net), return on investment, return on capital, or return on equity;

•	operating expenses;

•	total stockholder return or stock price appreciation;

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), or net cash provided by operations;

•	implementation or completion of critical projects or processes;

•	acquisition financing;

•	cumulative earnings per share growth;

•	operating margin or profit margin;

•	containment of our expenses;

•	expense targets, reductions and savings, productivity and efficiencies;

•

strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, employee satisfaction, human resources management, supervision of litigation and/or information technology goals, goals relating to acquisitions, divestitures, joint ventures and/or similar transactions and/or goals relating to budget comparisons;

•

personal professional objectives, including, without limitation, any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions;

•	any combination of, or a specified increase or decrease in, any of the foregoing; and

•

any other criteria as determined by the Committee in its sole discretion, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index.

Expiration of Options

The expiration date of an option will be determined by the Compensation Committee at the time of the grant. However, unless the terms of the option expressly provide for a different date of termination, the unexercised portion of the option shall automatically and without notice terminate and become null and void on the earlier of:

•	the date that holder ceases to be employed by or provide services to us, if such cessation is for “Cause,” as defined in the 2020 Stock Incentive Plan;

•	three months following the date on which the holder ceases to be employed by or provide services to us for any reason other than because of the holder’s death or disability or for Cause;

•	the first anniversary of the date on which the holder ceased to be employed by or provide services to us by reason of the holder’s death or disability; or

•	the fifth anniversary of the date of grant.

Change in Control

In the event of the occurrence of a “change in control” as defined in the 2020 Stock Incentive Plan, outstanding awards may be assumed by, or converted into an award with respect to shares of common stock of, the successor or acquiring company. If an

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outstanding award is not assumed by the successor or acquiring company, then the award (to the extent not exercised and whether or not otherwise vested) will be cancelled immediately prior to the change in control in exchange for the right to receive the product of (a) the number of shares still covered by the outstanding award multiplied by (b) the excess, if any, of the per share consideration received by our stockholders over the exercise or base price specified in the award. If the per share transaction value is not greater than the exercise or base price under the award, then the award will be cancelled for no consideration. The Board of Directors may accelerate the vesting of an outstanding award in connection with a change in control, whether or not the vesting requirements set forth in the applicable award agreement have been satisfied and whether or not the award is otherwise assumed or substituted by the successor company.

Prohibition on Repricing

Repricing of outstanding stock options or SARs and repurchases of “underwater” stock options or SARs is prohibited without stockholder approval.

Clawback / Recovery

All Awards granted under the 2020 Stock Incentive Plan will be subject to recoupment in accordance with the Company’s recoupment policy. In addition, the Compensation Committee may impose such other clawback, recovery or recoupment provisions on an award as the Compensation Committee determines necessary or appropriate in view of applicable laws, governance requirements or best practices, including, but not limited to, a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause (as determined by the Compensation Committee).

Expiration of the 2020 Stock Incentive Plan

Unless terminated sooner by the Board of Directors, the 2020 Stock Incentive Plan will terminate on May 20, 2030.

Adjustments

The 2020 Stock Incentive Plan provides for adjustments to (a) the aggregate number and kind of shares that may be issued, (b) the terms and conditions of any outstanding awards (including, any applicable performance targets or criteria with respect thereto), and (c) the grant or exercise price per share for outstanding awards, in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares or the price of the shares other than an equity restructuring.

Amendments

The Compensation Committee (with the approval of the Board of Directors) may amend or modify the 2020 Stock Incentive Plan at any time, provided that no amendment may, without the approval of our stockholders:

•	increase the number of shares available for issuance under the 2020 Stock Incentive Plan; or

•	permit the Compensation Committee to extend the exercise period for an option beyond five years from the date of grant.

Notwithstanding any provision in the 2020 Stock Incentive Plan to the contrary, absent approval of the stockholders of the Company, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date of grant and, except as otherwise permitted in the 2020 Stock Incentive Plan, (a) no option or SAR may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an option or SAR having a higher per share exercise price and (b) no option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another award at a time when the option or SAR has a per share exercise price that is higher than the fair market value of a share.

In addition, in general no amendment shall adversely affect in any material way any award previously granted pursuant to the 2020 Stock Incentive Plan without the prior written consent of the participant; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant.

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Federal Income Tax Consequences

Grants of Options

Under current tax laws, the grant of an option will not be a taxable event to the recipient and we will not be entitled to a deduction with respect to such grant.

Exercise of Incentive Stock Options and Subsequent Sale of Stock

An optionee will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option if the optionee was our employee at all times from the date the option was granted to the day three months (or, in the case of an employee who is disabled within the meaning of Code Section 22(e)(3), one year) before the date of such exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the option exercise price will be includable in the employee’s “alternative minimum taxable income” and may therefore be subject to the “alternative minimum tax” imposed on such income. If the optionee holds the shares acquired for at least one year (and two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term taxable capital gain or loss. If there is an earlier disposition, the optionee will recognize ordinary taxable income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized. Any taxable gain recognized on the disposition of the shares in excess of the amount thus taxable as ordinary income will be treated as capital gain, long-term or short-term depending on whether the shares have been held for more than one year. Upon such a disqualifying disposition, we will be entitled to a deduction at the same time and in an amount equal to the ordinary taxable income recognized by the optionee, subject to the limitations of Section 162(m) of the Internal Revenue Code (“Code Section 162(m)”).

If an optionee is not our employee at all times from the date the option was granted to the day three months (or, in the case of an employee who is disabled within the meaning of Code Section 22(e)(3), one year) before the date on which an incentive stock option is exercised, the optionee will recognize ordinary taxable income at the time of exercise equal to the excess of the then fair market value of the shares of our common stock received over the exercise price. The taxable income recognized upon exercise of the option will be treated as compensation income subject to withholding and, subject to the limitations of Code Section 162(m), we will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of our common stock received upon the exercise of a the option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized at the time of exercise); the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

Exercise of Non-qualified Options and Subsequent Sale of Stock

Upon the exercise of a non-qualified stock option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of our common stock received over the exercise price. The taxable income recognized upon exercise of a non-qualified stock option will be treated as compensation income subject to withholding and, subject to the limitations of Code Section 162(m), we will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of our common stock received upon the exercise of a non-qualified stock option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized at the time of exercise); the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise. Special tax rules apply when all or a portion of the exercise price of a non-qualified stock option is paid by the delivery of already owned shares.

Restricted Stock

Except as noted below, a recipient of restricted stock normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the holder will recognize

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ordinary taxable income in an amount equal to the fair market value of the shares at that time and we will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

However, a holder of restricted stock may elect under Code Section 83(b) (within 30 days following receipt of the stock) to recognize ordinary taxable income in the year the restricted stock is awarded in an amount equal to their fair market value at the time received, determined without regard to the restrictions. In this event, we will be entitled to a deduction in such year in the same amount, subject to the limitations of Code Section 162(m), and any gain or loss recognized by the holder upon subsequent disposition of the shares will be capital gain or loss. If the shares are forfeited pursuant to the restrictions, no deduction will be allowed in respect of the amount previously includable in taxable income because of the election.

The tax basis of restricted stock will be equal to its fair market value at the time the restrictions terminate, and its holding period will begin at that time, except that, if an election is made under Code Section 83(b), then the holding period of the restricted stock will begin at the time received and its tax basis will be equal to its fair market value at that time, determined without regard to the restrictions. Notwithstanding an election under Code Section 83(b), dividends and/or dividend equivalents, and any interest thereon, on restricted stock for which the election has been made will not be includable in the holder’s taxable income until paid to the holder.

Stock Appreciation Rights (SARs)

The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, the grantee will recognize ordinary taxable income in an amount equal to any cash received and the fair market value on the exercise date of any shares received. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

The grant of stock appreciation rights with respect to a previously granted incentive stock option may constitute a “modification” of the related option. In this event, the option will be treated as having been granted at the time the stock appreciation rights were granted, with the result that the option could not qualify as an incentive stock option if the market price of the stock at that time were greater than the option price.

Restricted Stock Units

The grant of a restricted stock unit will not result in any immediate tax consequences to us or the recipient. When a restricted stock unit is paid out, the recipient will recognize ordinary taxable income in an amount equal to the fair market value of the shares received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

Performance Shares and Performance Units

The grant of a performance share or a performance unit will not result in any immediate tax consequences to us or the recipient. When a performance share or a performance unit is paid out, the recipient will recognize ordinary taxable income in an amount equal to any cash and the fair market value of any shares received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

Payouts of Performance Compensation Awards

The designation of an award of restricted stock or the grant of a restricted stock unit, performance share, or performance unit as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant

Dividend Equivalents

Dividend equivalents generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time. subject to the limitations of Code Section 162(m).

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Section 409A of the Internal Revenue Code

If an award is subject to Section 409A of the Internal Revenue Code (which relates to nonqualified deferred compensation arrangements) (“Code Section 409A”), and if the requirements of Code Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to the participants. It is anticipated that all awards made in compliance with the terms of the 2020 Stock Incentive Plan will be exempt from the application of Code Section 409A or will comply with the requirements of Code Section 409A in order to avoid such early taxation and additional taxes and penalties.

The foregoing does not purport to be a complete description of the federal income tax aspects of the benefits under the 2020 Stock Incentive Plan and does not consider the effect of any state or foreign laws, or potential changes to the applicable tax laws. Employees should consult their tax advisors on any questions they may have.

New Plan Benefits

Awards under the 2020 Stock Incentive Plan are made by the Compensation Committee in its sole discretion and therefore cannot be determined in advance.

Vote Required

The affirmative vote of the holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the Amendment and Restatement of the Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT OF THE AMENDED AND RESTATED UNIVERSAL HEALTH SERVICES, INC. 2020 OMNIBUS STOCK AND INCENTIVE PLAN” - TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN

On January 17, 2024, the Company’s Board of Directors adopted an amendment and restatement of the Universal Health Services, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to the approval of the Company’s stockholders. The amendment and restatement adopted by the Board would increase the number of shares of our Class B Common Stock that may be issued under the ESPP by 1 million shares (to 3 million shares from 2 million shares). The Board of Directors believes that the ESPP will encourage broader stock ownership by employees who might not otherwise own Class B Common Stock and who, as owners of Class B Common Stock, will have a greater incentive to contribute to the profitability and long term growth of the Company.

In assessing this proposal, stockholders should consider that executive officers and certain directors of the Company are eligible to receive awards under the ESPP and thus may have a substantial interest in this proposal.

Description of the Employee Stock Purchase Plan

The following summary describes the principal features of the ESPP and is qualified in its entirety by reference to the plan document, a copy of which is attached hereto as Exhibit B.

Subject to approval of the amendment and restatement of the ESPP at the 2024 Annual Meeting and subject to adjustment to reflect stock splits, stock dividends and other changes in capitalization, the Company may sell an aggregate of 3 million shares of Class B Common Stock under the ESPP. Shares sold under the ESPP may be authorized and unissued or shares held by the Company in its treasury. The Company may repurchase outstanding shares of Class B Common Stock for sale under the ESPP. On March 18, 2024, the closing price of a share of Class B Common Stock, as reported on the New York Stock Exchange, was $177.30.

The ESPP will be administered by the Compensation Committee or such other committee appointed by the Board of Directors from time to time. Subject to the provisions of the ESPP, the committee, acting in its sole and absolute discretion, will have full power and authority to construe, interpret and apply the terms of the ESPP.

Any employee of the Company or any participating subsidiary (including any director who is also an employee) will be eligible to become a participate in the offering period next following (or commencing on) the date he or she has completed thirty days of employment (or such other period of employment determined by the committee prior to the commencement of an offering period), provided that (unless otherwise determined by the committee) the employee is not among any of the following categories of employees: (i) employees who are members of a collective bargaining unit whose agreement does not provide for participation in the ESPP; (ii) employees who are not regularly scheduled to work for at least 20 hours per week; (iii) employees who are classified as seasonal, temporary or per diem employees, or (iv) employees who, directly or indirectly, own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. Approximately 65,000 employees are eligible to participate in the ESPP.

Each entity in which the Company holds, directly or indirectly, at least a 50% ownership interest will automatically be a participating subsidiary under the ESPP. In addition, any other entity in which the Company holds, directly or indirectly, a substantial ownership interest of less than 50% will be a participating subsidiary under the ESPP if and only if such entity is designated by the committee as a “participating subsidiary.”

Participation in the ESPP is completely voluntary. Participation in the ESPP is limited to eligible employees who authorize payroll deductions pursuant to the ESPP. The amount of an employee’s payroll deductions under the ESPP will be credited to an unfunded, bookkeeping account maintained in the employee’s name. A participant may not have more than $12,000 (or such other amount determined by the committee) deducted from his or her compensation during any calendar year for the purchase of shares under the ESPP. For purposes of the ESPP, compensation means regular salary, wages or earnings, including overtime pay, commissions and bonuses. Once an employee becomes a participant in the ESPP, the employee will automatically participate in each successive offering until such time as the employee withdraws from the ESPP or the employee’s employment terminates.

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Offering periods under the ESPP, unless changed by the committee, will be quarterly with new offering periods commencing on January 1st, April 1st, July 1st and October 1st of each year. For such offering periods, the purchase price per share will be equal to 90% of the fair market value of a share of the Class B Common Stock on the last day of such offering period. Prior to the commencement of any offering period, however, the committee may establish a different purchase price for such offering period, provided that such purchase price may not be less than 85% of the lesser of the fair market value of a share of Class B Common Stock on (i) the first day of the offering period or (ii) the last day of the offering period.

For purposes of the ESPP, unless otherwise determined by the committee, the fair market value of a share of Class B Common Stock as of any given date will be the closing sale price per share of the Class B Common Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Class B Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale is reported.

The amount credited to a participant’s account under the ESPP during each offering period (plus any amount carried over from the prior offering period) will be used to purchase shares of Class B Common Stock, the number of which shall be determined by dividing such amount by the applicable purchase price. No fractional shares will be issued under the ESPP. If the total number of shares of Class B Common Stock to be purchased on the last day of any offering period, when aggregated with shares previously purchased under the ESPP, exceeds the number of shares then authorized under the ESPP, a pro-rata allocation of the available shares shall be made among the participants based upon the amounts in their respective accounts as of the last day of such offering period.

An employee may elect to terminate his or her participation at any time during an offering period. Any participant whose employment with the Company or a participating subsidiary is terminated for any reason or whose employment status changes to an ineligible class before an exercise date shall thereupon cease being a participant. In such case, the total amount credited to the participant’s account during the offering period shall be paid to the participant in cash or, in the case of a deceased participant, to the participant’s beneficiary, as soon as practicable after the participant’s termination of employment.

The Company’s Board of Directors may amend or terminate the ESPP at any time; provided that any such amendment shall be subject to the approval of the Company’s stockholders if such amendment would increase the aggregate number of shares of Class B Common Stock which may be issued under the ESPP or such approval is otherwise required by applicable law or exchange requirements.

Because participation in the ESPP is voluntary, the number of shares of Class B Common Stock that will be sold under the ESPP is not determinable at this time.

Federal Income Tax Consequences

The ESPP is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Amounts withheld from a participant’s pay under the ESPP are taxable as ordinary income to the participant. A participant will recognize ordinary income upon the purchase of shares of Class B Common Stock at the end of an offering period in an amount equal to the applicable purchase price discount and the Company will receive a corresponding deduction. Upon a later sale of the shares of Class B Common Stock purchased under the ESPP, the participant will recognize capital gain or loss equal to the difference between the sale price and the fair market value of the stock at the time of purchase.

Vote Required

The affirmative vote of the holders of a majority of the Class B Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the ESPP. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 3 - APPROVAL OF AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

Universal Health Services, Inc. 2024 Proxy Statement

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has selected, and as a matter of good corporate governance, is requesting the ratification by the stockholders of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accountants for the year ending December 31, 2024. PricewaterhouseCoopers LLP has served as our independent registered public accountants since 2007. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its stockholders.

PricewaterhouseCoopers LLP representatives will attend the Annual Meeting and respond to questions where appropriate. Such representatives may make a statement at the Annual Meeting should they so desire.

Vote Required

Ratification of the selection of the independent registered public accountants by the stockholders requires that affirmative “FOR” vote of the holders of a majority of the Class A, Class B, Class C and Class D Common Stock votes present in person or represented by proxy and entitled to vote on the matter. Unless marked to the contrary, proxies will be voted FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF

THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Universal Health Services, Inc. 2024 Proxy Statement

PROPOSAL NO. 5

STOCKHOLDER PROPOSAL TO ELECT EACH DIRECTOR ANNUALLY

We have been informed that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA, 90278, the beneficial owner of no fewer than 20 shares of our common stock, intends to introduce the resolution below at the Annual Meeting. The following stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of Mr. Chevedden. In accordance with SEC rules, the proposed stockholder resolution and supporting statement are printed below verbatim from his submission.

The Board of Directors opposes Mr. Chevedden’s proposal for the reasons stated after the proposal.

Stockholder Proposal

Proposal 5 – Elect Each Director Annually

RESOLVED, stockholders ask that our Company take all the steps necessary to reorganize the Board of Directors in order that each director stands for election at each annual meeting.

Although our management can adopt this proposal topic in one-year and one-year implementation is a best practice, this proposal allows the option to phase it in.

Classified Boards like the Universal Health Services Board have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School.

Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director stockholders have far less control over who represents them.”

A total of 79 S&P 500 and Fortune 500 companies, worth more than $1 trillion, have adopted this important proposal topic since 2012. Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value at virtually no extra cost to stockholders. Thus it was not a surprise that this proposal topic won more than 96%-support at both Centene Corporation and Teleflex in 2021.

Annual election of each director gives stockholders more leverage if the Board of Directors performs poorly. For instance if the Board of Directors approves executive pay that is excessive or is poorly incentivized stockholders can soon vote against the Chair of the Board’s executive pay committee instead of waiting 3-years under the current setup.

This proposal typically obtains overwhelming support from non-insider stockholders and is expected to do at least as well at Universal Health Services.

Please vote yes:

Elect Each Director Annually – Proposal 5

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 5

UHS Statement in Opposition to Stockholder Proposal

The Board of Directors has carefully considered the proposal seeking to declassify the board of directors. The Board of Directors opposes the proposal because it is not in the long-term interests of the Company or its stockholders. To the contrary, the Board of Directors strongly believes that our current classified board continues to be in the best interests of the Company and its stockholders.

The Board of Directors, as stewards of stockholder interests, is committed to maximizing long-term stockholder value creation and to maintaining sound corporate governance principles consistent with current rules and practices. Since its founding in 1979 UHS has become one of the largest and most respected hospital management companies in the nation. As a Fortune 500 corporation, with net revenues of approximately $14.3 billion generated during the twelve-month period ended December 31, 2023 that produced net income attributable to UHS of approximately $719.3 million during the same period, UHS subsidiaries owned and operated 360 inpatient facilities and 45 outpatient and other facilities in 39 states, Washington, D.C., the United Kingdom and Puerto Rico, and employed approximately 96,700 people as of December 31, 2023. Our governance structure has enabled us to grow our business and to succeed despite a rapidly changing landscape and changes in technology, market structure and regulatory regimes.

The Company’s Classified Board Provides Stability and Continuity and Promotes Long-Term Goals and Objectives

As provided for in the Company’s certificate of incorporation, the Board of Directors is currently divided into three separate classes, with each class of directors serving for a three-year term. Our Board of Directors believes that our classified board structure creates stability and continuity that is in the best interests of the Company and its stockholders. This classified board structure ensures that, at any given time, the Board of Directors is comprised of experienced directors who are familiar with the Company’s business, strategic goals and objectives, history, culture and market area. In addition, our three-year director terms are tailored to enable our existing and future directors to develop a substantive and meaningful understanding of the Company’s specific operations and goals, which better allows them to make long-term strategic decisions that are in the best interests of the Company and its stockholders.

Our classified board structure also provides for orderly change alongside continuity as new directors with fresh perspectives interact and work with experienced directors. In the absence of a classified board structure, the entire Board of Directors could be replaced in a single year with new directors who are not familiar with the Company’s business, strategic goals and objectives, history, culture and market area.

The Board of Directors also believes that the Company’s classified board structure encourages directors to make decisions that are in the long-term interests of the Company and its stockholders by strengthening the independence of non-employee directors against the short-term focus of certain investors or special interest groups. In contrast, the annual election of all directors can, in some cases, lead to short-term focus or a concentration on only immediate results, which can discourage or impair long-term strategic objectives and initiatives.

The Company’s Classified Board is Designed to Protect Shareholder Value and Provide Accountability to Shareholders

The Board of Directors believes that the Company’s classified board structure is also in the best interests of the Company and its stockholders because it helps protect stockholder value and provides accountability to stockholders. The classified board structure reduces the Company’s vulnerability to hostile and potentially abusive takeover tactics and better positions the Board of Directors to negotiate effectively on behalf of all of the Company’s stockholders. While a classified board of directors alone does not preclude a successful takeover offer, staggered director terms may provide the Company with the time and opportunity to evaluate the fairness of a takeover proposal, to negotiate on behalf of all stockholders, and to weigh alternatives with the objective of maximizing overall stockholder value.

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 5

In addition, our current corporate governance policies and practices provide stockholders with the ability to effectively express their views and participate meaningfully in director elections and ensure that the Board of Directors is accountable to stockholders. For example:

•

As a “controlled company” for purposes of NYSE Listed Company Manual Section 303A.00, we are not required to have a majority of independent directors and we are exempt from the NYSE’s requirements relating to compensation committees and nominating/corporate governance committees. However, the Company has a majority of independent directors on our Board of Directors and all independent directors serving on our Compensation Committee and Nominating & Governance Committee. We believe that our Board and committee structure provides independence and good corporate governance practices while our classified board structure preserves our ability to manage the Company in the best interests of all our stockholders.

•	We have an empowered Lead Independent Director.

•	Stockholders are able to:

•	communicate directly with any director, including our independent directors, as discussed in this Proxy Statement under “Stockholder Communications”;

•	propose director nominees to the Nominating & Governance Committee;

•	directly submit nominations of director candidates at our annual meetings, subject to the conditions set forth in our By-Laws; and

•	submit proposals for consideration at our annual meetings and for inclusion in the Company’s proxy statement.

•	We do not have a “poison pill” which would limit the amount of shares any group of stockholders could hold.

Moreover, the Board of Directors believes that our current classified board structure does not in any way diminish the accountability of directors to our stockholders. Our directors are committed to acting in the best interests of the Company and our stockholders and are required by law to fulfill fiduciary duties owed to both, regardless of the length of their terms. Our Nominating & Governance Committee plays a significant role in ensuring director accountability by compiling data from the Board of Director’s self-evaluation and peer review processes, evaluating stockholder communications and stockholder voting results, and reviewing commentary about Board governance and individual director performance from a variety of sources. The Nominating & Governance Committee also uses this information to inform the Board of Directors’ succession planning process in order to develop a thoughtful process that will enhance accountability by facilitating orderly change without disrupting the Company’s financial or operational performance.

The Nominating & Governance Committee identifies and evaluates committee-recommended director nominees considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, energy, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. The Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board of Directors has refreshed its composition by replacing 80% of the non-management members of the Board of Directors within the last six years. The Board of Directors has three female members, one of whom, Eileen McDonnell, serves as lead director and one of whom is a member of an underrepresented minority group.

Universal Health Services, Inc. 2024 Proxy Statement

Proposal No. 5

Conclusion

The Board of Directors believes that the proposal’s request for the Company to take action to declassify the Board of Directors is unnecessary and will eliminate the benefits of a classified board discussed above. The Board of Directors, therefore, recommends a vote AGAINST this proposal.

Vote Required

The affirmative vote of the holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the stockholder proposal. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION OF THE BOARD OF DIRECTORS DESCRIBED IN PROPOSAL NO. 5.

Universal Health Services, Inc. 2024 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the 2023 compensation program for our named executive officers. For 2023, our named executive officers were:

Marc D. Miller Chief Executive Officer, President and Director	Alan B. Miller Executive Chairman of the Board and Founder

Steve G. Filton Executive Vice President, Chief Financial Officer and Secretary	Edward H. Sim Executive Vice President, President of Acute Care Division	Matthew J. Peterson Executive Vice President, President of Behavioral Health Division

Our 2023 Performance and Highlights

•

During 2023, our adjusted net income attributable to UHS (see footnote A. below) was $739.4 million, or $10.54 per diluted share, as compared to $730.2 million, or $9.88 per diluted, share during 2022.

•	Our net revenues increased by 6.6% to $14.28 billion during 2023 as compared to $13.40 billion during 2022.

•

Net revenues generated from our acute care services, on a same facility basis, increased 7.6% during 2023, as compared to 2022. During 2023, adjusted admissions (adjusted for outpatient activity) at our acute care hospitals, on a same facility basis, increased 7.6% and adjusted patient days increased 4.7%, as compared to 2022.

•

Net revenues generated from our behavioral health care services, on a same facility basis, increased 8.0% during 2023, as compared to 2022. During 2023, adjusted admissions at our behavioral health care hospitals, on a same facility basis, increased 3.2% and adjusted patient days increased 2.1%, as compared to 2022.

•	We invested more than $463 million in our acute care division, and approximately $274 million in our behavioral health care division, to construct, expand, equip and improve our facilities.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

•	During 2023, pursuant to our share repurchase program, we repurchased approximately 3.86 million shares at an aggregate cost of approximately $524.5 million, or approximately $136 per share.

A.

Adjusted net income and adjusted net income per diluted share for 2023 and 2022 were publicly disclosed and reconciled to our reported results for each year on the Schedule of Non-GAAP Supplemental Consolidated Statements of Income Information, included with our earnings for the years ended December 31, 2023 and 2022, as filed on Form 8-K on February 27, 2024. Annex A contains a reconciliation of these non-GAAP financial measures to financial measurements determined in accordance with GAAP.

The following are a few of the quality and patient care highlights achieved in 2023:

Acute Care Services:

•

The Leapfrog Group is an independent organization which analyzes quality and safety data and published this data to inform consumers about the safety of healthcare. This past fall both Henderson Hospital and Temecula Valley Hospital were recognized by The Leapfrog Group having each received their 11th A rating. In addition, Cornerstone Regional Hospital in Edinburg, Texas, received the “Top General Hospital” designation from Leapfrog, recognizing the hospital’s achievements in patient safety.

•

The George Washington University Hospital (“GWUH”) earned a US News and World Report Best Regional Hospital distinction in the Washington, D.C. area, recognizing the high-quality care provided. GWUH achieved “High Performing” status in three specialty areas – Neurology/Neurosurgery, Urology and Maternity. GWUH also earned “High Performing” in ten common procedure and condition areas.

•

South Texas Health System Edinburg was named Best Regional Hospital by US News and World Report for the McAllen Metro Area for the second consecutive year. The hospital also received “High Performing” designations for Heart Attack, Heart Failure, Stroke, COPD, Kidney Failure, Diabetes and Pneumonia.

•

Recognizing excellence in maternity care, GWUH, Centennial Hills Hospital Medical Center and Southwest Healthcare Rancho Springs Hospital each received acknowledgement as a High Performing Hospital, providing new moms with peace of mind that they are receiving care from highly skilled medical professionals.

•	Newsweek named Lakewood Ranch Medical Center to the Best Maternity Hospitals list for the second consecutive year. Lakewood Ranch Medical Center was one of only 350 hospitals in the US recognized.

•

In 2023, our online reputation management team responded to over 26,000 reviews posted on Google. Our acute care hospitals ended the year with an overall average star rating of 4.3 out of 5 stars, up from 4.0 in 2022. The overall average star rating of our free-standing emergency departments was 4.7 stars.

•	Our acute care hospitals delivered nearly $2.6 billion in uncompensated care.

Behavioral Health Care Services:

•

The Centers for Medicare and Medicaid Services’ Inpatient Psychiatric Facility Quality Reporting measures compare our behavioral health care facilities to approximately 1,600 providers in the U.S. Our 2023 behavioral health results exceed the national average in 8 out of 12 indicators. These measures are publicly available.

•

In 2023, patients in our behavioral health care facilities rated their satisfaction with their overall care, on average, as 4.4 out of 5 in our patient satisfaction surveys. More than 91% of our patients indicated they felt better following care at one of our facilities; and 89% of our patients indicated that their treatment goals were met.

•

As indicated by our referral source satisfaction survey, 84% of our referral sources consider our behavioral health care facilities as their provider of choice while scoring a 4 out of 5 on all questions asked.

•

In 2020, our behavioral health care facilities began obtaining Net Promoter Scores (“NPS”) which are utilized by approximately two-thirds of Fortune 1000 companies to gauge customer loyalty. In 2023, the average aggregate score for our behavioral health care facilities was 38.6 which is considered very good by industry standards. Our outpatient programs’ NPS score was 64.1 and our substance use disorder programs’ NPS score was 55.5, both of which are considered excellent.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

•

In 2023, 172 of our behavioral health care facilities and 425,000 patients participated in clinical outcomes studies with patient reported symptom scales that measure clinical severity. An evidence-based tool is administered at admission and at discharge to determine effectiveness and impact of care provided. 83% of our patients exhibited statistically meaningful improvement following intervention at our behavioral health facilities. Utilizing these tools in addition to patient satisfaction, publicly reported measures and NPS, provides our facilities the opportunity to benchmark, improve and report on the quality of care provided.

Our Executive Officers

Marc D. Miller – Chief Executive Officer, President and Director: Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007. He was elected a Director in May, 2006 and Vice President in 2005. He has served in various capacities related to our acute care division since 2000. He was elected to the Board of Trustees of Universal Health Realty Income Trust in December, 2008. He also serves as a member of the Board of Directors of Premier, Inc., a publicly traded healthcare performance improvement alliance.

Alan B. Miller – Executive Chairman of the Board and Founder: Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. He currently serves as Chairman of the Board, Chief Executive Officer and President of Universal Health Realty Income Trust.

Steve G. Filton – Executive Vice President, Chief Financial Officer and Secretary: Mr. Filton was elected Executive Vice President in 2017 and continues to serve as Chief Financial Officer since his appointment in 2003. He has also served as Secretary since 1999. He had served as Senior Vice President since 2003, as Vice President and Controller since 1991, and as Director of Corporate Accounting since 1985.

Edward H. Sim – Executive Vice President, President of Acute Care Division: Mr. Sim was hired as Executive Vice President, President of our Acute Care Division in December, 2022 to succeed Mr. Marvin G. Pember who retired on December 31, 2022. Mr. Sim was formerly employed as Chief Operating Officer at Centura Health, since 2017. Prior to joining Centura Health, Mr. Sim served in senior leadership roles of increasing responsibility for 11 years at Baptist Health.

Matthew J. Peterson – Executive Vice President, President of Behavioral Health Division: Mr. Peterson’s employment with us commenced in September, 2019 as Executive Vice President and President of our Behavioral Health Division. He was formerly employed at UnitedHealth Group for 11 years serving in various capacities including Chief Operating Officer for OptumGovernment, a health services and technology company, as well as various other Senior Vice President/Vice President roles. In addition to his civilian business career, Mr. Peterson also serves in the Air National Guard (“ANG”), U.S. Airforce, and was recently promoted to Brigadier General. He has also served for over 25 years with the ANG as a Healthcare Executive/Medical Service Corps Officer and has held numerous leadership roles.

Compensation Philosophy and Objectives

Our compensation philosophy of strongly aligning pay with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders. Specifically, we:

•	Review peer group market data on an annual basis;

•	Discuss financial and operational performance rigorously in determining any base salary and incentive decisions;

•	Enforce maximums on incentive payments to limit undue risk;

•	Evaluate our compensation practices on an annual basis;

•	Retain an independent, outside consultant;

•	Do not provide plans generally outside of current market practices, and;

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

•	Do not offer excessive perquisites to our executives.

In designing our compensation programs for our named executive officers, we follow our belief that compensation should reflect the value created for stockholders while supporting our strategic business goals. In doing so, our compensation programs reflect the following objectives:

•	Compensation should encourage increases in stockholder value;

•	Compensation programs should support our short-term and long-term strategic business goals and objectives;

•	Compensation programs should reflect and promote our core values set forth in our mission statement, which includes commitment to excellence, high ethical standards, teamwork and innovation;

•	Compensation should reward individuals for outstanding performance and contributions toward business goals, and;

•	Compensation programs should enable us to attract, retain and motivate highly qualified professionals.

These objectives govern the decisions that the Compensation Committee and management of the Company make with respect to the amount and type of compensation payable to our named executive officers. The Compensation Committee believes that linking executive compensation to corporate performance results in a strong alignment of compensation with corporate business goals and stockholder value. This belief has been adhered to through the use of incentive pay programs that provide competitive compensation for achieving superior performance and creating value for stockholders. Executives are rewarded commensurately for the achievement of specified business goals and performance objectives, which may increase the value of our stock. Our compensation programs are reviewed annually to ensure that these objectives continue to be met.

Compensation Setting Process

In late 2022, we retained the services of FW Cook to conduct a full comprehensive review of total direct compensation (base, incentive and equity) for our named executives and market analysis of Board of Director fee and equity award structure. Information was reviewed from two reference points: UHS peer group established and detailed in our 2022 proxy and a secondary reference of size-adjusted (by revenues) data from the broader general industry. Data for the peer reference were drawn from publicly filed proxies. FW Cook’s advice and analysis were used to make decisions on an updated remix of all direct compensation elements, as discussed above. As discussed in “Director Compensation” below, compensation practices for our Board of Directors were modified as well to reflect current peer and market practices.

With the approval of the Compensation Committee, management engaged FW Cook for compensation-related consulting services, substantially all of which related to the review and analysis of the elements and amounts of compensation for our CEO and other named executive officers. FW Cook received no compensation during 2023 from the Company for any non-Compensation Committee requested services. For 2023, the Compensation Committee analyzed whether the work of FW Cook raised any conflicts of interest, taking into consideration all relevant factors, and determined, based on its analysis of all relevant factors, that no conflicts of interest were present.

Elements of Compensation

Our executive compensation is based on six primary components, each of which is intended to serve the overall compensation objectives. These components include:

•	annual base salary;

•	annual cash incentive;

•	long-term incentive awards, and;

•	deferred compensation, retirement benefits and other benefits, including perquisites.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

Compensation Peer Group

•	Acadia Healthcare Company, Inc.

•	Brookdale Senior Living, Inc.

•	Community Health Systems, Inc.

•	DaVita, Inc.

•	Encompass Health Corporation

•	HCA Healthcare, Inc.

•	Henry Schein, Inc.

•	Laboratory Corporation of America Holdings

•	Molina Healthcare, Inc.

•	Quest Diagnostics Incorporated

•	Select Medical Holdings Corporation

•	Tenet Healthcare Corporation

Annual Base Salary

Our annual base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance, the performance of each individual executive and general economic conditions.

In establishing the base salary for our named executive officers, various criteria are reviewed including the following:

•	the executive officer’s achievements, performance in his or her position with us, taking into account the tenure of service, the complexity of the position and current job responsibilities;

•	company financial performance, and;

•	salaries of similar positions in our peer competitor companies and general industry comparisons.

We believe these peer companies, which are indicated above, are comparable peer companies based upon the median revenues of this peer group, which were approximately $12.2 billion in 2023, as compared to our 2023 revenues of approximately $14.3 billion.

For 2023, for our other named executive officers (excluding Mr. Alan Miller), we targeted the median (50th percentile) base salary paid by the peer companies (listed above), along with the median of broader general industry data, to establish our base market rate. We generally consider our base salaries to be competitive if they are approximately within a 15% range of the median market rate. For 2023, Messrs. Marc Miller, Filton, Peterson and Sim’s salaries were within 15% of the data (as assessed relative to our peer and general industry groups). However, actual base salaries are not dictated solely by the median market rate. We also take into account an individual’s expertise, tenure in the position, responsibilities and achievements.

Annual Cash Incentives

Cash incentives for our named executive officers are awarded under the Executive Incentive Plan. The Executive Incentive Plan is intended to support our efforts to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its affiliates through the payment of performance-based incentive compensation. Annual incentive compensation may be awarded under the Executive Incentive Plan to our named executive officers and others as selected by the Compensation Committee for any calendar year. The Compensation Committee believes that the payment of cash incentives to our named executive officers under the Executive Incentive Plan is consistent with the objectives for our compensation programs by rewarding such officers for the achievement of specified business goals and performance objectives and that may increase the value of our stock.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

The amount of an employee’s cash incentive award for a calendar year is based upon the employee’s target cash incentive and the extent to which the performance goal(s) applicable to the employee are achieved. For each calendar year, an employee’s target cash incentive will be equal to a fixed percentage of the employee’s base salary earned during the year.

The Compensation Committee establishes performance goals for the named executive officers using such business criteria and other measures of performance discussed herein and the Compensation Committee will establish objective performance goals based upon one or more of the following business criteria:

•	attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

•	attainment of certain target levels of, or a specified increase in, earnings per diluted share or adjusted earnings per diluted share, and;

•	attainment of certain target levels of, or a specified increase in, return on capital or return on invested capital.

In the case of an award intended to qualify as “performance-based compensation”, the applicable target cash incentive, performance goals and performance factors with respect to any calendar year will be established in writing by the Compensation Committee no later than 90 days after the commencement of that year. Promptly after the date on which the necessary financial or other information for a particular year becomes available, the Compensation Committee will determine the amount, if any, of the cash incentive compensation payable to each participant for that calendar year and will certify in writing prior to payment that the performance goals for the year were in fact satisfied. The maximum incentive award which any participant may earn under the Executive Incentive Plan for any calendar year shall not exceed $5 million. The Executive Incentive Plan provides the Compensation Committee with the discretion to establish higher or lower performance factors for levels of performance that are more or less than the target levels. Performance goals may be adjusted for changes in accounting methods, corporate transactions and other similar types of events.

2023 Annual Cash Incentive Formula and Performance Goals:

On March 15, 2023, the Compensation Committee approved specific bonus formulae for the determination of the target annual incentive compensation for the Company’s named executive officers pursuant to the Executive Incentive Plan (the “Plan”) for the year ending December 31, 2023. Under the formulae approved by the Compensation Committee, each of the Company’s named executive officers was assigned a percentage of such executive officer’s 2023 base salary as a target bonus based upon corporate performance criteria. The corporate performance criteria target bonus award indicated below for Mr. Marc D. Miller is stipulated in his employment agreement dated December 23, 2020, which became effective on January 1, 2021. Mr. Marc Miller’s employment agreement was amended in March, 2022, primarily to provide for the changes to the elements of his compensation implemented in 2022, as discussed above.

Mr. Alan B. Miller, who previously served as our Chief Executive Officer and Chairman of the Board of Directors, transitioned to the role of Executive Chairman of the Board of Directors effective January 1, 2021. As part of his compensation in connection with his role as Executive Chairman of the Board, Mr. Alan B. Miller may be entitled to bonuses and other compensation (including annual incentive bonuses) as may be determined by the Board of Directors.

With respect to:

•	Messrs. Marc D. Miller and Steve G. Filton – 100% of their annual incentive target bonus for 2023 was based upon the corporate performance criteria, as described below.

•	Messrs. Sim and Peterson – their 2023 annual incentive target bonus was based upon:

•	25% of their annual salary based upon the achievement of the corporate performance criteria, and;

•	75% of their annual salary based upon the achievement of the divisional income targets, as described below.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

The following table shows each executive officer’s target bonus as a percentage of their base salary for 2023.

Name	Title	Target Incentive Bonus Award as a % of salary

Marc D. Miller	Chief Executive Officer and President	150%

Steve G. Filton	Executive Vice President and Chief Financial Officer	100%

Edward H. Sim	Executive Vice President and President-Acute Care Division	100%

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Division	100%

As part of our peer company compensation review for executive officers as discussed above in Annual Base Salary, we also target the median (50th percentile) market rate from our healthcare peers and the broader general industry data when determining each officer’s target annual incentive. Actual cash incentive awards, however, appropriately vary from this targeted level based upon performance, consistent with our pay for performance philosophy, and are detailed in the Summary Compensation Table in this Proxy Statement. The Compensation Committee believes that the annual incentive opportunities offered to our named executive officers are appropriate to facilitate our ability to attract, retain, motivate and reward our named executive officers, and that actual incentive payouts appropriately reflect the Company’s performance.

2023 Annual Cash Incentive Targets:

Target Corporate Performance Criteria:

On February 27, 2023, we publicly announced that our initial estimated range of adjusted net income per diluted share attributable to UHS for 2023 was $9.50 to $10.50. In July of 2023, based upon our actual operating results experienced during the first six months of 2023, we publicly disclosed a revision to our previously disclosed estimated range of adjusted net income per diluted share attributable to UHS for 2023 (revised the lower end of the range to $9.85 per diluted share from $9.50 per diluted share; while the upper end of the range remained unchanged at $10.50 per diluted share). However, our annual incentive performance targets were not impacted by this publicly disclosed revision.

On March 15, 2023, the Compensation Committee approved specific bonus formulae for the determination of annual incentive compensation for our named executive officers pursuant to the Executive Incentive Plan for the year ending December 31, 2023. For 2023, our named executive officers were eligible to receive the applicable portion of their annual cash incentive (which were based on the corporate performance criteria) at various increments ranging from 0% of their bonus target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $8.99 or less, and Return on Capital of 5.7% or less) up to 200% of their annual cash incentive target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $11.00 or greater and Return on Capital of 7.1% or greater). The 2023 Target of adjusted net income per diluted share attributable to UHS, which represented the approximate midpoint within the publicly disclosed range of our projected consolidated earnings per diluted share estimate for the year, was $10.00 per diluted share. The 2023 Return on Capital Target was 6.4%

The adjusted net income per diluted share attributable to UHS excludes, among potentially other things, if applicable and material and/or nonrecurring or nonoperational in nature, the impact of changes in the market value of shares of certain equity securities, impairments of goodwill, long-lived and intangible assets, reserves for various matters including settlements, legal judgments and lawsuits, costs related to extinguishment of debt, gains/losses on sales of assets and businesses and other amounts that may be reflected in the current year financial statements that related to prior periods. The Targets were adjusted from prior years to correlate to the range of our initial estimated 2023 adjusted net income per diluted share attributable to UHS, as publicly disclosed on February 27, 2023.

Target Divisional Performance Criteria:

Also on March 15, 2023, the Compensation Committee approved the specific bonus formulae based upon the achievement of the divisional income targets pursuant to the 2022 Executive Incentive Plan for the year ended December 31, 2023. Messrs. Sim and Peterson were each entitled to receive between 0% and 200% of their target bonus that was based on the divisional results (75%).

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

The divisional income targets consist of the projected aggregate pre-tax income for our acute care segment and our behavioral health care services segment (excluding our facilities located in the U.K.), net of certain deductions which consist primarily of a charge for the estimated cost of capital. The divisional income targets may be adjusted to include or exclude the impact of items, if applicable and material, that are, among other things, nonrecurring or non-operational in nature.

For 2023, the divisional income targets were as follows:

•

Acute Care: The divisional income target was determined to be $14.1 million and Mr. Sim was eligible to receive the applicable portion of his cash incentive (75%) at various increments ranging from 0% based upon the achievement of acute care divisional loss of $5.9 million, up to 200% based upon the achievement of acute care divisional income of $34.1 million or greater.

•

Behavioral Health Care: The divisional income target was determined to be $346.3 million and Mr. Peterson was eligible to receive the applicable portion of his cash incentive (75%) at various increments ranging from 0% based upon the achievement of behavioral health care divisional income of $311.5 million, up to 200% based upon the achievement of behavioral health care divisional income of $380.9 million or greater.

2023 Actual Annual Cash Incentive Results:

On March 21, 2024, the Compensation Committee determined that, based upon our actual corporate and divisional operating results during the year ended December 31, 2023, the corporate and divisional financial results were achieved as follows:

Actual Corporate Performance Criteria:

The actual cash incentives awarded for 2023 (which were based upon corporate performance criteria) were based upon the achievement of 150% of the target, as determined by the Compensation Committee on March 21, 2024, based upon our 2023 actual operating results. During 2022, our adjusted net income per diluted share attributable to UHS was $10.54, as compared to a target of $10.00 per diluted share. This adjusted net income per diluted share attributable to UHS for 2023 was publicly disclosed and reconciled to our reported 2023 net income per diluted share attributable to UHS of $10.23, on the Schedule of Non-GAAP Supplemental Information included with our financial results for the year ended December 31, 2023, as filed on Form 8-K on February 27, 2024. The Return on Capital was 6.8% for 2023, as compared to a target of 6.4%. The Return on Capital is calculated by dividing our annual adjusted net income attributable to UHS by the consolidated average net capital.

Actual Divisional Performance Criteria:

During 2023, the actual divisional income was as follows:

•

Acute Care: The actual acute care divisional loss, as computed, was $4.5 million as compared to a target income of $14.1 million. Pursuant to the pre-established performance criteria, Mr. Sim was entitled to 14% of the portion of his bonus (75%) that was based upon the achievement of the divisional income target.

•

Behavioral Health Care: The actual behavioral health care divisional income, as computed and excluding our facilities located in the U.K., was $377.0 million as compared to a target income of $346.3 million. Pursuant to the pre-established performance criteria, Mr. Peterson was entitled to 184% of the portion of his bonus (75%) that was based upon the achievement of the divisional income target.

In determining the corporate and divisional performance criteria, various factors are considered, including the projected revenue and earnings growth over the prior year. Since the value received by stockholders is measured, in large part, by an increase in stock price, which is in turn typically influenced by increases in revenues and earnings, our performance criteria are established at reasonably aggressive levels to encourage the attainment of our financial objectives which, if accomplished, may result in an increase to our stock price and increased value to stockholders. As mentioned above, the corporate performance criteria are established annually and the Target of adjusted net income per diluted share attributable to UHS directly correlates to our annual earnings guidance that is typically publicly disclosed by us in February of each year. The divisional performance criteria are also established annually and represent each segment’s respective portion of the Company’s consolidated estimated earnings.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

For each of our named executive officers that had approved specific bonus formulae for the determination of annual incentive compensation pursuant to the Executive Incentive Plan, the following table sets forth the actual 2023 annual incentive bonus awarded as well as the pre-established ranges of potential payouts under our non-equity incentive plan.

		2023 Non-Equity Incentive Plan Awards
Name	Title	Actual	Minimum	Target	Maximum

Marc D. Miller	Chief Executive Officer and President	$3,042,117	$283,931	$2,028,078	$4,056,156

Steve G. Filton	Executive Vice President and Chief Financial Officer	$1,240,047	$115,738	$826,698	$1,653,396

Edward H. Sim	Executive Vice President and President-Acute Care	$372,014	$108,504	$775,030	$1,550,060

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Care	$1,224,160	$97,654	$697,527	$1,395,054

Mr. Alan B. Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provided for a base salary of $1.04 million in 2023, and the potential for a discretionary cash bonus, as determined by our Board of Directors. A discretionary cash bonus of $1.04 million was approved by our Compensation Committee and paid to Mr. Alan B. Miller for the year ended December 31, 2023.

The performance goals related to the Executive Incentive Plan, as outlined above, are generally based upon the achievement of our business plan financial objectives. Performance goals are established at reasonably aggressive levels to encourage and motivate executive performance and attainment of our financial objectives.

For a further description of the cash incentives and other elements of compensation granted to our named executive officers for 2023, 2022 and 2021, please refer to the Summary Compensation Table in this Proxy Statement.

Long-Term Incentives

The Compensation Committee believes that the grant of equity-based, long-term compensation, primarily in the form of stock options and restricted shares, to our named executive officers is appropriate to attract and retain such individuals and to motivate them to enhance stockholder value.

Further, long-term incentive awards reward individuals for their performance and achievement of business goals. The Compensation Committee believes that our best interests will be advanced by enabling our named executive officers, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards that may increase in value in conjunction with an increase in the value of our common stock.

As is the case with respect to base salaries, a number of factors are taken into account in calibrating grants of long-term incentive awards, including an individual’s performance in light of his or her position, responsibilities and contribution to our financial performance. In addition, the Compensation Committee takes into account an individual’s potential contribution to our growth and productivity. In determining appropriate long-term incentive grants, there is no other predetermined formula, factors or specified list of criteria that is followed.

For a description of the long-term incentive awards granted to our named executive officers for 2023, please read the Summary Compensation Table and the Grants of Plan-Based Awards Table included in this Proxy Statement.

2020 Stock Incentive Plan:

In May, 2020, at our Annual Meeting, the stockholders approved the 2020 Omnibus Stock and Incentive Plan (“2020 Stock Incentive Plan”). The 2020 Stock Incentive Plan provides for the issuance of incentive stock options and non-qualified stock options to purchase shares of our Class B Common Stock, including awards of performance-based stock options with premium exercise prices. Additionally, the 2020 Stock Incentive Plan authorizes awards of restricted stock and restricted stock units, as discussed below, stock appreciation rights and restricted stock units and awards intended to be performance-based awards. The 2020 Stock

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

Incentive Plan is intended to provide a flexible vehicle through which we may offer equity-based compensation incentives to our named executive officers and other eligible personnel in support of our compensation objectives. On March 23, 2022, the Board of Directors adopted an amendment and restatement of our 2020 Omnibus Stock and Incentive Plan, which was approved by our stockholders at our 2022 Annual Meeting, which among other things increased the numbers of shares of our Class B Common Stock that may be issued under the 2020 Stock Incentive Plan by 6.0 million (to 12.1 million shares from 6.1 million shares).

Subject to the provisions of the 2020 Stock Incentive Plan, the Compensation Committee has the responsibility and full power and authority to select the persons to whom awards will be made, to prescribe the terms and conditions of each award and make amendments thereto, to construe, interpret and apply the provisions of the Stock Incentive Plan and of any agreement or other instrument evidencing an award and to make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Stock Incentive Plan.

Stock Options: Typically, option awards under the 2020 Stock Incentive Plan are granted by the Compensation Committee on specific dates that are scheduled in advance, which generally coincide with regularly scheduled meetings of the Compensation Committee and the Board of Directors. There is no separate policy with respect to the timing of option awards to our named executive officers. Typically, option awards are granted to our named executive officers at the same time as option awards are granted to our other employees. In certain circumstances, such as new hires or promotions, option awards are granted separately by the Compensation Committee or our Chief Executive Officer and Chief Financial Officer who are duly authorized by the Compensation Committee.

Stock options have such vesting and other terms and conditions as the Compensation Committee, acting in its discretion, may determine. Generally, grants of stock options vest in equal amounts over four years, are scheduled to expire on the fifth anniversary of the date of grant and, unless otherwise determined, employees must be employed by us for such options to vest. We do not have any plan to select option grant dates for our named executive officers in coordination with the release of material non-public information. The exercise price per share of Class B Common Stock covered by an option shall be any price determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Class B Common Stock on the date of grant. The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the voting power of all classes of our stock. For purposes of the 2020 Stock Incentive Plan, unless otherwise determined by the Compensation Committee, the fair market value of a share of Class B Common Stock as of any given date is the closing sale price per share reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Class B Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale was reported.

Restricted Stock and Restricted Stock Units: The 2020 Stock Incentive Plan provides for the grant of shares or units of our Class B Common Stock to eligible personnel for a purchase price equal to par value. Shares of our Class B Common Stock could be granted under the 2020 Incentive Plan to any of our employees or consultants. Historically, our restricted grants have had a scheduled vesting period ranging from one to five years.

Vesting conditions on shares or units issued under the 2020 Incentive Plan may consist of continuing employment for a specified period of time following the purchase date. Alternatively, or in addition, vesting may be tied to the satisfaction of specific performance objectives established by the Compensation Committee based upon any one or more of the business criteria used in determining the bonuses for our named executive officers, as mentioned above. We have the right to repurchase the shares for the same purchase price (par value) if specified vesting conditions are not met.

The Compensation Committee believes restricted stock awards and restricted stock units, at times, can be effective in achieving our compensation objectives because it provides employees with a strong retention incentive and aligns the value of the award or unit with our stock price performance. The Compensation Committee may provide that Restricted Stock Awards and Restricted Stock Units shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares), however, dividends or dividend equivalents may not be paid with respect to any award or unit until vesting requirements are satisfied. Generally, holders of restricted stock and restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. We do not have any plan to select restricted stock award or restricted stock unit grant dates for our named executive officers in coordination with the release of material non-public information.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

2023 Stock-Based Compensation Awards:

To continue to enhance our equity awards program toward performance-based equity awards, as discussed below, in March of 2023, our CEO and NEOs received: (i) 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value (with the exception of Mr. Sim who was hired in December, 2022, and received options to purchase shares of our Class B Common Stock at the grant date market value in January, 2023), and; (ii) 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, the impacts of other income/expense and net income attributable to noncontrolling interests, as compared to a range of pre-established three-year growth thresholds.

On March 15, 2023, our Compensation Committee awarded to our named executive officers, the following:

•

Stock options issued at $117.65, representing the grant date market value of our Class B Common Stock, which are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date and will expire on March 14, 2028 (with the exception of Mr. Sim who was hired in December, 2022, and received stock options issued at $145.65 representing the grant date market value on January 18, 2023, which are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date and will expire on January 17, 2028), and;

•

Performance-based restricted stock units that will be earned based upon the achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests (“EBITDA”).

The number of stock options and target awards of performance-based restricted stock units awarded to each of our named executive officers during 2023 were as follows:

•	Marc D. Miller - 119,223 stock options and 42,024 performance-based restricted stock units (all granted on March 15, 2023).

•	Alan B. Miller - 62,696 stock options and 22,099 performance-based restricted stock units (all granted on March 15, 2023).

•	Steve G. Filton - 30,345 stock options and 10,696 performance-based restricted stock units (all granted on March 15, 2023).

•	Edward H. Sim - 50,000 stock options (granted on January 18, 2023) and 10,000 performance-based restricted stock units (granted on March 15, 2023).

•	Matthew J. Peterson - 24,928 stock options and 8,787 performance-based restricted stock units (all granted on March 15, 2023).

Mr. Marvin G. Pember retired from the Company effective as of December 31, 2022. Pursuant to his Separation Agreement and General Release: (i) all of Mr. Pember’s performance-based restricted stock units awarded on March 23, 2022 with a grant date fair value of $1.2 million, which were scheduled to be earned based on the three-year growth in certain Company financial metrics, were canceled on December 31, 2022, and; (ii) all of Mr. Pember’s unvested stock options granted prior to his termination date continued to vest until April 1, 2023 and all stock options scheduled to remain unvested as of April 1, 2023 were canceled as of December 31, 2022, (including 75% of options awarded on March 23, 2022).

In determining the number of options to award to our named executive officers, the Compensation Committee reviewed the compensation data and competitive performance data prepared by FW Cook in early 2023, including stock-based compensation, and reviewed historical company practices with respect to stock option and long-term incentive awards. The Committee also considered individual performance in light of a named executive officer’s position, responsibilities and contribution to our financial performance as well as his potential contribution to our growth and productivity.

Deferred Compensation

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides that eligible employees may elect to defer a portion of their base salary and bonus award into deferred compensation accounts that accrue earnings based upon the selection of available investment options. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2023 was $135,000 or higher and they are performing duties in a qualified position.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

The base compensation threshold is adjusted from time-to-time for cost-of-living increases. Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity).

Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees. One of our named executive officers deferred a portion of his base salary and/or bonus paid during 2023 to the Deferred Compensation Plan. The Compensation Committee believes that, by offering an alternative savings vehicle for our named executive officers, the Deferred Compensation Plan supports our objectives to attract, retain and motivate talented personnel.

For a further description of the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation table and the narrative discussion included in this Proxy Statement.

Retirement Benefits

Our retirement benefits consist of our Executive Retirement Income Plan, Supplemental Executive Retirement Income Plan and a 401(k) plan. These plans are designed in combination to provide an appropriate level of replacement income upon retirement. The Compensation Committee believes that these retirement benefits provide a balanced and competitive retirement program and support our objectives to attract, retain and motivate talented personnel.

Supplemental Executive Retirement Income Plan (“SERIP”).

In July 2018, the Board of Directors adopted the SERIP. Pursuant to the terms of this plan, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the plan’s qualified age of retirement, distributions are paid in 10 annual installments to the participant. Distributions due to events other than retirement are paid in a lump sum. Our obligation to fund payments to participants’ accounts pursuant to the SERIP is a general unsecured obligation. Four of our named executive officers are participants in the SERIP.

In 2018, upon commencement of the SERIP, certain participants of the Executive Retirement Income Plan (“ERIP”), who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. ERIP participants that elected to convert to the SERIP have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determines otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

Executive Retirement Income Plan (“ERIP”).

In October 1993, the Board of Directors adopted the ERIP, which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the ERIP before 2008) or age 65 (applicable to participants added to the ERIP after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us. Payment of the benefit will be made in 60 monthly installments following the participant’s retirement date. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise. In 2018, certain participants were transferred to the SERIP and were provided with an unfunded, lump sum conversion balance pursuant to the SERIP, as discussed above. One of our named executive officers remains a participant in the ERIP.

For a further description of the SERIP and ERIP, please refer to the Pension Benefits included in this Proxy Statement.

401(k) Plan.

We maintain a 401(k) plan for all employees, including our named executive officers, as an additional source of retirement income. Pursuant to the 401(k) plan, in 2023, we made matching contributions (subject to highly compensated employee limits set by the Internal Revenue Code) to the 401(k) plan of approximately $74 million. All of the named executive officers participated in the 401(k) plan in 2023. Accordingly, we made matching contributions equal to $9,900 to the 401(k) plan for each of the participating named executives.

Benefits

Our named executive officers are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability plans, all of which the Compensation Committee believes are commensurate with plans of other similarly situated public companies in the hospital management industry.

Company Aircraft. We have a partial ownership interest in a fixed wing aircraft that is available for business purpose use by members of our management team, including our named executive officers, and for personal use by Messrs. Marc Miller and Alan Miller. When the aircraft is utilized for personal purposes by either individual and/or their family members, the incremental costs incurred, including the regular hourly charges, variable fuel charges and associated fees and taxes, are directly reimbursed to us by Messrs. Marc Miller and/or Alan Miller and therefore no imputed amounts are included in the Summary Compensation Table.

Automobile. Commencing in the second quarter of 2022, Mr. Marc D. Miller was provided with an auto allowance as reflected on the Summary Compensation Table in “All other compensation”.

During 2023, we purchased a new vehicle utilized by Mr. Alan B. Miller, which replaced a similar vehicle purchased by us in 2019. Included in the Summary Compensation Table in “All other compensation” are the amounts related to his personal use of the vehicles.

Reimbursement of Relocation Expenses. In the normal course of business, in an effort to satisfy our staffing needs with high-quality personnel and/or support the career development of an employee by enabling them to assume a position of broader scope and complexity, we may need to place an executive in a position in a geographic location which differs from that in which the individual resides. The relocation benefits for our executives are patterned on standard industry practices and are competitive in design. The provisions for relocation benefits are the same for several of the top layers of management and consistently administered. Included in the relocation benefits are reimbursements or direct payment to vendors for expenses that include items like a short duration house hunting trip, movement of household goods and personal items, short duration of interim living expenses and certain closing costs for the sale and purchase of a house. Relocation reimbursement that is taxable to the individual is typically grossed-up to cover the resulting incremental income tax expense.

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

Other Perquisites. From time to time, we make tickets to cultural and sporting events available to our employees, including our named executive officers, for business purposes. If not utilized for business purposes, the tickets are made available to our employees, including our named executive officers, for personal use.

Split-Dollar Life Insurance Agreements. In December 2010, our Board of Directors approved the Company’s entering into supplemental life insurance plans and agreements on the lives of our Executive Chairman and his wife. As a result of these agreements, as amended in October 2016, based on actuarial tables and other assumptions, during the life expectancies of the insureds, we would pay approximately $28 million in premiums, and certain trusts owned by our Executive Chairman, would pay approximately $9 million in premiums. Based on the projected premiums mentioned above, and assuming the policies remain in effect until the death of the insureds, we will be entitled to receive death benefit proceeds of no less than approximately $37 million representing the $28 million of aggregate premiums paid by us as well as the $9 million of aggregate premiums paid by the trusts. In connection with these policies, we paid approximately $1.0 million in premium payments during each of 2023 and 2022.

Based on these projections, which are subject to the achievement of certain investment income and life expectancy assumptions, the total economic pre-tax cost to the Company (which includes the projected cost of capital net of the income resulting from the Company’s expected future receipt of the $9 million of premiums paid by the Trusts) would be approximately $10 million over the life expectancies of the insureds. We estimate that our share of the premium payments due on these policies will approximate $900,000 in 2023 and decrease annually to approximately $200,000 over the life expectancies of the insureds. Our aggregate premium payments (as well as the Trust’s) are expected to be repaid to us utilizing the death benefit proceeds.

The Compensation Committee has determined to offer the above-described fringe benefits and perquisites in order to attract and retain our named executive officers by offering compensation opportunities that are competitive. In determining the total compensation payable to our named executive officers, for a given fiscal year, the Compensation Committee considers such fringe benefits and perquisites. However, with the exception of the above-mentioned split dollar life insurance agreements related to Mr. Alan B. Miller, given the fact that such other fringe benefits and perquisites, which are available to our named executive officers, represent a relatively insignificant portion of their total compensation, they do not materially influence the decisions made by the Compensation Committee with respect to other elements of each individual’s total compensation. For a further description of the fringe benefits and perquisites received by our named executive officers during 2023, please refer to the All Other Compensation table included in this Proxy Statement.

Rewards/Compensation Risk Analysis: As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The review found that there were no excessive risks encouraged by the Company’s reward programs and the rewards programs do not produce payments that have a material impact on the financial performance of the organization. Approximately 890 employees (including the named executive officers) of our approximate 61,100 full-time employees in the U.S. and U.K. (comprising approximately 1.5% of our full-time employees) have incentive plans that entitle those individuals to larger bonus awards if profitability increases. However, although the plans are based on profitability, the bonus awards for these employees are capped at specific award levels (typically at 125% or less of base salary). Therefore, should our profitability increase, even by significant amounts, we do not believe the additional aggregate bonus awards would have a material unfavorable impact on our future results of operations

Future Annual Stock-Based Compensation. After reviewing market data prepared by FW Cook, a third-party executive compensation consultant, the Compensation Committee has determined that the target pay mix for all our employees, including our CEO and our other NEOs, could be more closely aligned with the comparable target pay mix at our peer group companies. To this end, the Compensation Committee intends in the future to move away from annual stock-based compensation awards to all our employees, including our CEO and NEOs, in the form of options to purchase shares of our Class B Common Stock and to instead grant annual stock-based compensation awards in the form of time based restricted stock units to our non-NEO employees and, in the case of our NEOs, a mix of time-based and performance-based restricted stock units. The performance-based restricted stock units will be earned based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation & amortization, and the impacts of other income/expense and net income

Universal Health Services, Inc. 2024 Proxy Statement

Executive Compensation

attributable to noncontrolling interests. We believe these changes to the elements of compensation for each of our employees and NEOs continue to preserve significant reliance on at-risk, performance-based compensation. The Compensation Committee believes restricted stock awards and restricted stock units, can be effective in achieving our compensation objectives because it provides employees with a strong retention incentive and aligns the value of the award or unit with our stock price performance. The Compensation Committee may provide that restricted stock awards and restricted stock units shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares), however, dividends or dividend equivalents may not be paid with respect to any award or unit until vesting requirements are satisfied. Generally, holders of restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. We do not have any plan to select restricted stock unit grant dates for our named executive officers in coordination with the release of material non-public information.

Policy on Hedging Transactions: The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Clawbacks: Effective October 2, 2023, the Company adopted a clawback policy to align with listing rules adopted by NYSE as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Company to seek to recoup certain incentive-based compensation, whether cash- or equity-based, from current or former officers and in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

Summary

The foregoing discussion describes the compensation objectives and policies that were utilized with respect to our named executive officers during 2023. In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our named executive officers, the objectives of our executive compensation program, as well as the methods that the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our named executive officers, may change.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Eileen C. McDonnell (Chairperson)

Elliot J. Sussman, M.D.

Nina Chen-Langenmayr

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently composed of Eileen C. McDonnell, Elliot J. Sussman, M.D. and Nina Chen-Langenmayr. All the members of the Compensation Committee are independent directors and no member has ever been one of our officers or employees or had a relationship with us that required disclosure.

Universal Health Services, Inc. 2024 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for our Chief Executive Officer, our Chief Financial Officer and the other most highly compensated executive officers for services rendered to UHS and its subsidiaries during the past three fiscal years. We refer to these officers collectively as our named executive officers (“NEOs”):

Name and principal position	Year	Salary ($)	Bonus ($)		Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation(3.) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4.) ($)	All other compensation(7.) ($)	Total ($)

Marc D. Miller, Chief Executive Officer and President	2023	$1,352,052	$0		$4,944,124	$4,944,434	$3,042,117	$78,003	$47,207	$14,407,937
	2022	1,300,050	0		4,754,071	4,754,007	—	66,003	45,845	10,919,976
	2021	1,100,042	0		0	10,104,427	2,750,105	52,002	14,366	14,020,942

Alan B. Miller, Executive Chairman	2023	$1,040,040	$1,040,040	(5.)	$2,599,947	$2,600,138	$0	$0	$1,089,566	$8,369,731
	2022	1,000,038	—		2,499,993	2,499,990	0	0	1,138,603	7,138,624
	2021	1,000,038	1,000,000	(5.)	—	10,104,427	0	0	1,092,036	13,196,501

Steve G. Filton, Executive Vice President and Chief Financial Officer	2023	$826,698	$0		$1,258,384	$1,258,472	$1,240,047	$47,194	$19,362	$4,650,157
	2022	786,574	0		1,210,017	1,210,020	—	42,881	18,612	3,268,104
	2021	714,681	0		0	3,168,736	893,351	41,232	18,162	4,836,162

Edward H. Sim, Executive Vice President and President, Acute Care (6.)	2023	$775,030	$550,000	(6.)	$1,176,500	$2,578,358	$372,014	$0	$17,235	$5,469,137
	2022	59,120	0		0	—	—	—	—	59,120
	2021	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A

Matthew J. Peterson, Executive Vice President and President, Behavioral Health	2023	$697,527	$0		$1,033,791	$1,033,818	$1,224,160	$40,015	$20,293	$4,049,604
	2022	666,922	0		994,015	993,990	—	37,402	19,216	2,711,545
	2021	623,364	0		0	2,724,166	545,444	36,408	18,351	3,947,733

(1)

In 2023, performance-based restricted stock units were issued under our 2020 Omnibus Stock and Incentive Plan. In March, 2023, our CEO and NEOs with the exception of Mr. Edward H. Sim, each received 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units. The March, 2023 values represent 100% of the target, with a grant date value of $117.65 per unit. Mr. Edward H. Sim commenced employment in December 2022 and was awarded 10,000 performance-based restricted stock units in March, 2023 with a grant date value of $117.65 per unit. The performance-based restricted stock units for our CEO and all NEOs will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests.

(2)

In March, 2023, our CEO and NEOs with the exception of Mr. Edward H. Sim, each received 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value. Amounts in March, 2023 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $41.47). In connection with Mr.Sim’s commencement of employment in December, 2022, he was awarded options to purchase shares of our Class B Common Stock in January, 2023, at the grant date market value. Mr. Sim’s amount in 2023 represents the aggregate fair value of options granted on the market price on the date of grant (grant date fair value of $51.57). Amounts in 2022 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $45.71). Amounts in 2021 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $40.42) and options granted at 110% of the market price on the date of grant (grant date fair value of $35.98). Options granted during each year presented were awarded pursuant to our 2020 Omnibus Stock and Incentive Plan. For the assumptions used for the fair value valuations, please refer to Note 5—Common Stock, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2023, 2022 and 2021.

(3)

Reflects the dollar value of annual bonuses earned during each of the last three years pursuant to the terms of our Executive Incentive Plan. In March, 2024 (for 2023) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2023 as a percentage of each individual’s annual base salary, the bonus amounts earned were as follows: Marc D. Miller 225%; Steve G. Filton 150%; Edward H. Sim 48%, and; Matthew J. Peterson 176%. Mr. Alan B. Miller did not receive an annual incentive bonus pursuant to the Executive Incentive Plan for 2023. However, in March, 2024, our Board of Directors awarded Mr. Alan B. Miller a discretionary bonus of approximately $1.04 million for 2023. No cash incentive bonuses were paid to any of our executive officers for the year ended December 31, 2022 since the minimum thresholds of the established corporate and divisional performance goals were not achieved and Mr. Alan B. Miller received no discretionary bonus award for the year. In March of 2022 (for 2021) our Compensation Committee approved annual cash incentive

Universal Health Services, Inc. 2024 Proxy Statement

Summary Compensation Table

bonuses which, as a percentage of each individual’s annual base salary, were as follows: Marc D. Miller 250%; Steve G. Filton 125%, and; Matthew J. Peterson 88%. Mr. Edward Sim’s employment commenced in December, 2022 and therefore he was not paid a bonus for 2021. Also in March, 2022, our Board of Directors awarded Mr. Alan B. Miller a $1.0 million discretionary bonus for 2021.

(4)

These amounts represent the aggregate change in pension value for each named executive ( with the exception of Edward H. Sim who was hired in December of 2022 and was not eligible for the Plan in 2023), in 2023, 2022 and 2021 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as disclosed herein. These amounts are considered service costs. The amounts in this column do not reflect compensation deferrals pursuant to our Nonqualified Deferred Compensation Plan since there are no contributions or benefits provided by us in connection with the plan.

(5)	In each of March, 2022 (for 2021), and March, 2024 (for 2023), our Compensation Committee awarded discretionary bonuses of approximately $1.0 million to Mr. Alan B. Miller.

(6)

Mr. Edward H. Sim was hired by the Company in December, 2022 to succeed Mr. Marvin G. Pember who retired from the Company effective as of December 31, 2022. A $550,000 cash bonus was paid to Mr. Sim in 2023 as a sign-on bonus upon commencement of employment.

(7)	Components of All Other Compensation are as follows:

Universal Health Services, Inc. 2024 Proxy Statement

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)(1.)	Tax Reimbursements ($)	Insurance Premiums ($)(2.)	Company Contributions to Retirement and 401(k) Plans ($)	Dividends Paid on Unvested Stock	Total ($)

Marc D. Miller	2023	$31,641	$0	$5,666	$9,900	$0	$47,207

	2022	31,029	0	5,666	9,150	0	45,845

	2021	0	0	5,666	8,700	0	14,366

Alan B. Miller	2023	$189,757	$0	$889,909	$9,900	$0	$1,089,566

	2022	140,172	0	987,804	9,150	1,477	1,138,603

	2021	49,064	0	1,022,750	8,700	11,522	1,092,036

Steve G. Filton	2023	$0	$0	$9,462	$9,900	$0	$19,362

	2022	0	0	9,462	9,150	0	18,612

	2021	0	0	9,462	8,700	0	18,162

Edward H. Sim	2023	$900	$0	$6,435	$9,900	$0	$17,235

	2022	0	0	0	0	0	0

	2021	N/A	N/A	N/A	N/A	N/A	N/A

Matthew J. Peterson	2023	$3,306	$0	$7,087	$9,900	$0	$20,293

	2022	2,979	0	7,087	9,150	0	19,216

	2021	2,564	0	7,087	8,700	0	18,351

(1)	2023:

Amounts for Mr. Marc Miller consists of the following: (i) $14,574 for payment of country club dues and expenses; (ii) $13,250 auto allowance, and; (iii) $3,817 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $50,000 for professional tax services; (ii) $3,489 for accounting services; (iii) $3,770 for maintenance on personal residence; (iv) $32,046 for the lease value, fuel and maintenance charges incurred in connection with his company-owned vehicle, and; (v) $100,452 of country club dues and related expenses.

Amount for Mr. Edward H. Sim consists of $900 for cell phone stipend.

Amounts for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $1,072 for sporting event tickets paid for by us.

2022:

Amounts for Mr. Marc Miller consists of the following: (i) $19,602 for payment of country club dues and expenses; (ii) $9,937 auto allowance, and; (iii) $1,490 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $75,000 for professional tax services; (ii) $3,986 for accounting services; (iii) $3,687 for maintenance on personal residence, and; (iv) $57,499 for the lease value, fuel, and repairs and maintenance charges incurred in connection with his company-owned automobile.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $745 for sporting event tickets paid for by us.

2021:

Amounts for Mr. Alan Miller consists of the following: (i) $25,000 for professional tax services; (ii) $5,260 for payment of country club dues; (iii) $1,546 for accounting services; (iv) $3,113 for maintenance on personal residence, and; (v) $14,145 for the lease value, fuel and maintenance charges incurred in connection with his company-owned automobile.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $330 for sporting event tickets paid for by us.

(2)	Amounts for Messrs. Marc. D. Miller, Steve G. Filton, Edward H. Sim and Matthew J. Peterson consist of premiums paid in connection with long term disability coverage.

Amounts for Mr. Alan B. Miller consist of: (i) $880,401 in 2023, $978,296 in 2022 and $1,013,242 in 2021 of premium payments made in connection with split-dollar-life insurance agreements, as discussed in Split Dollar Life Insurance Agreement, included herein, and; (ii) $9,508 in each of 2023 2022 and 2021 of premiums paid in connection with long term disability coverage.

Universal Health Services, Inc. 2024 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted during fiscal year 2023 to our named executive officers who were employed on the grant date of March 15, 2023.

	Approval/ Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1.)			Estimated Future Payouts Under Equity Incentive Plan Awards(3.)			All Other Stock Awards: Number of Shares of Stock or Units(5.) (#)	All Other Option Awards: Number of Securities Underlying Options(6.) (#)	Exercise or Base Price of Option Awards ($ /Sh)	Grant Date Fair Value of Stock and Option Awards(7.) ($)	Grant Date Fair Value of Maximum Stock and Option Awards(8.) ($)	Closing Price on Grant Date ($ / Sh)
Name		Threshold ($)(2.)	Target ($)(2.)	Maximum ($)(2.)	Threshold (#)(4.)	Target (#)(4.)	Maximum (#)(4.)

Marc D. Miller	3/15/2023	$283,931	$2,028,078	$4,056,156				—	119,223	$117.65	$4,944,434		$117.65

	3/15/2023				21,012	42,024	63,036				$4,944,124	$7,416,185	$117.65

Alan B. Miller	3/15/2023	$—	$—	$—					62,696	$117.65	$2,600,138		$117.65

	3/15/2023				11,050	22,099	33,149	—			$2,599,947	$3,899,980	$117.65

Steve G. Filton	3/15/2023	$115,738	$826,698	$1,653,396					30,345	$117.65	$1,258,384		$117.65

	3/15/2023				5,348	10,696	16,044	—			$1,258,472	$1,887,577	$117.65

Edward H. Sim	1/18/2023	$108,504	$775,030	$1,550,060					50,000	$145.65	$2,578,358		$145.65

	3/15/2023				5,000	10,000	15,000	—			$1,176,500	$1,764,750	$117.65

Matthew J. Peterson	3/15/2023	$97,654	$697,527	$1,395,054					24,928	$117.65	$1,033,791		$117.65

	3/15/2023				4,394	8,787	13,181	—			$1,033,818	$1,550,686	$117.65

(1)

Pursuant to the 2022 Executive Incentive Plan and the formula approved by the Compensation Committee, in 2023 each named executive officer other than Mr. Alan B. Miller was entitled to receive between 0% and 200% of that executive officer’s target bonus based, either entirely or in part, on our achievement of certain corporate and divisional performance criteria. As discussed in the Compensation Discussion and Analysis, with respect to Messrs. Marc D. Miller and Steve G. Filton, 100% of their target 2023 annual incentive bonus was determined using certain corporate performance criteria, and with respect to each of Messrs. Sim and Peterson, their target 2023 annual incentive bonus was determined utilizing: (i) 25% of their annual salary based upon the achievement of certain corporate performance criteria, and; (ii) 75% of their annual salary based upon the achievement of certain divisional income targets.

(2)	Estimates calculated based upon 2023 salaries.

(3)

Pursuant to the formula approved by the Compensation Committee, each named executive officer was entitled to receive between 50% and 150% of that executive officer’s target stock-based compensation in the form of performance-based restricted stock units. The performance-based restricted stock units will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests.

(4)

Performance-based restricted stock units issued on March 15, 2023 were issued under our 2020 Omnibus Stock and Incentive Plan. In 2023, our CEO and NEOs, with the exception of Mr. Edward H. Sim who was hired in December, 2022, each received 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units. Mr. Edward H. Sim received 10,000 performance-based restricted stock units issued on March 15, 2023.

(5)	Restricted shares of Class B Common Stock issued under the Company’s 2020 Omnibus Stock and Incentive Plan.

(6)

Stock option awards issued during 2023 were issued under our 2020 Omnibus Stock and Incentive Plan with an exercise price equal to the grant date market value. Stock option awards on January 18, 2023 to Mr. Edward H. Sim were issued in connection with the commencement of his employment.

(7)	Represents the full grant date fair value for the option awards, calculated in accordance with ASC 718 as described in our Form 10-K for the year ended December 31, 2023.

(8)	Represents the maximum performance-based restricted stock unit value if the maximum award is achieved.

Marc D. Miller’s Employment Agreement as Chief Executive Officer

Mr. Marc D. Miller was appointed Chief Executive Officer (“CEO”) and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007.

Certain elements of Mr. Marc D. Miller’s compensation for 2021 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment

Universal Health Services, Inc. 2024 Proxy Statement

Grants of Plan-Based Awards

agreement, Mr. Marc D. Miller will serve as CEO with a term scheduled to end on January 1, 2026, subject, however, to earlier termination, and subject further to automatic renewal for additional one-year periods unless either party elects otherwise. On March 23, 2022, we entered into an amendment to the employment agreement with Mr. Marc D. Miller which increased his annual bonus opportunity and annual base salary, as discussed below.

Pursuant to the terms of his employment agreement, as amended on March 23, 2022, Marc Miller’s salary as our CEO will be $1,406,000 for 2024 which is a 4.0% increase over his 2023 base salary. Mr. Marc D. Miller is also entitled to an annual bonus opportunity target equal to 150% of his salary. Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc D. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. The amount of the annual bonus for any year may be more or less than the target amount and will be determined by the Board of Directors in accordance with pre-established performance measures. Additionally, Mr. Marc D. Miller may also be paid during the term of his employment agreement, bonuses and other compensation as may from time to time be determined by the Board of Directors.

Mr. Marc D. Miller participates in benefit plans and programs that are made available to other employees and will be eligible to receive annual awards under the Company’s long-term incentive plan(s) (“LTIP”) as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement.

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Marc D. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Marc D. Miller’s benefits under the Company’s Supplemental Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Alan B. Miller’s Employment Agreement as Executive Chairman

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009.

Certain elements of Mr. Alan B. Miller’s compensation for 2023 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment agreement, as amended on March 23, 2022, Alan B. Miller will serve as Executive Chairman with a term scheduled to end on January 1, 2025, subject, however, to earlier termination, and subject further to automatic renewal for additional one year periods unless either party elects otherwise.

Mr. Alan B. Miller’s salary as our Executive Chairman will be $1,082,000 for 2024 which is a 4.0% increase over his 2023 base salary. Additionally, Mr. Alan Miller may also be entitled to bonuses and other compensation as may from time to time be determined by the Board of Directors. Mr. Alan B. Miller will also be eligible to receive annual awards under the Company’s LTIP as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement. Mr. Alan Miller’s Agreement was amended to narrow the circumstances under which Mr. Alan B. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

Mr. Alan B. Miller participates in benefit plans and programs that are made available to other employees and he receives certain executive perquisites, including, but not limited to, split dollar life insurance benefits, payment of certain automobile costs, payment of country club dues, tax and accounting services, use of a private plane for personal purposes for up to 60 hours per year, subject to reimbursement by Mr. Alan B. Miller of the incremental costs incurred at market rates, and such other fringe benefits as the Compensation Committee of our Board of Directors may determine (as discussed in the Compensation Discussion and Analysis).

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Alan B. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Alan B. Miller’s benefits under the Company’s Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Universal Health Services, Inc. 2024 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2023.

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5.)
Name	Exercisable	Unexercisable

Marc D. Miller						0	0	33,058	$5,039,362

						0	0	42,024	6,406,139

	37,500	12,500	0	$67.69	03/17/2025	0	0	0	0

	44,415	14,805	0	$74.46	03/17/2025	0	0	0	0

	62,500	62,500	0	$138.80	03/16/2026	0	0	0	0

	70,213	70,212	0	$152.68	03/16/2026	0	0	0	0

	26,000	78,001	0	$143.81	03/22/2027	0	0	0	0

	0	119,223	0	$117.65	03/14/2028	0	0	0	0

Alan B. Miller						0	0	17,384	$2,650,017

						0	0	22,099	3,368,772

	195,000	—	0	$134.02	03/19/2024	0	0	0	0

	221,250	73,750	0	$67.69	03/17/2025	0	0	0	0

	262,049	87,350	0	$74.46	03/17/2025	0	0	0	0

	62,500	62,500	0	$138.80	03/16/2026	0	0	0	0

	70,213	70,212	0	$152.68	03/16/2026	0	0	0	0

	13,673	41,018	0	$143.81	03/22/2027	0	0	0	0

	0	62,696	0	$117.65	03/14/2028	0	0	0	0

Steve G. Filton						0	0	8,414	$1,282,630

						0	0	10,696	1,630,498

	70,000	—	0	$134.02	03/19/2024	0	0	0	0

	26,250	8,750	0	$67.69	03/17/2025	0	0	0	0

	31,091	10,363	0	$74.46	03/17/2025	0	0	0	0

	19,600	19,600	0	$138.80	03/16/2026	0	0	0	0

	22,019	22,018	0	$152.68	03/16/2026	0	0	0	0

	6,618	19,853	0	$143.81	03/22/2027	0	0	0	0

	0	30,345	0	$117.65	03/14/2028	0	0	0	0

Universal Health Services, Inc. 2024 Proxy Statement

Outstanding Equity Awards at December 31, 2023

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5.)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Edward H. Sim(4.)						0	0	10,000	$1,524,400

	0	50,000	0	$145.65	01/17/2028	0	0	0	0

Matthew J. Peterson(3.)						0	0	6,912	$1,053,665

						0	0	8,787	1,339,490

	50,000	—	0	$151.99	09/17/2024	0	0	0	0

	12,500	6,250	0	$67.69	03/17/2025	0	0	0	0

	14,805	7,402	0	$74.46	03/17/2025	0	0	0	0

	16,850	16,850	0	$138.80	03/16/2026	0	0	0	0

	18,930	18,929	0	$152.68	03/16/2026	0	0	0	0

	5,436	16,309	0	$143.81	03/22/2027	0	0	0	0

1.

Stock option awards. Except for Mr. Peterson’s stock options issued on September 18, 2019 as noted below, all stock options are scheduled to vest ratably on the first, second, third and fourth anniversary dates from the date of grant. The stock options issued to Mr. Peterson on September 18, 2019 vested in three equal installments on the second, third and fourth anniversaries of the grant date.

The applicable grant dates for the options indicated above are set forth below:

•	On March 20, 2019, stock options were granted with an exercise price of $134.02.

•	On September 18, 2019, stock options were granted with an exercise price of $151.99

•	On March 18, 2020, stock options were granted with an exercise price of $67.69.

•	On March 18, 2020, stock premium stock options were granted with a 10% premium exercise price of $74.46.

•	On March 17, 2021, stock options were granted with an exercise price of $138.80.

•	On March 17, 2021, stock premium stock options were granted with a 10% premium exercise price of $152.68.

•	On March 23, 2022, stock options were granted with an exercise price of $143.81.

•	On January 18, 2023, stock options were granted with an exercise price of $145.65

•	On March 15, 2023, stock options were granted with an exercise price of $117.65.

2.

Performance-Based Restricted Stock Units. On March 15, 2023, 50% of the annual target stock-based compensation awards for our CEO and NEOs, with the exception of Mr. Edward H. Sim who received 10,000 performance-based restricted stock units, were issued in the form of performance-based restricted stock units that will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests.

3.

Mr. Peterson was hired by the Company in September 2019 and was awarded stock options upon the commencement of his employment, which vested in three equal installments on the second, third and fourth anniversaries of the grant date.

4.

Mr. Sim was hired by the Company in December, 2022 to succeed Mr. Marvin G. Pember. In connection with the commencement of his employment, in January, 2023, Mr. Sim was awarded 50,000 stock options, with an exercise price of $145.65, that are scheduled to vest ratably over four years and expire in five years.

5.	Based on the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 29, 2023 of $152.44 per share.

Universal Health Services, Inc. 2024 Proxy Statement

OPTION EXERCISES AND STOCK VESTED

The following table provides information about stock option exercises by, and the vesting of stock for, our named executive officers during fiscal year 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Marc D. Miller	200,000	$2,254,000	—	$—

Alan B. Miller	785,000	$10,237,100	—	$—

Steve G. Filton	70,000	$1,010,800	—	$—

Edward H. Sim	—	$—	—	$—

Matthew J. Peterson	—	$—	—	$—

Universal Health Services, Inc. 2024 Proxy Statement

PENSION BENEFITS

Executive Retirement Income Plan

In October 1993, the Board of Directors adopted the Executive Retirement Income Plan (“ERIP”), which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the plan before 2008) or age 65 (applicable to participants added to the plan after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us.

Upon attaining the qualified age of retirement as stipulated in the plan, subject to certain conditions, payment of ERIP benefits are made to participants in 60 monthly installments following their retirement date. In certain circumstances, the participant may elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise.

In 2018, upon commencement of the Supplemental Executive Retirement Income Plan (“SERIP”), as discussed below, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. Please see Supplemental Executive Retirement Income Plan below for additional disclosure related to participants who elected to convert from the ERIP to the SERIP.

Mr. Alan B. Miller remains a participant in the ERIP. Mr. Alan B. Miller’s aggregate benefit payable under the ERIP (for the 60 months in which the participant receives benefits), assuming retirement as of December 31, 2023, amounted to approximately $2.6 million. Pursuant to Alan B. Miller’s employment contract dated December 23, 2020, for purposes of the ERIP, the monthly compensation for the three years preceding retirement shall be deemed to be the average monthly compensation for the three years ended immediately prior to January 1, 2021. As discussed below, Marc D. Miller and Steve G. Filton converted their ERIP participation into the SERIP. Matthew J. Peterson was not previously an ERIP participant. Mr. Edward H. Sim was hired in December, 2022 and was not eligible to participate in the SERIP during 2023.

The following tables provide information about pension benefits pursuant to our ERIP for our named executive officer, as described below.

Name	Number of Years Credited Service (#)	Value of Accumulated Benefit ($) (1.)	Payments During Last Fiscal Year ($)

Alan B. Miller	45	$2,270,794	0

(1)	4% discount rate applied over the projected post-retirement 5-year payout period.

Supplemental Executive Retirement Income Plan

In July, 2018, the Board of Directors adopted the Supplemental Executive Retirement Income Plan (“SERIP”). Pursuant to the terms of the SERIP, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or age 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the SERIP’s qualified age of retirement, distributions are paid in 10 annual installments to the participant upon the participants retirement. Distributions due to events other than retirement are paid in a lump sum. Our obligation to make payments of amounts credited to participants’ accounts is a general unsecured obligation.

Universal Health Services, Inc. 2024 Proxy Statement

Pension Benefits

As discussed above, a select group of employees who were previously participants in the ERIP and elected to convert to the SERIP, have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determined otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Marc D. Miller and Steve G. Filton elected to convert their ERIP participation into the SERIP. As a result of their elections, their unfunded ERIP conversion balances, which are reflected below and were computed based upon their 2017 salaries, will remain permanently unchanged. As of December 31, 2023, Mr. Marc Miller’s ERIP conversion balance was unvested while Mr. Filton’s ERIP conversion balance was fully vested. Mr. Peterson, who participates in the SERIP, was not previously an ERIP participant. Mr. Sim was not eligible for participation in the SERIP during 2023.

The following tables provide information about pension benefits pursuant to our SERIP for our named executive officers as described below.

	SERIP Beginning Balance 1/1/2023 ($)	Company SERIP Contributions in Last Fiscal Year ($)(1.)	SERIP Gains in Last Fiscal Year ($)	SERIP Distributions ($)	SERIP Balance at Last Fiscal Year-End ($)		ERIP Conversion Balance to SERIP	Aggregate Balance at Last Fiscal Year-End ($)
Name					Vested	Unvested

Marc D. Miller	$268,765	$78,003	$62,416	$0	$45,458	$363,726	$1,136,438	$1,545,622

Steve G. Filton	$197,094	$47,194	$31,482	$0	$275,770	$0	$919,340	$1,195,110

Edward H. Sim	$0	$ 0	$0	$0	$0	$0	$0	$0

Matthew J. Peterson	$76,142	$40,015	$19,550	$0	$0	$135,707	$0	$135,707

(1)	Amounts represent discretionary contributions made by the Company during 2023 to the SERIP accounts and are considered service costs.

Universal Health Services, Inc. 2024 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION PLAN

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A provides that eligible employees may elect to defer a portion of their base salary and bonus award into investment options in lieu of receiving cash. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2023 was $135,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted annually for cost-of-living increases.

Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity). Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees.

Our obligations under the Deferred Compensation Plan in connection with an employee’s retirement account are payable, beginning at retirement at age 55 and 10 years of service for deferrals made prior to January 1, 2016, and age 55 and 5 years of service for deferrals made on or after January 1, 2016, in equal installments over a ten year period; except that an employee may make a distribution election to receive the balance of the participant’s retirement account in either a single lump sum or equal annual or less frequent installments over a period not to exceed ten years. For deferrals made on or after January 1, 2016, an employee may elect to defer the retirement distribution to begin one year following retirement. An employee or designated beneficiary will receive a lump sum as a result of death, disability, or termination, other than for retirement. An employee may change his distribution elections by making new distribution elections at least 12 months prior to the date on which such payment was otherwise scheduled to be made and must be delayed until a date that is at least five years after the date the distribution was previously scheduled to begin.

Our obligations under the Deferred Compensation Plan in connection with an employee’s scheduled distribution are payable in a lump sum or installments of two to ten years, commencing on the date indicated by the employee. If the employee’s employment is terminated prior to the distribution of obligations in accordance with a scheduled distribution then the amounts credited to such accounts will be transferred to the employee’s retirement account and distributed in accordance with the employee’s distribution election for that account.

If an employee experiences a financial hardship that is the result of an “unforeseeable emergency,” as defined under the Deferred Compensation Plan, he or she may apply to the administrator of the Deferred Compensation Plan for an emergency withdrawal against his or her accounts. Such an emergency withdrawal may be allowed at the discretion of the administrator, in which case the employee’s account will be reduced accordingly.

The following table provides information about our Deferred Compensation Plan for our named executive officers.

Name	Executive Contributions in Last Fiscal Year ($)(1.)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Marc D. Miller	$0	$0	$74,211	$0	$311,650

Alan B. Miller	$0	$0	$655,789	$0	$3,489,321

Steve G. Filton	$0	$0	$0	$0	$0

Edward H. Sim	$0	$0	$0	$0	$0

Matthew J. Peterson	$160,432	$0	$171,102	$0	$1,050,596

(1)	Amounts included in “salary” in the Summary Compensation Table.

Universal Health Services, Inc. 2024 Proxy Statement

Nonqualified Deferred Compensation Plan

Split-Dollar Life Insurance Agreements:

See Split-Dollar Life Insurance Agreements as included above in this Proxy Statement.

Potential Payments Upon Termination or Change-in-Control

Potential Payments Upon Termination

Alan B. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into a new employment agreement with Alan B. Miller (“New Employment Agreement”) which provides the terms and conditions on Mr. Alan Miller’s continuing service with the Company and supersedes the previous amended and restated employment agreement dated as of July 24, 2013. The New Employment Agreement became effective on January 1, 2021 and contemplates that Mr. Alan Miller will be employed by the Company as Executive Chairman of the Board of Directors of the Company and provides for automatic annual renewals unless either party elects otherwise at least one year in advance. Mr. Alan Miller’s Agreement was also amended to make certain changes to narrow the circumstances under which Mr. Alan Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

In general, Mr. Alan Miller’s long-term stock-based incentives awards granted during or before employment as Executive Chairman will become fully vested upon termination of his employment as Executive Chairman at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Alan Miller before or at the end of the applicable term (under circumstances not involving a breach of the New Employment Agreement by us).

If Mr. Alan Miller’s employment is terminated for “cause”, as defined in the New Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Alan Miller with respect to any period of his employment or other service prior to the date of such discharge.

If Mr. Alan Miller’s employment is terminated due to his disability, Mr. Alan Miller shall be paid an amount equal to one-half of Mr. Alan Miller’s base salary, payable in twelve equal monthly installments. Additionally, Mr. Alan Miller would be entitled to the accelerated vesting of his unvested long-term stock-based incentive awards granted during or before employment as Executive Chairman.

If Mr. Alan Miller’s employment or service terminates due to his death, Mr. Alan Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Alan Miller as of the date of his death in addition to any life insurance benefits under insurance policies maintained on Mr. Alan Miller’s life by us and for which Mr. Alan Miller had the right to designate the beneficiary.

If Mr. Alan Miller terminates his employment or other service under the New Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Alan Miller’s employment by us without cause or otherwise in breach of the New Employment Agreement, subject to the terms of his Employment Agreement, Mr. Alan Miller will generally continue to receive for the remainder of the employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Alan Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

Universal Health Services, Inc. 2024 Proxy Statement

Nonqualified Deferred Compensation Plan

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Alan Miller under his New Employment Agreement as of December 31, 2023, the last business day of our fiscal 2023:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)(e.)	Total Termination Benefits ($)

Alan B. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Alan Miller’s Disability	$540,800(a.)	$0	$16,449,545	$6,018,789	$23,009,134

Termination Due to Mr. Alan Miller’s Death	$0	$0	$16,449,545	$6,018,789	$22,468,334

Termination by Mr. Alan Miller for “Breach by the Company” or Termination by the Company Without Cause	$2,195,648(b.)	$1,565,816(c.)	$16,449,545	$6,018,789	$26,229,798

(a)	Based upon 50% (6 months) of Mr. Alan Miller’s 2024 base salary.

(b)	Assumes (i) continuation of all cash compensation through 2025 (automatic annual renewal termination date), and; (ii) annual base salary increase of 3.0% through 2025.

(c)

Assumes (i) continuation of all entitled perquisites through 2025; (ii) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2023 amounts. Additionally, assumes premiums due in connection with split-dollar life insurance agreements through 2025. Please see the Summary Compensation and the All Other Compensation table included herein.

(d)

Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 29, 2023 of $152.44 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

(e)

Represents the intrinsic value of the accelerated performance based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 29, 2023 of $152.44 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Marc D. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into an employment agreement with Marc D. Miller (“MDM Employment Agreement”) which provides for the employment of Mr. Marc Miller as Chief Executive Officer (“CEO”) for an initial term beginning January 1, 2021 and ending on January 1, 2026, subject to earlier termination in accordance with its terms, and subject to automatic annual renewal for additional one-year periods unless either party elects to terminate the terms of Mr. Marc Miller’s employment at the end of the initial term or at the end of the renewal term by giving one year’s advance written notice of such termination. On March 23, 2022, Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. At all times during the term of employment, Mr. Marc Miller shall be nominated to serve as a member of the Board of Directors.

In general, Mr. Marc Miller’s long-term stock-based incentives awards granted during or before employment as CEO will become fully vested upon termination of his employment as CEO at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Marc Miller before or at the end of the applicable term (under circumstances not involving a breach of the MDM Employment Agreement by us).

Universal Health Services, Inc. 2024 Proxy Statement

Nonqualified Deferred Compensation Plan

If Mr. Marc Miller’s employment is terminated for “cause”, as defined in the MDM Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Marc Miller with respect to any period of his employment or other service prior to the date of such discharge. If Mr. Marc Miller’s employment is terminated due to his disability, Mr. Marc Miller shall be paid a pro rata portion of the annual bonus which would otherwise have been payable for the year in which his employment terminates, plus an amount equal to one-half of Mr. Marc Miller’s base salary, payable in twelve equal monthly installments.

If Mr. Marc Miller’s employment or service terminates due to his death, Mr. Marc Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Marc Miller as of the date of his death, in addition to a pro rata portion of the annual bonus which would otherwise have been payable for the year of his death. Mr. Marc Miller’s beneficiary shall also receive any life insurance benefits under insurance policies maintained on Mr. Marc Miller’s life by us and for which Mr. Marc Miller had the right to designate the beneficiary.

If Mr. Marc Miller terminates his employment or other service under the MDM Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Marc Miller’s employment by us without cause or otherwise in breach of the MDM Employment Agreement, subject to the terms of his Employment Agreement, Mr. Marc Miller will generally continue to receive for the remainder of his employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Marc Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Marc Miller under his employment agreement as of December 31, 2023, the last business day of our fiscal 2023:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)(e.)	Total Termination Benefits ($)

Marc D. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Marc Miller’s Disability	$1,757,668(a.)	$0	$7,887,286	$11,445,501	$21,090,455

Termination Due to Mr. Marc Miller’s Death	$0	$0	$7,887,286	$11,445,501	$19,332,787

Termination by Mr. Marc Miller for “Breach by the Company” or Termination by the Company Without Cause	$7,136,130(b.)	$239,088(c.)	$7,887,286	$11,445,501	$26,708,005

(a)	Based upon 50% of the targeted 2024 non-equity incentive plan bonus award and 50% (6 months) of Mr. Marc Miller’s 2024 base salary.

(b)

Assumes (i) continuation of all cash compensation through 2025 (automatic annual renewal termination date); (ii) annual base salary increase of 3.0% through 2025, and; (iii) an annual bonus award equal to 150% of his estimated base salary through 2025, which assumes the achievement of the bonus opportunity target.

(c)

Assumes (i) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2023 amounts, and, (ii) continuation of SERIP plan contributions.

(d)

Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 29, 2023 of $152.44 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

(e)

Represents the intrinsic value of the accelerated performance based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 29, 2023 of $152.44 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Universal Health Services, Inc. 2024 Proxy Statement

Nonqualified Deferred Compensation Plan

Other Executive Officers

In addition, in the event of an involuntary termination of their respective employment by the Company without cause, Messrs. Peterson and Sim are each entitled to receive salary continuation for 12 months. Messrs. Peterson and Sim are also entitled to reimbursement of a portion of their COBRA premium for 12 months. Assuming such an involuntary termination of their respective employment had occurred as of December 31, 2023, Messrs. Peterson and Sim would be entitled to receive aggregate cash severance payments of $730,080 and $813,285, respectively, and Messrs. Peterson and Sim would have been entitled to the reimbursement of a portion of their COBRA premium aggregating to $22,102 and $22,756, respectively.

Potential Payments upon a Change of Control

Pursuant to our Third Amended and Restated 2005 Stock Incentive Plan and our 2020 Omnibus Stock and Incentive Plan, (as of December 31, 2023, all unvested awards of our named executive officers were granted under these two plans), all of our employees receive full acceleration of the vesting of any unvested award in the event that such awards are not assumed or substituted by the surviving or acquiring company following a change of control of the Company.

The intrinsic value of our named executive officers’ stock options for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2023, is as follows: Marc D. Miller: $7,887,286; Alan B. Miller: $16,449,545; Steve G. Filton: $3,044,047; Matthew J. Peterson: $2,344,721 and Edward H. Sim: $339,500.

Additionally, the intrinsic value of our named executive officers’ performance based restricted stock units for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2023 is as follows: Marc D. Miller: $11,445,500; Alan B. Miller: $6,018,789; Steve G. Filton: $2,913,128; Matthew J. Peterson: $2,393,156, and; Edward H. Sim: $1,524,400.

Such intrinsic values of the accelerated stock options and accelerated restricted stock units were calculated based upon the closing price per share of our common stock on December 29, 2023 of $152.44 as reported on the NYSE. Vesting acceleration of stock option awards and restricted stock unit awards, if such equity awards are not assumed or substituted, is the only benefit provided to our named executive officers in the event of a change of control. In the event of a termination of employment following a change in control of the Company, the named executive officers may be entitled to payments and benefits as described above under “Potential Payments Upon Termination”.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Marc D. Miller, the current Chief Executive Office and President.

As is permitted under the SEC rules, we reasonably determined our median employee by using the greater of total annual W-2 wages of employees both in the U.S. and the U.K. who were employed as of December 31, 2023 (excluding Mr. Marc Miller) or calculated annualized pay for those who commenced work during 2023 or were on a leave of absence. The employee population consisted of our full-time, part-time and temporary employees. The inclusion of part-time and temporary employees reduces the median of the annual total compensation for the overall group of our employees. Due to the amount of turnover and job status changes that exist in the healthcare industry, we recalculated the median employee in 2023 and determined that person’s total compensation was $50,152. The ratio of CEO pay to median worker pay is 287:1.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Universal Health Services, Inc. 2024 Proxy Statement

PAY VERSUS PERFORMANCE TABLE
The following section was prepared in accordance with Item 402(v) of the SEC’s Regulation
S-K.
The following table provides additional compensation information for the past four fiscal years for our Chief Executive Officer (“CEO”) and our non-CEO
Named Executive Officers (“Other NEOs”), as well as total shareholder return, net income attributable to UHS, Inc. and adjusted earnings per share, diluted performance results for our fiscal years ending in 2023, 2022 2021 and 2020:

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Summary Compensation Table Total for CEO 2 (1)	Compensation Actually Paid to CEO 2 (2)	Average Summary Compensation Table Total for other NEOs (1)	Average Compensation Actually Paid for other NEOs (1)(2)	Value of initial fixed $100 investment based on:		Net Income attributable to UHS ($ in thousands)	Adjusted Earnings per share, diluted (4)
							Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)

2023	$—	$—	$14,407,937	$14,959,742	$5,764,662	$4,627,875	$108	$191	$717,795	$10.54

2022	$—	$—	$10,919,976	$13,476,236	$3,270,794	$5,112,238	$100	$167	$675,609	$9.88

2021	$—	$—	$14,020,942	$9,784,532	$6,684,372	$995,897	$91	$181	$991,590	$11.82

2020	$13,246,214	$47,969,126	$—	$—	$1,825,611	$6,273,018	$96	$114	$943,953	$11.12

(1)	Named executive officers included in the above compensation columns reflect the following:

Year	CEO	Non-CEO NEOs

2023	Marc D. Miller	Alan B. Miller, Filton, Peterson, Sim

2022	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson, Sim

2021	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson

2020	Alan B. Miller	Marc D. Miller, Filton, Pember, Peterson

(2)
SEC rules require certain adjustment be made to the Summary Compensation Table (“SCT”) totals to determine “Compensation Actually Paid” (“CAP”) as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is calculated as the total compensation from the SCT, adjusted to include, among other things, the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). No adjustment is made for dividends or other earnings, since dividends are factored into the fair value of the award.

The following tables detail these adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Unvested Prior Awards (ii)	Change in Value of Vested Prior Awards (iii)	Change in Value of Awards that Failed to Meet Vesting Conditions (iv)	Total Equity CAP (c) = (i) + (ii) + (iii) + (iv)	CAP (d) = (a) - (b) + (c)

2023	CEO 1	$—	$—	$—	$—	$—	$—	$—	$—

2023	CEO 2	$14,407,937	$9,888,558	$13,063,409	$(131,034)	$(2,492,012)	$—	$10,440,363	$14,959,742

2023	Non-CEO NEOs	$5,764,662	$3,384,852	$4,123,681	$349,678	$(2,225,294)	$—	$2,248,065	$4,627,875

2022	CEO 1	$—	$—	$—	$—	$—	$—	$—	$—

2022	CEO 2	$10,919,976	$9,508,078	$9,680,126	$430,267	$1,953,945	$—	$12,064,338	$13,476,236

2022	Non-CEO NEOs	$3,270,794	$2,342,607	$1,915,653	$865,575	$1,920,853	$(518,031)	$4,184,050	$5,112,238

2021	CEO 1	$—	$—	$—	$—	$—	$—	$—	$—

2021	CEO 2	$14,020,942	$10,104,427	$8,545,032	$(2,230,851)	$(446,165)	$—	$5,868,017	$9,784,532

2021	Non-CEO NEOs	$6,684,372	$4,794,552	$4,054,620	$(4,194,869)	$(753,674)	$—	$(893,923)	$995,897

2020	CEO 1	$13,246,214	$9,603,667	$48,125,827	$9,138,224	$(12,937,472)	$—	$44,326,579	$47,969,126

2020	CEO 2	$—	$—	$—	$—	$—	$—	$—	$—

2020	Non-CEO NEOs	$1,825,611	$1,057,222	$5,664,134	$1,053,709	$(1,213,213)	$—	$5,504,630	$6,273,018

Universal Health Services, Inc. 2024 Proxy Statement

Table of Contents
Pay Versus Performance Table

(3)
Total Shareholder Return (“TSR”) is determined based upon the value of an initial fixed investment of $100. The TSR peer group consists of the industry line peer group reflected in our 2023 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The companies in the peer group are as follows: Arcadia Healthcare Company, Inc., Community Health Systems, Inc., HCA Healthcare, Inc., and Tenet Healthcare Corporation. Each year reflects the cumulative total return assuming $100 invested on December 31, 2019 in our common stock and in the our peer group, including subsequent reinvestment of dividends.

(4)
Adjusted earnings per share, diluted, was selected by the Company as the Company-Selected Measure (“CSM”). It is a
non-Generally
Accepted Accounting Principles (“GAAP”) financial measure. A reconciliation of adjusted earnings per share, diluted, to the most directly comparable financial measure calculated in accordance with GAAP is included in the Company’s Form
8-K
filed with the SEC on February 27, 2024.

Changes in pension values for each of the named executives in 2023, 2022, 2021 and 2020 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as described herein, are considered service costs. No equity awards of the named executives were granted and vest in the same year for 2023, 2022, 2021 and 2020.
Measures that were most important to the last fiscal year
The following performance measures reflect the Company’s most important performance measures in effect for 2023, as further described and defined in the Compensation Discussion and Analysis:

•	Adjusted earnings per share, diluted

•	Income before income taxes for each of the acute care and behavioral health division

•	Return on capital
As described in our “Compensation Discussion and Analysis”, the Compensation Committee bases the compensation decisions with respect to the named executive officers on an evaluation of one or more of objective business criteria, including the performance measures listed above. The importance of adjusted earnings per share, diluted, and return on capital is reflected in our use of these measures when setting performance standards applicable to the annual incentive compensation for our named executive officers pursuant to the 2022 Executive Incentive Plan. Performance-based restricted stock units awarded to each of our named executive officers will be earned based upon the achievement of a pre-established
specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests. Our compensation philosophy of aligning pay strongly with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders.

Universal Health Services, Inc. 2024 Proxy Statement

Table of Contents
Pay Versus Performance Table

Analysis of the Information Presented in the Pay Versus Performance Table
The following charts show the relationship between the Company’s cumulative four-year TSR and that of the industry line peer group reflected in our 2023 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K,
as well as the relationships between CAP and the required financial performance measures in the Pay Versus Performance table above – Company TSR, net income and the Company-selected measure of adjusted earnings per share, diluted.

Universal Health Services, Inc. 2024 Proxy Statement

DIRECTOR COMPENSATION

2023 Director Compensation:

The following table provides information concerning the compensation of our non-employee Directors for 2023.

Name	Fees Earned or Paid in Cash ($)	Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2.) ($)	Total ($)

Nina Chen-Langenmayr	$125,955	$199,987	$0	$0	$1,124	$327,066

Eileen C. McDonnell	$143,137	$199,987	$0	$0	$1,344	$344,468

Warren J. Nimetz	$100,000	$199,987	$0	$0	$1,344	$301,331

Maria R. Singer	$128,750	$199,987	$0	$0	$1,344	$330,081

Elliot J. Sussman, M.D.	$152,500	$199,987	$0	$0	$1,344	$353,831

(1)

On May 17, 2023, 1,488 restricted stock units were issued to each of Nina Chen-Langenmayr, Eileen C. McDonnell, Warren J. Nimetz, Maria R. Singer and Elliot J. Sussman, M.D., with a grant date fair value of $199,987, or $134.40 per share. These shares are scheduled to fully vest on the earlier of the one-year anniversary of the date of grant, and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

(2)	Consists of dividend equivalents paid upon the vesting of restricted stock units issued during 2022 and vested during 2023.

Note: Lawrence S. Gibbs resigned from the Board of Directors effective as of March 31, 2023. Aggregate fees paid in cash to Mr. Gibbs from January 1, 2023 through the date of his resignation amounted to $33,596.

Our non-employee directors do not participate in either of our retirement income plans or nonqualified deferred compensation plan.

As of December 31, 2023 the following equity awards were outstanding for each active director:

Name	Option Awards	Stock Awards

Nina Chen-Langenmayr	—	1,488

Eileen C. McDonnell	7,500	1,488

Warren J. Nimetz	20,000	1,488

Maria R. Singer	20,000	1,488

Elliot J. Sussman, M.D.	20,000	1,488

2023 Cash Compensation:

All non-employee directors received an annual retainer of $100,000 for service on the Board of Directors.

Additionally:

•	Eileen C. McDonnell, Chairperson of the Audit Committee, received an annual retainer of $25,000 for her services in that capacity.

•	Maria R. Singer and Elliott J. Sussman, M.D., as members of the Audit Committee, each received an annual retainer of $12,500 for services in that capacity.

•	Eileen C. McDonnell, Chairperson of the Compensation Committee, received an annual retainer of $15,000 for her services in that capacity.

•

Elliot J. Sussman, M.D., as a member of the Compensation Committee, received an annual retainer of $7,500, and Nina Chen-Langenmayr received a pro rata annual retainer of $4,705 as a member of the Compensation Committee for part of the year.

•

Elliot J. Sussman, M.D., Chairman of the Nominating and Governance Committee, received an annual retainer of $10,000 for his services in that capacity; as well as an annual retainer fee of $22,500 for his services as Chairman of the Quality and Compliance Committee.

Universal Health Services, Inc. 2024 Proxy Statement

Director Compensation

•	Maria R. Singer and Nina Chen Langenmayr, as members of the Quality and Compliance Committee, each received an annual retainer of $11,250 for their services in that capacity.

•

Maria R. Singer, as a member of the Nominating and Governance Committee, received an annual retainer of $5,000 for her services in that capacity, and Eileen C. McDonnell, as a member of the Nominating and Governance Committee for part of the year, received a pro rata annual retainer of $3,137 for her services in that capacity

•	Nina Chen-Langenmayr, Chairperson of the Special Litigation Committee, received a retainer of $10,000 for her services in that capacity.

2023 Restricted Stock Units:

As mentioned above, on May 17, 2023, all non-employee directors received 1,488 restricted stock units of our Class B Common Stock. The restricted stock units, which were granted under our 2020 Omnibus Stock and Incentive Plan, had a grant date value of $199,987 or $134.40 per share. These restricted stock unit awards will fully vest on the earlier of the one-year anniversary of the date of grant, and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

Universal Health Services, Inc. 2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alan B. Miller serves as the Executive Chairman. Alan B. Miller also serves as the Chairman of the Board of Trustees, CEO and President of Universal Health Realty Income Trust (“UHT”), a publicly traded real estate investment trust which commenced operations in 1986. The Company acts as advisor to UHT pursuant to the terms of an annually renewable advisory agreement and also leases the real property of certain of its facilities from UHT.

UHS has agreed to make a $1 million contribution to the Miller Theater which is a non-profit theater operated by the Kimmel Center, Inc. and was named after Mr. Miller in March, 2022. The contribution, in honor of Alan B. Miller, will be made in four annual installments of $250,000 each, the second of which was made in December of 2023.

Marc D. Miller serves as our Chief Executive Officer (“CEO”), President and a member of our Board of Directors. Marc D. Miller is the son of Alan B. Miller. Marc D. Miller is a named executive officer and therefore the salary and other compensation arrangements between us and Marc D. Miller are disclosed and described throughout this Proxy Statement. Additionally, Marc D. Miller serves as a member of the Board of Trustees of UHT and also serves as a member of the Board of Directors of Premier, Inc., a healthcare performance improvement alliance which contracts with the Company pursuant to a group purchasing agreement.

Warren J. Nimetz, a member of our Board of Directors and a member of the Executive Committee and the Finance Committee, is a Partner in Norton Rose Fulbright US LLP, the law firm we use as outside corporate counsel. In 2023, we paid approximately $881,000 in legal fees to this law firm for services to the Company. This law firm also provides personal legal services to Alan B. Miller, our Executive Chairman. Mr. Nimetz is the trustee of certain trusts for the benefit of Alan B. Miller and his family.

Pursuant to our Code of Business Conduct and Corporate Standards, all employees, officers and directors of the Company and its subsidiaries are prohibited from engaging in any relationship or financial interest which is a conflict of interest with, or which interferes or has the potential to interfere with, the interests of the Company or any of its subsidiaries or facilities. In addition, all employees, officers and directors of the Company and its subsidiaries are required to disclose to our chief compliance officer any financial interest or ownership interest or any other relationship that he or she (or a member of his or her immediate family) has with customers, vendors, or competitors of the Company or any of its subsidiaries or facilities.

All employees, officers and directors of the Company and its subsidiaries are prohibited from entering into a related party transaction with the Company without the prior approval of our Chief Compliance Officer. Any request for the Company to enter into a transaction with an employee, officer or director or any of such persons’ immediate family members must first be presented to our Chief Compliance Officer for review, consideration and approval. In approving or rejecting the proposed agreement, our Chief Compliance Officer will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Chief Compliance Officer shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, the Company’s best interests, as determined in good faith by our Chief Compliance Officer.

Except as otherwise disclosed in this Proxy Statement, since the beginning of the Company’s last fiscal year, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any employee, executive officer or director, holder of more than 5% of our voting securities, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Please see “Corporate Governance—Director Independence” for additional information on the independence of our directors.

Delinquent Section 16(a) Reports: Section 16(a) of the 1934 Act requires the Company’s directors and certain officers, as well as persons who beneficially own more than 10% of any registered class of our equity securities, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC. Based solely on a review of the reports filed for fiscal year 2023 and related written representations, we believe that all Section 16(a) reports were filed on a timely basis, except that, a late Form 4 was filed on December 19, 2023 for Nina Chen-Langenmayr to report the disposition of 1,405 shares of our Class B Common Stock on December 1, 2023 at $138.64 per share; and the acquisition of 250 shares of our Class B Common Stock on December 6, 2023 at 136.73 per share. Ms. Chen-Langenmayr’s acquisition of 250 shares and disposition of 1,405 shares was matchable under Section 16(b) of the Securities Exchange Act of 1934. Ms. Chen-Langenmayr has repaid to the Company $477.50, representing the full amount of profit realized in connection with the short-swing transaction.

Universal Health Services, Inc. 2024 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has affirmatively determined that four of its seven current members (Nina Chen-Langenmayr, Eileen C. McDonnell, Maria R. Singer and Elliot J. Sussman, M.D.) are independent directors under the applicable rules and regulations of the SEC and the New York Stock Exchange listing standards.

In determining independence, the Board of Directors affirmatively determines each year whether directors have any material relationship with us. When assessing the materiality of a director’s relationship with us, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from the standpoint of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board of Directors has concluded that no material relationship exists between us and any of our independent directors, other than each such person’s position as one of our directors.

We are eligible to be treated as a controlled company under New York Stock Exchange Rule 303A due to the fact that the family of Alan B. Miller holds more than 95% of the shares of Class A and Class C Common Stock, which is entitled to elect 80% of the entire Board of Directors and constitutes more than 50% of our aggregate voting power. New York Stock Exchange Rule 303A states that a controlled company need not have a majority of independent directors on its board or have nominating/corporate governance and compensation committees composed entirely of independent directors. We have elected to avail ourselves of a limited aspect of the Rule 303A exemption, determining that the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for Board positions that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock of the Company. We currently intend to have a majority of independent directors on our Board of Directors and all independent directors on our Audit Committee, Compensation Committee and Nominating & Governance Committee.

Meetings of the Board of Directors

Regular meetings of the Board of Directors are generally held every other month, while special meetings are called when necessary. Before each Board of Directors or committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 2023, there were six regular meetings of the Board of Directors. All or substantially all directors participated in each of the meetings of the Board of Directors and all or substantially all of the meetings held by the respective committees on which they served, if applicable. Directors are expected to attend the Annual Meeting of Stockholders. All of our directors attended the virtual 2023 Annual Meeting of Stockholders.

Our Corporate Governance Guidelines provide that the Board of Directors shall hold, in accordance with a schedule determined by the Nominating & Governance Committee of the Board of Directors, executive sessions where non-management directors (i.e., directors who are not our officers, but who do not otherwise have to qualify as “independent directors”) meet without management participation (except as otherwise specifically requested by the non-management directors). Interested parties may communicate directly and confidentially with the presiding director or with the non-management directors of the Board of Directors as a group by writing to that person or group at Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406.

Board Leadership Structure and Board of Directors

Mr. Alan B. Miller serves as Executive Chairman of the Board. Eileen C. McDonnell serves as the Lead Independent Director and presides over the executive sessions of the non-management directors. The Company believes this structure allows all of the non-management directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Company, the number of directors overseeing the Company and the Board’s oversight responsibilities.

Universal Health Services, Inc. 2024 Proxy Statement

Corporate Governance

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Company, in light of the Company’s business and structure, are as follows:

Alan B. Miller: Has been a Director of the Company since 1978 and is currently Executive Chairman of the Board. Effective January 2021, Mr. Alan B. Miller stepped down as CEO, a position he has held since 1978, when he founded the Company. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. Mr. Alan Miller currently serves as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. As a result of his many years of service, Mr. Alan B. Miller provides expertise on the hospital management industry.

Marc D. Miller: Has been a Director of the Company since 2006 and was appointed CEO in January 2021. He continues to serve as President of the Company, a position he has held since May 2009. Previously he has served in various management positions including: Senior Vice President and Co-Head of our Acute Care Division (2007-2009) and Vice President, Acute Care Division (2004-2007). Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various acute care hospitals from 1999 to 2003. Additionally, Mr. Marc D. Miller serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Mr. Marc D. Miller oversees all of the Company’s businesses, its operations, development and overall strategy.

Nina Chen-Langenmayr: Has been a Director of the Company since 2022. She has served as a Special Projects Consultant at The Welcoming Center in Philadelphia since 2013. Prior thereto, she served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr, a Juris Doctor, has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. Prior to that, Ms. Chen-Langenmayr practiced law, with emphasis in the areas of employee benefits and compensation law. She is a Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women. Ms. Chen-Langenmayr, an independent director, provides expertise on healthcare and human capital management.

Eileen C. McDonnell: Has been a Director of the Company since 2013. Ms. McDonnell currently serves as a Trustee of the Penn Mutual Life Insurance Company. She served as Chairman of Penn Mutual until December 2023. She joined Penn Mutual in 2008 and served as Chief Executive Officer of the company from March 2011 until December 2021. Ms. McDonnell was appointed to The Penn Mutual Board of Trustees in 2010. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Previously, she was president of New England Financial, a wholly owned subsidiary of MetLife, and senior vice president of the Guardian Life Insurance Company. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership. Ms. McDonnell, an independent director, provides expertise on the insurance industry and financial matters.

Warren Nimetz: Has been a Director of the Company since January 2018. He has been a Partner at the law firm of Norton Rose Fulbright US LLP since 1987, and he is Administrative Partner of the New York office. Mr. Nimetz focuses his practice on general corporate and securities law, with special emphasis on mergers and acquisitions of public and private companies including tender offers, leveraged and other buyouts, private equity investments, joint ventures and related corporate governance issues. He also has substantial experience with all types of financing transactions, including public offerings, private placements and bank and other institutional lending and structured finance. Mr. Nimetz has special expertise in structuring and negotiating transactions involving the acquisition, financing and disposition of hospital and other health care and life science companies and properties. Mr. Nimetz provides expertise on legal matters.

Maria R. Singer: Has been a Director of the Company since March 2020. She is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners (2008 to 2015). She also served in various roles at Lehman Brothers, Inc. including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets (2002 to 2008). Ms. Singer, an independent director, provides expertise on financial and strategic advisory matters.

Elliot J. Sussman, M.D.: Has been a Director of the Company since March 2018. He is Chairman of The Villages Health. He previously served as President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 through 2010. He was a member of the Board of Directors of Yale New Haven Health System from 2011 to 2023. He has previously chaired the

Universal Health Services, Inc. 2024 Proxy Statement

Corporate Governance

boards of the Council of Teaching Hospitals and of the Association of American Medical Colleges. Dr. Sussman, an independent director, provides expertise on the management of hospitals and health systems and on health care quality and compliance matters.

The Board holds six regular meetings each year to consider and address matters involving the Company. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, to assist the Board in performing its oversight responsibilities, the Board has established a Compensation Committee, an Audit Committee, a Nominating & Governance Committee, a Quality and Compliance Committee, an Executive Committee and a Finance Committee.

The Nominating & Governance Committee annually oversees a self-evaluation of the current Board members and those committees as the Board shall specify from time to time and reports to the Board with respect to whether the Board and its committees are functioning effectively. The full Board discusses each evaluation report to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof.

The Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Company, the Board, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to concentration of the locations of our facilities, dependence on payments from the government and other third party payers, the impact of the Coronavirus pandemic on our facilities and the markets in which they operate, cyber security, a worsening of the economic and employment conditions in the United States, uncertainties regarding health care reform, the inability to collect payments from patients, competition for patients from other hospitals and health care providers, our ability to recruit and retain quality physicians, our ability to attract and retain qualified nurses and medical support staff, compliance with extensive laws and government regulations, liabilities from claims brought against our facilities, governmental investigations, regulatory actions, whistleblower lawsuits and purported stockholder class action lawsuits, accreditation of our facilities, acquisition and integration of hospitals, state efforts to regulate the construction or expansion of health care facilities, fluctuations in our operating results, quarter to quarter earnings and other factors, significant corporate regulation as a public company, and dependence on key management personnel.

The Board’s role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board, management has implemented a variety of processes, procedures and controls to address these risks.

The Board requires management to report to the full Board on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Company. Eileen C. McDonnell, the Lead Independent Director, periodically meets with management and the Company’s independent registered public accounting firm to review and discuss the activities of the Company and to provide direction with respect thereto.

Policy on Hedging Transactions

The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Universal Health Services, Inc. 2024 Proxy Statement

Corporate Governance

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors or an individual director should address such communications to Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Committees of the Board of Directors

The Compensation Committee, the Audit Committee, the Nominating & Governance Committee, the Quality and Compliance Committee, the Executive Committee, the Finance Committee are the standing committees of the Board of Directors. In addition, the Special Litigation Committee was formed during 2023, as discussed below. A current copy of our Corporate Governance Guidelines, Code of Business Conduct and Corporate Standards, Code of Ethics for Senior Financial Officers, Compensation Committee Charter, Nominating & Governance Committee Charter and Audit Committee Charter are available free of charge on our website at http://uhs.com. Copies of these documents also are available in print free of charge to any stockholder who requests them. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers of any provision of our Code of Ethics for Senior Financial Officers by promptly posting the information on our website.

Audit Committee: Current members of the Audit Committee are Eileen C. McDonnell (Chairperson), Maria R. Singer and Elliot J. Sussman, M.D. No such member serves on the audit committee of more than three public companies. The Audit Committee met thirteen times during 2023.

The Board of Directors has determined, in its business judgment, that each member of the Audit Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange and is financially literate and that Eileen C. McDonnell qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise.

The Audit Committee provides assistance to the Board of Directors in fulfilling its financial, compliance and quality oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of our internal audit function and independent auditors, the independent auditors’ qualifications and independence and our compliance with legal and regulatory requirements and quality of care standards. This Committee has the authority, duties and responsibilities set forth in its Audit Committee Charter, as amended. The Audit Committee’s oversight includes review and oversight of the Company’s health care compliance program. The Audit Committee periodically reviews our data security programs, including cyber security and procedures regarding disaster recovery and critical business continuity, and reviews our programs and plans that management has established with data security compliance programs and test preparedness.

Compensation Committee: Current members of the Compensation Committee are Eileen C. McDonnell (Chairperson), Elliot J. Sussman, M.D. and Nina Chen-Langenmayr. The Compensation Committee met two times during 2023. The Board of Directors has determined, in its business judgment, that each member of the Compensation Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Compensation Committee reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates their performance, determines and approves their compensation level, reviews and determines the form and amount of compensation of the non-management members of the Board of Directors, administers incentive-compensation plans and equity-based plans and approves compensation awards, among other duties and responsibilities.

The amount and mix of the compensation paid to our named executive officers and directors are evaluated on an annual basis. See the section titled “Compensation Setting Process,” in the Compensation Discussion & Analysis for an additional discussion.

Universal Health Services, Inc. 2024 Proxy Statement

Corporate Governance

The Compensation Committee has the authority to establish one or more subcommittees that shall have the responsibilities and consist of those members of the Compensation Committee as the Compensation Committee may determine from time to time. The Compensation Committee also has the sole authority to retain and terminate compensation consultants to assist it in evaluating our compensation plans, particularly those pertaining to our directors, our Executive Chairman, Chief Executive Officer and our other executive officers, and to approve the fees and other terms relating to the provision of those services. As discussed in the Compensation Discussion and Analysis, certain elements of Messrs. Alan Miller’s and Marc. Miller’s compensation is determined by the terms of their employment agreements.

Nominating & Governance Committee: The current members of the Nominating & Governance Committee are Elliot J. Sussman, M.D., (Chairman), Eileen C. McDonnell and Maria R. Singer. This Committee met once during 2023. The Board of Directors has determined, in its business judgment, that each member of the Nominating & Governance Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Nominating & Governance Committee was established, with respect to those directors who are to be elected by the holders of Class B and Class D Common Stock of the Company in accordance with the our Restated Certificate of Incorporation, for the purpose of: (i) assisting the Board of Directors by identifying individuals who are qualified to become directors, consistent with the criteria approved by the Board of Directors; (ii) recommending to the Board of Directors Class B and D director nominees for the next annual meeting of stockholders at which a Class B and D director is to be elected; (iii) developing and recommending to the Board of Directors a set of corporate governance principals in the form of our corporate governance guidelines; (iv) leading and overseeing the Board of Directors in its annual review of the performance of the Board of Directors and our management, and; (v) recommending to the Board of Directors director nominees for each committee of the Board of Directors. The Nominating & Governance Committee provides such assistance in identifying and recommending Class A and Class C Common Stock director nominees as may be requested by the entire Board of Directors. The Nominating & Governance Committee adopted our Corporate Governance Guidelines.

In light of the concentration of approximately 90% of the voting power of our Class A and Class C Common Stock in a single individual and related entities, and in accordance with the “Controlled Companies” exemption set forth in Section 303A of the New York Stock Exchange Listed Company Manual, the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for directors that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock. The Nominating & Governance Committee shall, however, provide such assistance in identifying and recommending Class A and C Director nominees as may be requested by the entire Board of Directors.

The Nominating & Governance Committee will consider Class B and D director nominees recommended by stockholders. Under our Restated Certificate of Incorporation, the number of directors to be elected by the Class B and D Common stockholders is limited to 20% of the entire Board of Directors, or a maximum of two directors. Stockholders who wish to recommend a nominee for the Nominating & Governance Committee’s consideration may do so by submitting the individual’s name and qualifications to the Nominating & Governance Committee c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. Recommendations must be received by the Nominating & Governance Committee no later than the date by which stockholder proposals for presentation at the next Annual Meeting must be received and should include the information required by our Amended and Restated Bylaws and any other information regarding the director nomination required by the Exchange Act, and the rules and regulations promulgated thereunder, including Rule 14a-19 of the Exchange Act. Please see the Questions and Answers section of this Proxy Statement. Recommended nominees will only be considered if there is a vacancy or if the Board of Directors decides to increase the number of directors.

The Nominating & Governance Committee identifies and evaluates committee-recommended Class B and D director nominees considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, energy, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its

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Corporate Governance

members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed Board composition by replacing 80% of the non-management members of the Board within the last six years. The Board has three female members, one of whom, Eileen McDonnell serves as lead director and one of whom is a member of an underrepresented minority group.

Quality and Compliance Committee: The current members of the Quality and Compliance Committee are Elliot J. Sussman, M.D. (Chairman), Nina Chen-Langenmayr and Maria R. Singer. The Quality and Compliance Committee has the responsibility of assisting the Board in fulfilling its oversight responsibilities concerning review of our policies and procedures relating to healthcare-related regulatory and compliance issues and the delivery of quality medical care to patients. The Quality and Compliance Committee met four times during 2023.

Executive Committee: The current members of the Executive Committee are Alan B. Miller (Chairman), Marc D. Miller, Eileen C. McDonnell and Warren J. Nimetz. The Executive Committee has the responsibility, between meetings of the Board of Directors, to advise and aid our officers in all matters concerning the management of the business and, while the Board of Directors is not in session, has the power and authority of the Board of Directors to the fullest extent permitted under law. The Executive Committee did not meet in 2023.

Finance Committee: The current members of the Finance Committee are Alan B. Miller (Chairman), Marc D. Miller, Warren J. Nimetz and Maria R. Singer. The Finance Committee is responsible for reviewing our overall long-term financial planning. The Finance Committee did not meet during 2023.

Special Litigation Committee: During 2023, our Board of Directors authorized the formation of a Special Litigation Committee, with Nina Chen-Langenmayr as the sole member, to review the Knight v. Miller, et. al. matter and determine whether it is in the best interests of the Company to pursue the claim. The Special Litigation Committee met as warranted during 2023. For additional disclosure, please see Note 8 to the Consolidated Financial Statements—Commitments and Contingencies, Legal Proceedings, as included in our Form 10-K for the year ended December 31, 2023.

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Sustainability Report

SUSTAINABILITY REPORT

Serving communities with integrity and purpose

Since its founding in 1979, UHS has been committed to being a high-quality healthcare provider, trusted and respected employer and valued partner to the communities we serve.

Our sustainability efforts are an extension of this commitment and are reflected in our day-to-day operations:

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The providers on the front lines of patient care, as well as all others who support them, view patients as their top priority. Together, the teams are committed to maintaining high standards of excellence, continuous improvement and enhancing the patient experience.

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We highly value our employees and applaud their resiliency and unwavering commitment to their professions, patients and colleagues. We support their efforts and development as team members, but also as individuals, as only together can we inspire hope and improve lives.

•	UHS corporate offices and facilities seek to differentiate themselves from other businesses through our high ethical standards, financial and environmental stewardship and community involvement.

This report serves to provide an overview of our efforts to serve our communities with integrity and purpose and to highlight our initiatives and achievements in 2023.

OUR SUSTAINABILITY IMPACT

2023 By The Numbers

FOCUSING ON PATIENTS

•	100% of U.S. facilities are licensed by their state and accredited by regulatory bodies, such as The Joint Commission and/or Commission on Accreditation of Rehabilitation Facilities.

•	15 facilities with Gluten-Free Food Service validation.

•	Based upon our 2023 patient satisfaction surveys, 91% of behavioral health patients indicated they felt better following care at one of our facilities.

•	Based upon our 2023 patient satisfaction surveys, 89% of behavioral health patients indicated they were treated with dignity and respect.

SUPPORTING OUR VALUED TEAMS

•	75% of U.S. workforce are women.

•	57% of U.S. workforce is ethnically diverse.

•	1,600+ veterans hired in U.S.

•	Based upon our U.S. Pulse Employee Engagement Survey, 81% of U.S. employees report that they feel included on their team/work unit.

•	Based upon our U.S. Pulse Employee Engagement Survey, 87% of U.S. employees report that the person they report to treats them with respect.

PARTNERING WITH LOCAL COMMUNITIES

•	$7.1 billion in salaries, wages and benefits.

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•	10+ year partnership with the National Action Alliance for Suicide Prevention to help those in crisis.

•	14 years on Fortune magazine’s World’s Most Admired Companies list.

•	$2.6 billion of uncompensated care at our acute care hospitals.

INVESTING IN THE ENVIRONMENT

•	15 Energy Star certifications.

•	90% of lights in UHS’ U.S. facilities are equipped with LED versions.

•	5,080.5 metric tons of paper collected, shredded and recycled.

•	13 Acute Care hospitals using new application to track food waste.

•	100% of electricity has been procured from renewable sources since 2021 across all Cygnet facilities in the U.K.

GOVERNING STRUCTURE

•	4 committees of our Board of Directors provide oversight of sustainability-related issues.

•	43% of our Board of Directors are women.

•	48 privacy and data-security-related policies maintained at the corporate level and locally by U.S. facilities.

•	2 Patient Safety Organizations registered under the Agency for Healthcare Research and Quality to govern patient-safety initiatives (one for each Division).

OUR PRINCIPLES

We stand for excellence, each and every day, at each and every encounter.

Our Principles set a high bar and reflect our purpose.

1.	We Provide Superior Quality Patient Care
2.	We Value Each Member of Our Team and All Their Good Work
3.	We Are Committed to Being a Highly Ethical Healthcare Provider
4.	We Are Devoted to Serving Our Local Communities

Corporate Recognition

In 2023, UHS was listed among the Fortune 500, Fortune magazine’s World’s Most Admired Companies, Forbes’ Global 2000 World’s Largest Public Companies Hall of Fame and Philadelphia Business Journal’s Largest Healthcare Systems and Hospitals in Greater Philadelphia region. We also were named among the 2023 American Opportunity Index Top 100 for parity, pay and promotion and recognized as one of America’s Greatest Workplaces for Diversity 2024 by Newsweek and Plant-A Insights Group.

Our leaders are recognized for their expertise, thought leadership and contributions to national, regional and local initiatives. Highlights include:

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In 2023, Marc D. Miller, President and Chief Executive Officer, was featured as a thought leader on multiple prominent venues, including on The CEO Forum Group’s Top 10 CEOs Transforming Healthcare in America. Mr. Miller also was named among CEOWORLD magazine’s list of the World’s Most Influential CEOs and Business Executives of 2024. He and Steve Filton, Executive Vice President and Chief Financial Officer, were also recognized among Becker’s Hospital Review list of top performing CEO/CFO for health systems and hospitals.

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Karen E. Johnson, Senior Vice President, Chief Clinical Officer, Behavioral Health Division, continued to represent UHS across several national industry associations: The Joint Commission’s Health Systems Corporate Liaisons group, National Association of Behavioral Health’s Quality Committee, Federation of American Hospitals’ Quality Committee and Behavioral Health

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Taskforce, the National Action Alliance for Suicide Prevention Executive Committee, among others. Recognized as an industry thought leader, Ms. Johnson continues to use her platform to advocate for behavioral health resources, including the U.S.’ 988 Suicide & Crisis Lifeline.

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Georgene Saliba, RN, BSN, MBA, FASHRM, Vice President, Insurance, was bestowed the 2023 Distinguished Service Award from the American Society for Health Care Risk Management, the highest honor presented to an individual to recognize their lifetime of achievement in the field of risk management.

•	Eric Goodwin, VP and Chief Information Officer, was presented the annual ORBIE Award by PhillyCIO for his exceptional leadership, innovation and vision.

FOCUSING ON PATIENTS

Throughout UHS’ decades-long history, staff at the front line of patient care—and all others who support them—are committed to making patients their top priority.

Prioritizing Quality Care and Safety

Providing high-quality, compassionate care to patients in environments that are safe and promote well-being is the core of our Mission and guides day-to-day work.

Leadership teams encourage exploration and investment in new resources, tools and methods of care that help teams meet, or exceed, quality and safety standards.

Embracing Quality Standards

In 2023, UHS expanded access to quality healthcare services, bringing new facilities and/or needed service lines to underserved and/or underpopulated areas.

Through compliance with The Joint Commission’s Health Equity Standards, facilities improved processes and procedures to better identify and address patient health-related social needs to improve health outcomes. At behavioral health facilities, this included creating specific patient programming and group curriculum to address patients’ overall health wellness.

Health Equity reports, which identify inequities for specific populations, are shared with acute care facilities’ executive committees and board of directors at least monthly to help guide distribution of resources and focus. Both divisions create facility-level and division-level reports for goal setting and plan to trend metrics over time.

Facilities will continue working with external agencies to identify locally available resources to address disparities, such as housing or food insecurities.

Industry and Patient Accolades

Both divisions utilize innovative models of care, education and continuous assessment of important processes or outcomes related to patient care, patient safety and/or organizational functions. Division and quality teams meet regularly to share data, insights and best practices to improve processes that affect patient care outcomes, identify educational needs and evaluate clinical competence of staff.

The acute care division remained focused on quality and service, operational efficiency and physician alignment.

Its pursuit of excellence in these areas was recognized in the following industry honors:

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Twelve acute care hospitals were awarded an “A” or “B” safety grade from The Leapfrog Group during Fall and/or Spring Ratings. Cornerstone Regional Hospital also earned the Top General Hospital designation.

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For the second year in a row, ER at Fruitville, an extension of Lakewood Ranch Medical Center, was honored with Press Ganey’s Human Experience Guardian of Excellence Award®—Emergency Department Site for Patient Experience.

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In 2024, St. Mary’s Regional Medical Center was awarded its fourth consecutive World’s Best Hospitals award from Newsweek and Statista, while Lakewood Ranch Medical Center was named on their America’s Best Maternity Hospitals 2023 list for the second consecutive year.

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South Texas Health System and The George Washington University Hospital earned U.S. News & World Report’s Best Regional Hospital badges as well as at least seven High Performing designations. Collectively, UHS acute care facilities earned 67 High Performing awards for procedures/conditions—an increase of 14% over the previous year.

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Centennial Hills Hospital Medical Center, Corona Regional Medical Center, Southwest Healthcare Rancho Springs Hospital and The George Washington University Hospital earned U.S. News & World Report’s 2024 High Performing Hospital for Maternity Care (Uncomplicated Pregnancy)—the highest accolade for this category.

Meanwhile, the behavioral health division focused on quality care, patient safety and satisfaction, as well as employee engagement. In

2023, the division continued to outperform peers across multiple metrics and earn high marks from patients and referring partners:

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In the Centers for Medicare & Medicaid Services’ (“CMS”) Quality Reporting requirements, UHS behavioral health facilities are compared to 1,500 psychiatric providers across the country; collectively, they exceeded national averages in 8 out of 12 indicators.

•	Respondents to our patient satisfaction survey rated their overall care as 4.4 out of 5.

•	91% of behavioral health patients indicated they felt better following care at one of our facilities.

•	89% of behavioral health patients indicated they were treated with dignity and respect.

•	85% of parents and guardians indicated that the behavioral health facilities’ academic staff truly cared about their child.

Black Bear Lodge, La Amistad Behavioral Health Services, Pride Institute, Talbott Recovery and The Ridge Behavioral Health System were named on the America’s Best Addiction Treatment Centers 2023 list from Newsweek and Statista.

Meanwhile, Cygnet, UHS’ subsidiary in the U.K., continued to be held in high regard in 2023:

•	83% of services evaluated earned a Good or Outstanding rating by regulators.

•	86% of patients say after their stay they feel better and feel they had improved.

•	100% of inpatient schools in Child and Adolescent facilities are rated “Good” by the Office for Standards in Education, Children’s Services and Skills (OFSTED).

Investments to Meet High Standards

UHS invests in employee training and other patient-care initiatives to support quality and safety goals.

Training

Employees access virtual and/or in-person instruction offered by UHS’ Learning and Development teams and/or at their facility to meet all appropriate facility and regulatory training requirements. A competency-based education is used to ensure the staff understand the learnings.

In 2023, acute care and behavioral health employees in the U.S. completed nearly 3.6 million online courses on a variety of topics. Training centered around regulatory requirements for high-risk topics and safety (e.g., fall prevention, early detection of sepsis, high-risk medications).

All patient-facing employees from the behavioral health division and certain acute care employees, regardless of status or role, are trained and certified in numerous accredited or recognized behavioral management techniques. Many also receive evidence-based verbal de-escalation training.

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Patient Care Initiatives

In 2023, acute care nursing leadership continued to coordinate patient safety activities to drive outcomes. Their efforts helped the hospital acquired pressure injury program and fall prevention program record 41% and 13% declines, respectively.

Acute care facilities’ overall percentage of postpartum patients with hemorrhage declined (from 7.08 in 2021, to 6.39 in 2023), improving outcomes for over 3,000 delivering moms.

The behavioral health division initiated a formal trauma-informed care (“TIC”) training program for clinical and nonclinical staff. Each facility’s designated TIC ambassador and CEO will drive long-term adoption and adherence at their facility.

Other new initiatives focused on patient safety and/or consistent, quality care include:

•	Project Verge, which expands the utilization of LPN and unit coordinator roles.

•	ObservSMART, a proximity-based rounding technology to ensure standardization

•	Evidence-based tool kits for addiction and detox, medication management and emergency management, providing additional education to all direct care staff.

Technological Advancements

Recently, UHS partnered with General Catalyst and Hippocratic AI, both of whom seek to enhance current methods of care with new technology solutions, including safety-focused, patient-facing tools and applications.

UHS has implemented Cerner, an electronic health record, at five pilot behavioral health facilities preceding broader roll-out throughout the division. An additional six facilities will implement Cerner in 2024.

The behavioral health division expanded its use of the quality-of-care dashboard, a tool that measures metrics related to patient safety, restraints and seclusion and staff turnover. It also incorporates other sourced data (e.g., patient satisfaction) to provide a comprehensive view of the quality of care at each facility and the overall division. Reports include meaningful comparisons—down to the unit level—that are useful for tracking performance, root cause analysis and for quickly identifying areas for improvement.

Respecting Patient Rights

UHS facilities follow all applicable state laws related to patient rights. While laws may vary by state, generally, patients are given a copy of their rights during admission and they/their guardian sign an attestation. Patient rights are also posted on patient care units.

Upon admission, patients are typically made aware that a Patient Advocate, the UHS Compliance Hotline/platform, and other means, are available to report any concerns. The facility’s Patient Advocate (and leadership, if needed) handles patient grievances in accordance with CMS requirements.

SUPPORTING OUR VALUED TEAMS

UHS employees show resiliency and unwavering commitment to their professions, patients and colleagues.

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A Look at the Team

In 2023, UHS employed, through its subsidiaries, approximately 96,700 individuals. The average tenure was similar among men and women. The majority of the U.S. workforce (72%) were full-time workers; 8% held management positions.

U.S. Workforce

As in 2022, the majority of UHS’ workforce in the U.S. was ethnically diverse and predominately female (57% and 75%, respectively).

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U.K. Workforce

In 2023, 70% of our workforce located in the U.K. were full-time employees and nearly two-thirds were women.

Promoted Employees (U.S.)

In the U.S., there were nearly 5,500 promotions in 2023; nearly three-fourths were female and just over half were ethnically diverse.

Military Hires

In 2023, UHS continued to support Veteran Jobs Mission, an organization it helped launch in 2011 to increase employment of veterans and military spouses. In 2023, UHS hired nearly 1,630 veterans, of which 48% were female and 58% were ethnically diverse.

Notably, UHS was named a 2023 Military Spouse Managed Review Program Partner by TCDI for employing military spouses who are licensed attorneys.

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Newly Hired – by Gender and Ethnicity

More than 36,260 employees were hired in the U.S. during 2023. Most were women and ethnically diverse. In the U.K., nearly 6,000 employees were hired in 2023.

U.S. New Hires in 2023

U.K. New Hires in 2023

Culture of Inclusivity

UHS recognizes team members as individuals, and promotes the respectful treatment of all. This culture of inclusivity is upheld by leadership teams, policies and procedures, trainings and/or sponsored events and programs.

UHS complies with the Equal Employment Opportunity Commission requirements for all employees and applicants. This includes support and full commitment to recruitment, selection, placement, promotion and compensation of all individuals, without regard to race, color, religion, age, sex (including pregnancy, gender identity, and sexual orientation), genetic information, national origin, disability status, protected veteran status or any other characteristic protected by federal, state or local laws.

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In the U.K., our facilities value the diversity of their workforce and actively support inclusion among their staff. In 2023, the Cygnet Disability Network was created to provide a safe space to raise issues of disability and celebrate the achievements of people living with disability.

Our U.K. subsidiary was a finalist for Best Employer for Diversity and Inclusion at the 2023 Nursing Times Workforce Summit Awards for its Multicultural Network program.

Workforce Policies

Corporate human resources policies fulfill facility and regulatory obligations and are accessible to employees through trainings, the Corporate Employee Guidebook, their local human resource departments and/or internal platforms.

UHS has formal policies/processes related to employment, such as:

•	Background Screening: requires criminal, sanction and drug screening as well as education, license and employment verification prior to hire. Additional sanction checks are made by a third party.

•	Corrective Action: includes processes and training dedicated to proper investigation for HR and all supervisors/managers.

•	Performance Appraisals: call for evaluations to generally be completed after 90 days of employment and annually thereafter.

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Formalized Reduction in Force (“RIF”) and Flexible Staffing: provides the required process if there is a RIF or staff reduction, including consideration of other options (e.g., transfers, job changes, reduced schedules, voluntary transitions), before layoffs or reductions are implemented.

Depending on their role and employment status, employees may be required to complete training on certain policies (e.g., grievance reporting, Health Insurance Portability and Accountability Act of 1996 Security Rule, compliance, discrimination and harassment prevention, code of conduct, etc.) during orientation and every year thereafter.

Employee Feedback

Our staff is welcome to share their views at any time, including during performance reviews, department meetings, CEO townhalls and/or through the UHS’ Compliance Hotline/online platform. Also, all U.S. employees (full-time, part-time, per diem and physicians) may provide feedback in annual employee engagement surveys. Survey results are sent to all levels of leadership to discuss with their teams. In 2023, the Pulse Employee Engagement Survey had a 67% participation rate.

These annual surveys allow teams to monitor employee satisfaction and suggestions. Feedback from recent surveys have led to new career development, training and employee engagement initiatives and compensation adjustments, among other initiatives.

Professional Development

UHS has numerous formal and informal programs and policies in place to aid in career and/or academic development.

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Training Opportunities

UHS’ Learning and Development team provides quality learning opportunities, professional development and consulting services to all employees (i.e., full-time, part-time, contractors). Options include formal instructor-led, in-person or virtual training, or self-administered online courses. Employees are required to take certain trainings at least annually; however, they also have unlimited access to many voluntary trainings. All trainings take into account the requirements of the Americans with Disabilities Act.

Participants are invited to provide feedback at the conclusion of every training that they attend. Trainers use this feedback to fine-tune the experience to meet participant needs and develop new training topics.

The number of training hours employees receive will vary depending on their role, department and/or employment classification.

In 2023, employees completed an average of 20 hours of online training. However, they also frequently participated in informal trainings such as peer-to-peer, shift huddles and department meetings.

During orientation, employees are presented with UHS’ Mission, Vision, Principles and Values and its culture of Service Excellence.

UHS offers multi-session Service Excellence Facilitator Workshops for nominated employees. In 2023, 134 employees became certified facilitators to promote the Service Excellence culture at their own facilities.

The Develop U series is a voluntary program for all employees interested in developing their skills and knowledge. Meanwhile, other programs, such as m3 for Emerging Leaders and Stepping into Leadership, are nomination based and focus on developing qualified individuals’ leadership skills.

The L3 architecture/program is a nomination-based, year-long executive development program. Tracks are designed for aspiring acute care CEOs, aspiring behavioral health CEOs, and, as of 2023, aspiring acute care Chief Nursing Officers. Collectively, L3 participants rated their programs 4.6 out of 5 in 2023.

OUR CULTURE OF SERVICE EXCELLENCE

Attributes of Service Excellence

•	Compassion

•	Continuous Improvement

•	Employee Development

•	Ethical and Fair Treatment of All

•	Teamwork

•	Innovation in Service Delivery

Standards Define How We Interact

•	Treat Everyone as a Guest

•	Demonstrate Professionalism and Excellence

•	Practice Teamwork

Other Professional Development Programs

In 2023, UHS deepened its commitment to employees’ professional development and retention by continued development of career and clinical ladder programs for nurse leadership, RNs and behavioral health mental health technicians.

UHS also offered internships, externships, mentorships, clinical field placements as well as tuition discount partnership and student loan repayment programs.

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In 2023, UHS aligned with two external partners to bring new educational programs to its employees:

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Chamberlain University: UHS employees received discounts to many of the school’s programs (e.g., nursing,social work, etc.), while Chamberlain pre-licensure BSN students completed more than 1,000 clinical rotations at 15 UHS facilities.

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Littler law firm: UHS legal and human resources professionals attended Littler’s employment law development webinars for SHRM and HRCI credits. The quarterly webinars were provided at no cost to UHS employees.

During 2023, UHS corporate offices employed 63 interns across several departments: corporate development, design & construction, finance, human resources, information services, legal, marketing, revenue cycle and supply chain. Just over half (52%) were female, while approximately one-third were ethnically diverse.

Graduate Medical Educational Programs

UHS’ Graduate Medical Education (“GME”) program offers quality education and training for medical and pharmacy residents across several U.S. facilities. Of the 26 UHS sponsored programs, 24 are accredited by the Accreditation Council of Graduate Medical Education and the two pharmacy residency programs are accredited by the American Society of Health System Pharmacists.

As of July 2023, the number of UHS sponsored programs increased 44% over the previous year to 26, while the number of residents/fellows participants rose 32% to 417.

During 2023, The Valley Health System GME Consortium launched accredited programs for internal medicine, psychiatry and transitional year and formed an affiliation with Icahn School of Medicine of Mount Sinai.

Also in 2023, three UHS facilities offered approximately 50 academic partnership GME programs, which, collectively, trained more than 590 residents and fellows.

Employee Non-Pay Benefits

UHS offers a robust, non-pay benefit program that enhances the physical, mental, financial and professional needs of our employees and their families. The program is generally available to all employees regularly scheduled to work 30 or more hours per week and those covered by the Affordable Care and Accountability Act. Eligibility for employees scheduled to work less than that may vary by location.

Medical plans, life and disability insurance as well as savings and retirement programs are available to employees and their families. In 2023, an Adoption Assistance Program was added. Other available services include, but are not limited to:

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An Employee Assistance Program offering free, 24/7 services to support life and work-related issues (e.g., military family resources, emotional well-being support, child/elderly/pet providers) for all full- and part-time employees.

•	Wellness programs (e.g., Livongo, SWORD Health).

•	Family resources (e.g., FertilityIQ; RethinkCare).

•	Health and dependent day care flexible spending accounts.

•	Perks at Work (retail discounts).

Additional voluntary benefits and discounts include identity protection plans, legal services and pet insurance, among others. Notably, about three-fourths of UHS employees were also eligible for the employee stock ownership plan or employee stock purchase plan in 2023.

In 2023, UHS’ tuition reimbursement spending exceeded $3 million. Meanwhile, its student loan assistance spend neared $1.7 million, as 630 employees took advantage of this financial benefit.

Depending on their role, employees may be eligible for flexible work arrangements (e.g., compressed work weeks, hybrid schedules and remote work), various employment status opportunities (e.g., part-time, per diems, on call, temporary and job sharing) and personal leave options (e.g., up to four weeks for non-Family Medical Leave Act related leave of absence, among others).

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Employee Engagement

Leadership teams adopt programs and/or host events and activities to show their appreciation for employees, recognize and celebrate their achievements and/or promote engagement.

Uptake of the Recharge Room program continued within the Behavioral Health Division. Currently more than 100 facilities have created custom-designed spaces for employees to rest and relax during their breaks, up from just six in 2021. Employees may assist in the naming, design and selection of features (e.g., massage chairs, décor, etc.) to make the space truly their own.

TEAM C.A.R.E., an employee-run program focused on connecting, attracting, retaining and engaging staff at the corporate offices, sponsored more than 60 events in 2023. Here are just some of the events hosted by the program’s three committees:

•	Career Enrichment: Executive Speaker Series, Business Book Club, UHS Toastmasters Club, The Power of Professional Women’s Speaker Series events and webinars.

•	Health & Wellness: step challenges, annual golf tournament, mindset spark sessions.

•	Social & Community: food trucks, random acts of kindness event, adopt a family for the holidays.

UHS Foundation

The UHS Foundation, a 501(c)(3) non-profit entity, was established in 2005 to support employees negatively affected by hardship due to qualified natural disasters (e.g., windstorms, fires) or national public health emergency (e.g., the COVID-19 pandemic).

During 2023, funds from the UHS Foundation were distributed to 11 employees affected by Hurricane Ian and the tornados in Arkansas.

TEAM C.A.R.E. hosts fundraisers for the UHS Foundation throughout the year. All employee donations are matched by UHS. The 2023 golf tournament alone raised more than $200,000.

Employee Recognition and Awards

The corporate offices, as well as the facilities, have recognition programs to reward employees, formally or informally, for efforts taken to support UHS goals and values and/or exceed expectations. Each year corporate bestows its prestigious Service Excellence and Quality awards to deserving facilities and/or CEOs who best exemplify our high standards of care.

Further, each division awards employees who, through early intervention, prevent an actual, or potential negative event from occurring.

At the facility level, leadership decides on the type of employee awards/recognition distributed. These may include peer-to-peer recognition as well as employee and/or team accolades and appreciation events.

PARTNERING WITH LOCAL COMMUNITIES

UHS corporate offices and facilities strive to be valued partners in their local communities as socially concerned employers and trusted providers of high-quality care.

Economic Impact

UHS is proud to contribute meaningfully to the local communities we are privileged to serve. In 2023, this included:

•	$7.1 billion in salaries, wages and benefits

•	$743 million in capital expenditures

•	$6.5 million in contributions to state-specific educational programs to help fund student scholarships and/or provide supplemental funding to local communities’ school districts.

In 2023, the acute care hospitals recorded approximately $2.6 billion for charity care and uninsured discounts.

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Support for National Causes

Throughout the year, employees lent their time and expertise to support initiatives that align with UHS’ Mission and Values. Our corporate and facility thought leaders often spoke at conferences and events and/or advocated for increased awareness of mental health resources.

For the past 10+ years, UHS has teamed up with the National Action Alliance for Suicide Prevention to help those in crisis find the resources they need. We also continue to actively raise awareness for the national 988 Suicide & Crisis Lifeline, a toll-free number that provides individuals 24/7 access to trained crisis counselors.

During 2023, medical staff hosted trainings for local healthcare professionals, such as suicide care training for clinicians and crisis intervention team training for first responders.

Corporate employees volunteered at various local organizations, including the Philadelphia Ronald McDonald House. As in previous years, employees prepared and served a hot dinner to families whose children were being treated at Children’s Hospital of Philadelphia.

Corporate employees also participated in National Wreaths Across America event, placing 225 wreaths at the gravesites of military veterans in the Philadelphia area.

Community Outreach

We actively pursue philanthropic opportunities that support our values while making a positive impact on local communities. This has included contributions to local charitable and civic organizations and hosting or sponsoring events that promote health and wellness, such as health screenings, food drives, blood drives, educational classes and support groups, among others.

INVESTING IN THE ENVIRONMENT

UHS implements environmentally sustainable practices and complies with applicable legal and regulatory environmental standards to protect patients, visitors, staff and our local communities. Our environmental stewardship includes, but is not limited to, following best practices when managing energy usage, building and designing new construction and/or major renovations and protecting the local environment.

Energy Efficiency Practices

To manage energy usage, UHS utilizes smart building technology and automation. The U.S. facilities utilize a centralized utility billing management system to monitor energy usage and detect significant deviations from normal usage consumption patterns.

Also, 23 acute care hospitals use automatic fault detection and diagnostics software to monitor the efficiencies of the heating, ventilation and air conditioning (HVAC) operations. Most of these facilities also undergo retro-commissioning and monitoring-based commissioning. They are monitored for any deviations from optimal standards regularly; formal reports are generated at least quarterly.

In 2023, UHS invested $1.2 million in energy-efficient LED light retrofit upgrades. Ninety percent of the lights in UHS’ U.S. facilities are equipped with LED lights. Overall, this project is expected to save nearly 3.2 million kWh per year.

By 1Q23, 15 UHS facilities secured ENERGY STAR® certifications or re-certifications from the U.S. Environmental Protection Agency; all will seek renewal in the upcoming year. An ENERGY STAR® designation means the facility performed in the top 25% of buildings nationwide, based on weather-normalized source energy use.

Five acute care facilities have Green Building Initiatives’ Green Globes® certifications. Additionally, West Henderson Hospital (currently under construction) has registered for certification and plans to file by 2026.

Green Building Construction

UHS actively promotes the usage of recyclable materials and divergence from landfills for renovations and new construction projects. To monitor compliance, our contractors are required to track and report on the amount of demolition and construction waste recycled and diverted.

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All newly built facilities or those undergoing major renovations are required to:

•	meet or exceed all federal, state and local energy efficiency stands and energy codes

•	use mechanical-electrical-plumbing systems to optimize energy efficiencies and water conservation, including:

•	achieving low energy use targets that comply with ASHRAE 90.1 standards

•	using right-sized HVAC systems to minimize reheating and power used

•	requiring installation of plumbing systems that consume less water than code requirements

•	be equipped with 100% emergency back-up generators, with 96 hours of fuel (older acute care facilities were retrofitted with emergency quick connects stations to allow redundancy utilities)

All new construction acute care facilities are expected to achieve an ENERGY STAR® Portfolio Manager Score of 90 or higher. Also, all new construction or major renovation projects costing $20 million or more are required to be assessed for Green Globes® and/or U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) certifications.

Healthy and Safe Work Environments

UHS strives to keep our environments clean, safe and sustainable. Teams across multiple departments continually look to improve products, processes, equipment and services to continually meet, if not exceed, our high standards.

Further, each acute care hospital and behavioral health facility has an Environment of Care (“EOC”) committee, with representatives from clinical and non-clinical departments (e.g., environmental services, emergency management, infection prevention, loss control, risk, quality, security, nursing) as well as senior leaders. The committee meets at least quarterly to review the facility’s EOC dashboard performance measures, best practices, and other key information to address any deficiencies (e.g., utility or medical equipment failures, security issues, risk related to hazardous materials or medical/non-medical waste, etc.) and identify, and follow up on, opportunities to improve performance, policies and/or procedures. Summaries of EOC meetings are presented to the facility’s board of governors.

All appropriate hospital staff, including nurses and environmental services teams, are trained on waste management policies and procedures as new hires and annually during their tenure. Trainings, which meet Department of Transportation (“DOT”) requirements, include, but are not limited to, proper waste disposal and handling, as well as the transportation of waste within the facility.

Safety events are documented and shared with EOCs to further safety initiatives throughout the organization.

To mitigate safety risks, facilities receive new safety-related messages regularly, including facility-specific topics. They also have central accumulation areas to securely store any waste covered under the Resource Conservation and Recovery Act until it is safely removed by approved vendors. Facilities are to inspect these designated locations weekly to ensure our waste is properly handled, stored and transported as per the Environmental Protection Agency (“EPA”), Departments of Health (“DOH”) and DOT requirements.

The acute care environmental services operations continue to use Green Seal and GREENGUARD certified products vetted for meeting standards for sustainability, human health and/or product efficiency. Acute care facilities use chemical-free machines for daily floor maintenance as well as a low-odor, zinc-free floor protector, reducing the need for floor stripping or chemical use.

In 2023, 12 acute care facilities used adenosine triphosphate testing for enhanced validation of proper surface disinfection. Additional facilities are expected to use this process in the coming year.

Responsible Environmental Protection

Waste Management

UHS facilities have policies and procedures that are in compliance with all applicable laws from the EPA, local DOHs and other regulatory bodies overseeing the responsible disposal of pollution and waste. We minimize the use of and/or exposure to hazardous materials, such as persistent and toxic chemicals, whenever possible.

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Facilities partner with reputable vendors who are in full compliance with all applicable regulatory bodies (e.g., EPA, DOH, DOT, etc.). This allows the following of strict cradle-to-grave re-equipments, to understand what waste is being sent out, who is picking it up as well as how, and when, it is being processed.

Across the acute care division, facilities continued to partner with Stericycle®, a comprehensive medical waste company, for the division’s sharps and pharmaceutical waste program. The sharps program alone serviced 95,000 reusable containers last year, saving the production of 548,000 pounds of greenhouse gas emissions.

Within the acute care division, approximately 292,000 pounds of pharmaceutical waste was properly treated (e.g., incinerated, chemically altered) and disposed.

UHS expanded its food waste study, which was piloted at The George Washington University Hospital in 2022, to a dozen more acute care facilities. Utilizing the easy-to-use application, the nutrition teams identified thousands of cases of waste events each month and adjusted their operations to conserve energy, water and land. These results exceeded expectations and will guide waste reduction efforts in 2024.

Also in 2023, all acute care facilities in California adopted a composting program. They each have organic collection bins to discard the waste and an approved waste hauler for proper collection.

Reprocessing and Waste Diversion

Supply chain’s value analysis team continued to seek out reprocessing and recycling opportunities. In 2023, they teamed up with two more vendors to assist with reprocessing of approved medical devices, bringing the total to four FDA-approved third-party manufacturers.

In addition to reprocessing of medical devices, UHS acute care facilities partnered with manufacturers who collect their own manufactured devices, disassemble them and then recycle the individual components.

During 2023, an initiative to convert certain disposable/single-use patient devices to suitable reusable options was introduced.

Conservation of Natural Resources

UHS has a robust, structured water management program, managed jointly by a third-party company specializing in water safety and our in-house teams. There is a corporate water management steering committee and a local water management team at each facility. The program is designed to oversee potable, process and utility water programs through active management and hazard control validation. The program is designed to ensure safe water throughout our buildings and meets ANSI/ASHRAE Standard 188.

The program also manages domestic potable, process water (such as surgical instrument processing) and utility water (such as cooling towers and boilers).

We continued to develop a program that focuses on reducing water consumption across all U.S. facilities. This includes consistent tracking and measurement of consumption levels and further integration of technologies and devices such as irrigation controls.

In 2023, 5,080.5 metric tons of paper were shredded and recycled; an equivalent to preserving 134,408 trees.

Culinary and Nutrition

During the year, UHS’ culinary team sought out more environmentally friendly take-out and storage containers and menu options and evaluated female-owned and veteran-owned vendors. Biodegradable alternatives to styrofoam were introduced, and dietary offerings were expanded to include additional plant-based proteins and sustainable seafood proteins at select facilities. In 2024, we plan to work with a supplier that is focused on providing local, responsibly sourced foods to reduce greenhouse gas emissions and waste.

In 2023, three more UHS facilities earned Gluten Intolerance Group’s Gluten-Free Food Service certification including the first behavioral health facility in the nation. As of February 2024, 15 UHS facilities met the Validated Gluten Free Safety Spot® requirements. Only two other non-UHS facilities in the nation met these rigorous standards.

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Trusted Supply Chain

UHS uses a multi-faceted approach to ensuring its third-party vendors are vetted to meet our high standards and are compliant with local, state and federal regulations to make our supply chain stronger and more sustainable.

UHS’ group purchasing organization provides assurance that vendors are meeting social standards (e.g., Code of Conduct, conflicts of interest, confidentiality, human trafficking, whistleblower, antitrust policies, etc.) and evaluates products and providers to ensure they meet environmental standards.

UHS also has vendor management software that streamlines the management and coordination of supplier relationships and ensures their compliance with federal and state requirements.

As of 2023, UHS requests for proposals and contracts require applicants to comply with all environmental, social and governance (“ESG”) laws and regulations applicable to their performance and provide, upon request, a copy of their sustainability practices and verification of compliance. Applicants must reasonably assist in the quantifying, tracking, aggregating and verifying of data related to UHS’ use of their products and/or services as it relates to ESG principles.

Contract language and/or the use of vendors that forbid or penalize use of reprocessed devices is prohibited.

Cygnet’s Sustainability Strategy

Our U.K. subsidiary, Cygnet, is committed to making its business more environmentally sustainable. It continues to procure 100% of its electricity from renewable sources, a practice that has been in place since 2021.

Recently Cygnet updated its emissions targets:

•	Net zero carbon for direct (Scope 1) and indirect (Scope 2) emissions by 2035.

•	Net zero carbon emissions in our supply chain (Scope 3) by 2040.

Its vehicle tracking device program, Lightfoot, effectively reduced CO2 emissions by 122 metric tons and was named a finalist for HSJ Partnership Awards’ Environmental Sustainability Project of the Year. The team also effectively removed all black plastic, which is non-recyclable, from food supplies.

GOVERNING STRUCTURE

The UHS Board of Directors has established, and maintains, a governing framework reflective of our enterprise’s culture of corporate responsibility, high integrity and accountability.

Board of Directors

The members of our Board of Directors are elected by the Company’s stockholders in accordance with the Company’s certificate of incorporation, to oversee management and to assure that the long-term interests of the stockholders are served.

The seven-member Board is led by Founder and Executive Chairman, Alan B. Miller. Ms. Eileen McDonnell, one of the four independent Board Members, serves as Lead Director.

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The Forum of Executive Women recognized the high percentage of women on the UHS Board (43%) and awarded UHS its 2023 Champion of Board Diversity award.

In the U.K., Cygnet’s executive management board is responsible for the quality of care delivered across all Cygnet services. The 12-member board has four sub-committees, which meet quarterly to provide governance over Cygnet facilities.

The executive management board is supported by an advisory board. Since May 2023, the advisory board welcomed Ms. Sian Jarvis CB, a strategic communications and marketing specialist, and Mr. Ian Brokenshire, a former auditor, who will chair the audit and risk committee.

All five Cygnet advisory board members are independent and hold non-executive positions. Twenty-five percent of the executive management board and 40% of the advisory board are women.

Succession Planning

Our Board of Directors and a committee of our Board of Directors, oversee the Company’s management succession planning, including its policies and principles regarding the selection of, and succession to, the Chief Executive Officer in the event of emergency, retirement or other circumstance.

Emphasis on Ethical Conduct

UHS’ commitment to operating as a highly ethical healthcare provider guides the Board of Directors and leadership teams and sets expectations across the organization.

A Chief Compliance and Privacy Officer oversees the UHS Compliance Program and is supported by division, regional and facility officers.

The UHS compliance program includes applicable policies and procedures consistent with legal and regulatory requirements, compliance education, auditing and monitoring as well as investigations of reported concerns. The program promotes a culture of accountability and extends to all UHS employees (full- and part-time) and contractors.

The compliance program’s key resources and processes include:

•	The compliance program manual (available in English and Spanish)

•	Code of conduct (available in English and Spanish)

•	Compliance hotline/online and telephonic platforms for reporting compliance concerns

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Our compliance program manual provides an overview of the UHS compliance program.

The code of conduct provides guidance on expected behavior for those who work for or in behalf of UHS. Employees are encouraged to report any compliance concerns to their facility compliance officer, the UHS compliance office or through the compliance hotline (1-800-852-3449) or uhs.alertline.com platform, which is accessible 24 hours a day, 365 days a year. The platform is managed by an external company and allows for anonymous reporting, when desired.

UHS prohibits retaliation against anyone who brings forward concerns in good faith. Anyone retaliating against someone for expressing a concern is subject to disciplinary action.

All new U.S. employees are trained on the code of conduct, privacy, security and other compliance topics upon hire, and annually thereafter. A post-test is conducted to confirm mastery of content.

Each year, all employees are also required to attend training on UHS’ formal dispute resolution policy, which outlines the process for reporting concerns and escalation procedures. Facilities also display posters with pertinent information about reporting concerns in break rooms and other employee areas.

All reported concerns are fully investigated by the UHS compliance department or other appropriate designees. Where necessary, corrective action plans are developed and implemented to mitigate compliance risk to the organization.

Reports on the Company’s compliance program operations are issued to its internal compliance committee monthly and to the Board of Directors’ Quality & Compliance Committee each quarter.

Each year, a compliance risk assessment is conducted, and a compliance work plan is developed to identify potential risk and prioritize compliance efforts. Such efforts include expansion of education and training offerings, improvement of program effectiveness and identification of topics for auditing and monitoring (e.g., billing, privacy of patient information, quality of care, etc.).

In 2024, vendor contract language was updated to include anti-corruption practices, as well as confirmation that the vendor has established, or will establish, policies and procedures related to anti-corruption practices.

Privacy and Data Security

The UHS privacy and data security team’s mission is to preserve the confidentiality, integrity and availability of information assets of employees and patients, in accordance with information security policies. It strives to appropriately identify, select, deploy, maintain and improve information security controls based on the National Institute of Standards and Technologies Cybersecurity Framework by employing proactive (and if needed, reactive) safeguards, policies and controls. To date, these include, but are not limited to:

•	Having nearly 50 privacy and security-related policies maintained at the corporate level and locally by U.S. facilities.

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Deploying numerous technologies and engaging third parties to provide UHS threat intelligence services in real time, through collaboration with Health-Information Sharing and Analysis Center, Cybersecurity and Infrastructure Security Agency (“CISA”) and similar organizations.

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Regularly evaluating information security control effectiveness through external and internal penetration testing by a third party, assessments and evaluations. This includes identifying any severe or critical issue, evaluating potential damages and testing internal controls.

•	Hiring third-party cybersecurity firms to provide monitoring and investigation services, including regular audits.

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Mandating employee education and training: More than 45,000 hours of in-person and/or online employee training completed each year. This included mandatory annual data privacy and cybersecurity training for all full-time and part-time employees.

The privacy and data security team is led by a Chief Compliance and Privacy Officer and the Chief Information Security Officer and are supported by hospital-based facility privacy and security officers. Ultimate oversight resides with the UHS Board of Directors’ audit committee.

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UHS is compliant with the healthcare industry’s privacy and security policies, as well as federal and state laws related to the appropriate access, collection, control and retention of personal data from patients and employees (e.g., HIPAA, payment card industry). Compliance is supported through regular mandatory trainings and/or use of third-party reviewers.

In 2023, the cybersecurity team distributed monthly alerts to all employees and conducted bi-monthly phishing trainings. Security awareness updates focused on phishing and various simulated attacks will be ramped up in 2024, which will include corrective action for any failures.

To reduce cybersecurity risk in our supply chain, UHS utilizes a process to assess risk, evaluate and then require third-party verification of vendors prior to contracting. Vendors are also evaluated during the contracting lifecycle and then re-evaluated annually or post-incident.

Should an issue or event arise, UHS’ incident response plan and, if needed, disaster recovery processes are engaged to minimize service disruption. These are reviewed annually and tested through collaboration with local authorities and CISA.

UHS also has multiple governance processes to review the health and maturity of its cybersecurity program through regular review of key performance indicators, metrics and roadmaps to promote the use of recent technologies and manage risks. These reviews occur on a monthly basis with senior management and are summarized to the audit committee quarterly and to our Board of Directors on an annual basis.

Local Governance

As with all healthcare providers, UHS facilities regularly undergo visits and inspections by federal and state regulatory agencies. Facilities are licensed by their local governments and fully accredited by widely respected, independent organizations including The Joint Commission and the Commission on Accreditation of Rehabilitation Facilities, or in the U.K. by the Care Quality Commission, among others. All inpatient U.S. hospitals are also certified as Medicare providers by CMS.

UHS’ acute care and behavioral health divisions each have a chief medical officer (“CMO”) and quality designees at the divisional and regional levels, as well as at most individual facilities. CMOs determine medical strategy and provide oversight of medical staff and utilization management, while quality teams manage and oversee clinical and regulatory programs.

Each U.S. facility’s respective board of governors provides oversight on financial and non-clinical operations, while their executive leadership teams, organized medical staff and local governing bodies preside over their day-to-day operations and medical staff.

Audits and review activities are implemented to meet state and federal healthcare requirements and professionally recognized standards of care. Internal audits are conducted routinely at each facility to ascertain levels of compliance and the need for corrective action plans.

UHS monitors regulatory activity and provides guidance on a regular basis to maintain, if not exceed, compliance with applicable laws and regulations. Each facility receives support for its ongoing performance improvement program, with specific attention to patient safety, reduction of restrictive interventions, patient satisfaction, staff turnover and regulatory compliance.

Risk Management Measures

All facilities have a comprehensive risk management program led by a qualified risk manager that complies with all regulatory processes and procedures. Corporate regional risk teams as well as dedicated corporate loss control, claims management and environmental risk and emergency management teams provide facility risk managers support and guidance.

An enterprise risk management (“ERM”) approach is utilized to mitigate loss and promote employee and patient safety. Components of the risk management model include risk identification, risk analysis, risk control and risk financing. The model also uses ERM domains, namely, operational, human capital, strategic, clinical/patient safety, financial, legal/regulatory, technology and hazard.

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Each of these core components has dedicated staff and established practices and procedures in place as well as tools to help meet key objectives, including the ultimate goal, preventing patient safety events. Data are regularly collected and analyzed against internal or national benchmarks.

Safety Oversight

Risk identification tools and internal safety tools are utilized for early detection of potential adverse or unexpected patient outcomes and hazards.

Loss prevention and control methods assess high-risk clinical areas, while other resources such as patient safety newsletters, safety watches and clinical risk alerts, are shared to mitigate risks to patient safety. Facility risk management programs are evaluated regularly and adjusted as needed.

The risk management program includes a technical elements of risk management document that outlines the basic tenets of a comprehensive risk management program as well as expectations to mitigate high-risk clinical processes such as patient observation, contraband, patient assessment, discharge processes, management of an obstetrical patient, medication safety and emergency department processes to name a few.

Also, both divisions have patient safety organizations (“PSO”), registered under the Agency for Healthcare Research and Quality, to govern their respective patient-safety initiatives. The behavioral health division PSO’s dashboard reports on certain clinical outcomes (e.g., aggression rates, restraints & seclusion rates, falls, medication errors, patient injuries, patient elopements, etc.) and is used to identify deficiencies and quality of care concerns. The acute care PSO reports on serious safety events, wrong site surgeries, falls with injury, medication safety practices, among others. Updates on PSO initiatives from both divisions are reported to the Board of Directors’ Quality and Compliance Committee every quarter.

Each year, the corporate patient safety council from each division identifies their safety priorities, while facility patient safety councils meet monthly to analyze patient safety data to confirm the appropriate processes are in place to prevent patient, employee and visitor harm.

The quality management program measures and assesses key processes or outcomes related to patient care, patient safety and organizational functions. Data are systematically collected, whether or not problems are suspected. Assessment findings are used to study and improve the processes that affect patient care outcomes, identify educational needs and evaluate clinical competence of employees, medical staff and health professional affiliate staff. Organization-wide quality assurance performance improvement activities include restraint reduction, utilization management, infection control, medication use, safety, risk management and quality control activities, among others.

The clinical services teams, vice presidents of operations and others conduct leadership audits and on-site monitoring to assess compliance, recommend improvements and provide immediate action items to the CEO and their direct report vice presidents.

The corporate loss control team focuses on maintaining safe workplace environments for patients and staff. This includes updating facilities’ workplace violence protection plans annually and issuing spotlight on safety posters and/or tools at least quarterly. In 2023, the team launched a safety, training, education and prevention (“STEP”) campaign. “Each STEP is up to us!” and “Let’s take STEPs and band together” posters and “Patient Safety = Staff Safety; Staff Safety = Patient Safety” rubber bracelets served as reminders for staff.

Emergency Preparedness

UHS’ environmental risk and emergency management (“EM”) team works with the corporate offices and facilities to have the core elements of readiness, response, mitigation and recovery in place to address known and unexpected emergencies. They work with each location to have appropriate protocols and procedures in place, sustainable supplies/inventories readily available and required training exercises and drills scheduled and executed. The team also leads after-action debriefings to review the location’s performance and identify areas for improvement.

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The EM team supplies all facilities with numerous playbooks, tools and other resources to help identify vulnerable areas and to educate and prepare staff for an emergency event based on the facility’s own internal and community resources.

In 2023, the team completed emergency management 101, incident command and hazardous materials and waste training modules for facilities’ senior leadership/management teams and line staff.

The team also shared updated environmental risk/building rounding checklists and security/workplace violence self-assessments with all facilities. These tools, as well as other critical training materials, are available on the online platform for round-the-clock access.

The EM team continually monitors and analyzes data and identifies priorities among the facilities and, when needed, implements risk avoidance measures to maintain safe environments. EM metrics tracked in the EOC committees’ dashboards and the acute care division’s environmental risk dashboard are monitored for early identification of serious events, potential environmental risks and trending.

Training for Emergencies

U.S. facilities participate in local, state and regional training and community emergency exercises (e.g., armed intruder, wind storms, flooding, etc.). Each year, they also perform internal exercises based upon threats and vulnerabilities identified from their hazard and vulnerability assessment, previous “real-world” events and/or recent drill performances.

The EM team regularly consults with all facilities in person and/or virtually throughout the year. All staff receive training; however, facility leadership and/or emergency preparedness planners may also receive specialized training (e.g., new hires, hazardous materials, emergency preparedness and regulatory readiness, among others). In addition to the trainings, the team also conducted virtual visits with more than 70 facilities and made 47 on-site visits in 2023.

Incident Command Team

The corporate incident command team is represented by several departments: Environmental risk and emergency management, clinical operations, chief medical officers, communications, design/construction, human resources, infection prevention, information security, risk management and supply chain, as well as other subject matter experts depending on the particular type of event.

The corporate incident command team will receive direct, timely communication for real-world events and training drills from the UHS emergency preparedness notification system. This direct communication allows for the expert team members and external partners to implement mitigation and restoration efforts to minimize potential risk exposure.

In an emergency event that requires the full or even partial evacuation of a facility, UHS’ disaster support management system is activated to track patients and staff members during the entire evacuation and transfer process.

In 2023, the incident command team was activated 39 times for emergencies such as hurricanes, utility outages/failures and water shortages.

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AUDIT COMMITTEE REPORT

The Board of Directors is committed to the accuracy and integrity of the Company’s financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The Audit Committee provides independent, objective oversight of our accounting functions and internal controls.

The Audit Committee reviews and evaluates, and discusses and consults with our management, internal audit personnel and the independent auditors about the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s consolidated financial statements and internal controls;

•	changes in our accounting practices, principles, controls or methodologies, or in the Company’s financial statements;

•	significant developments in accounting rules;

•	the adequacy of our internal accounting controls, and accounting, financial and auditing personnel; and

•	the establishment and maintenance of a work environment that promotes ethical behavior.

The Audit Committee acts under a written charter that was originally adopted by the Board of Directors in 2004 and is reviewed and approved on an annual basis. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. In discharging its oversight role, the Audit Committee may engage independent counsel and other advisers as it determines necessary. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee also has the direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors, and has the authority to resolve disagreements between management and our auditors. The Audit Committee may establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting and auditing matters, as well as confidential, anonymous submission by employees. The Board of Directors has determined that each of the members of the audit committee is “independent” within the meaning of the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

The Audit Committee recommended to the Board of Directors that the consolidated financial statements be included in the Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2023:

•	First, the Audit Committee discussed with our independent auditors the overall scope and plans for their audits.

•	Second, the Audit Committee met with the independent auditors, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.

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Third, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

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Fourth, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States).

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Fifth, the Audit Committee received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

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Finally, the Audit Committee obtained and reviewed a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years inspecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

Universal Health Services, Inc. 2024 Proxy Statement

Audit Committee Report

The Audit Committee reviewed and discussed our consolidated financial statements with the Board of Directors and discussed them with PricewaterhouseCoopers LLP during the 2023 fiscal year, along with the matters required to be discussed by Statement of Auditing Standard No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures, including the letter, required by PCAOB 3524 and 3526 and discussed with PricewaterhouseCoopers LLP its independence.

Based on the discussions with PricewaterhouseCoopers LLP and management, the consolidated financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our 2023 Annual Report on Form 10-K, as filed on February 27, 2024.

AUDIT COMMITTEE

Eileen C. McDonnell (Chairperson)

Maria R. Singer

Elliot J. Sussman, M.D.

Universal Health Services, Inc. 2024 Proxy Statement

RELATIONSHIP WITH INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors during 2023 and 2022. Representatives from PwC will be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

PwC’s audit report on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Audit fees consisted of professional services rendered to us or certain of our subsidiaries. Such audit services include audits of financial statements, audit of our annual management assessment of the effectiveness of internal control over financial reporting in 2023 and 2021 (as required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly financial statements and audit services provided in connection with regulatory filings, acquisitions, bond issuances and other matters.

Set forth below are the fees paid or accrued for the services of PwC during 2023 and 2022:

	2023	2022

Audit fees	$4,389,525	$4,272,362

Audit-related fees	7,075	13,650

Tax fees	436,000	509,879

All other fees	288,000	466,140

Total	$5,120,600	$5,262,031

Fees for tax services in 2023 and 2022 consisted primarily of consultation on various tax matters related to us and our subsidiaries, including when applicable, compliance, planning and preparation of federal and state income tax returns for certain of our subsidiaries.

The other fees to PwC during 2023 consist of services related to Independent Review Organization services in connection with our behavioral health facilities located in the United States.

The other fees to PwC during 2022 consist of services related to: (i) Independent Review Organization services in connection with our behavioral health facilities located in the United States; (ii) an enhanced reimbursement project, and; (iii) an environmental compliance review in connection with our facilities located in the U.K.

The Audit Committee has considered and determined that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

All audit and permissible non-audit services provided to us by the independent auditors are pre-approved by the Audit Committee, which considers whether the proposed services would impair the independence of the independent auditors. The Chairperson of the Audit Committee may pre-approve audit and permissible non-audit services during the time between Audit Committee meetings if the fees for the proposed services are less than $25,000.

Universal Health Services, Inc. 2024 Proxy Statement

ANNEX A

Schedule of Non-GAAP Supplemental Information

For the Years Ended December 31, 2023 and 2022

(in thousands, except per share amounts, unaudited)

	Year ended December 31, 2023		Year ended December 31, 2022
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income attributable to UHS	$717,795	$10.23	$675,609	$9.14

Plus/minus after-tax adjustments:

Unrealized loss on equity securities	21,570	0.31	10,580	0.14

Provision for asset impairment	—	—	44,055	0.60

Subtotal adjustments	21,570	0.31	54,635	0.74

Adjusted net income attributable to UHS	$739,365	$10.54	$730,244	$9.88

Universal Health Services, Inc. 2024 Proxy Statement

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

BY ORDER OF THE BOARD OF DIRECTORS

STEVE G. FILTON, Secretary

King of Prussia, Pennsylvania

April 4, 2024

Universal Health Services, Inc. 2024 Proxy Statement

EXHIBIT A

UNIVERSAL HEALTH SERVICES, INC.

AMENDED AND RESTATED

2020 OMNIBUS STOCK AND INCENTIVE PLAN

ARTICLE 1. PURPOSE OF THE PLAN

The purpose of the Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan (the “Plan”) is to advance the interests of Universal Health Services, Inc. and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent Employees, Directors, and Consultants upon whose efforts and judgment its success is largely dependent.

ARTICLE 2. DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

2.2

“Award” means an Option, an award of Restricted Stock, a Stock Appreciation Right, an award of Performance Shares, an award of Performance Stock Units, an award of Restricted Stock Units, a Performance-Based Award or any other right or benefit, including any other Award under Article 8, granted to a Participant pursuant to the Plan.

2.3	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.4	“Board” means the Board of Directors of the Company.

2.5

“Cause” shall have the meaning ascribed to such term in the Award Agreement, or if the term is not defined in the Award Agreement, shall mean, with respect to an Employee, (a) a final, non-appealable conviction of the Employee for commission of a felony involving moral turpitude, (b) the Employee’s willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company’s reputation, or (c) the Employee’s material failure or refusal to perform his or her duties if such Employee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies the Employee in writing of such failure or refusal to perform.

2.6	“Change in Control” shall mean the first to occur of:

(a)

completion of a consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which each class of the Company’s common stock would be converted into cash, securities or other property, other than (i) a consolidation or merger of the Company in which the holders of each class of common stock immediately prior to the consolidation or merger have the same proportionate ownership and voting power with respect to the common stock of the surviving corporation immediately after the consolidation or merger, or (ii) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) 50% or more of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger;

(b)

shareholder approval of a plan of complete liquidation or dissolution of the Company or consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale;

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

(c)

any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (i) persons or their family members or affiliates which have such voting power on the date of adoption of the Plan, or (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the voting securities of the Company other than pursuant to a plan or arrangement entered into by such person and the Company; or

(d)

during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board (the “Incumbent Board”) shall cease for any reason to constitute a majority of the Board; provided, that, other than in connection with an actual or threatened proxy contest, any individual who becomes a director subsequent to the beginning of the period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period shall be deemed a member of the Incumbent Board.

Further, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change in Control, the transaction or event described above with respect to such Award must also constitute a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5) (or any successor provision), and if it does not, payment of such Award will be made pursuant to the Award’s original payment schedule or, if earlier, upon the death of the Participant, unless otherwise provided in the Award Agreement.

2.7	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.8	“Committee” means the committee of the Board appointed or described in Article 11 to administer the Plan.

2.9	“Common Stock” means the Class B Common Stock, $.01 par value per share, and such other securities of the Company that may be substituted for the Common Stock pursuant to Article 11.

2.10	“Company” means Universal Health Services, Inc., a Delaware corporation.

2.11

“Consultant” means any consultant or adviser if: (a) the consultant or advisor renders bona fide services to the Company or any Subsidiary or Affiliate; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person.

2.12	“Director” means a member of the Board.

2.13

“Disability” means, unless otherwise provided in the Award Agreement, that the Participant would qualify to receive benefit payments under the long-term disability policy, as it may be amended from time to time, of the Company or the Subsidiary or Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Subsidiary or Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board (or its delegate) in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, and for purposes of an Award that is subject to Section 409A of the Code, shall mean a “Disability” within the meaning of Section 409A of the Code to the extent necessary to comply with Section 409A of the Code.

2.14

“Dividend Equivalent” means a right granted to a Participant related to the Award of Restricted Stock, Restricted Stock Units, Performance Shares and/or Performance Units which is a right to accrue the equivalent value of dividends paid on the Shares prior to vesting of the Award (or prior to payment of an Award that is subject to deferred settlement). Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee, provided, however, that in no event shall Dividend Equivalents be paid on any Award that is not vested or that does not become vested in accordance with its terms.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

2.15

“Effective Date” means the date on which the Plan is approved by the Company’s stockholders if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

2.16	“Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Committee.

2.17

“Employee” means a full time or part time employee of the Company or any Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Subsidiary or Affiliate as (a) independent contractors or (b) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company, a Subsidiary and/or Affiliate; provided that, with respect to an Award that constitutes a deferral of compensation and is subject to Section 409A of the Code, in order to settle such an Award as a result of a separation from service (including a termination of employment), whether or not a Participant has had a “separation from service” will be determined within the meaning of such term under Section 409A of the Code. Neither services as a Director nor payment of a director’s fee by the Company or a Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Subsidiary or Affiliate.

2.18

“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

2.19	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.20

“Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.20, the fair market value established by the Committee acting in good faith to be reasonable and in compliance with Section 409A of the Code to the extent necessary to exempt an Award from or comply with Section 409A of the Code.

2.21	“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.22

“Independent Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule, and an “independent director” under the NYSE rules (or other principal securities market on which Shares are traded).

2.23

“Involuntary Termination” shall have the meaning ascribed to such term in the Award Agreement, or if the term is not defined in the Award Agreement, shall mean the termination of the employment of any Employee which occurs by reason of:

(a)	such Employee’s involuntary dismissal or discharge by the Company or a Subsidiary or Affiliate for reasons other than Cause, or

(b)

such Employee’s voluntary resignation following the initial existence of any of the following conditions: (A) a material diminution in the Employee’s authority, duties or responsibilities, (B) a material diminution in the Employee’s base salary (including, without limitation, a reduction of base salary by more than 10%), (C) a material change in the geographic location at which the Employee must perform services (including, without limitation, a change in the Employee’s assigned workplace that increases the Employee’s one-way commute by more than 25 miles), provided and only if such diminution or change is effected by the Company without the Employee’s written consent. No voluntary resignation by the Employee pursuant to part (A), (B) or (C) hereof shall be treated as an Involuntary Termination unless the Employee gives written notice to the Committee advising the Company of such intended resignation (along with the facts and circumstances constituting the condition asserted as the reason for such

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

resignation) within 60 days after the initial existence of such condition and provides the Company a cure period of 30 days following such date that notice is delivered. If the Committee determines that the asserted condition exists and the Company does not cure such condition within the 30-day cure period, the Employee’s termination of employment or service shall be effective on such 30th day of the cure period.

2.24	“Non-Employee Director” means a Director who is not also an Employee.

2.25	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.26

“Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.27	“Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.28

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals include: (a) pre-tax income, after-tax income or adjusted net income; (b) earnings per share (basic or diluted), adjusted earnings per share (basic or diluted); (c) earnings, including one or more of operating income, earnings before or after interest, depreciation, amortization, rent (or restructuring) costs, adjusted EBITDA, adjusted EBITDAR, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (d) operating profit; (e) revenue, revenue growth or rate of revenue growth; (f) return on assets (gross or net), return on investment, return on capital, or return on equity; (g) operating expenses; (h) total shareholder return or stock price appreciation; (i) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), or net cash provided by operations; (j) implementation or completion of critical projects or processes; (k) acquisition financing; (l) cumulative earnings per share growth; (m) operating margin or profit margin; (n) containment of Company expenses; (o) expense targets, reductions and savings, productivity and efficiencies; (p) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, employee satisfaction, resident satisfaction, human resources management, supervision of litigation and/or information technology goals, goals relating to acquisitions, divestitures, joint ventures and/or similar transactions and/or goals relating to budget comparisons; (q) personal professional objectives, including, without limitation, any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (r) any combination of, or a specified increase or decrease in, any of the foregoing; and (s) any other criteria as determined by the Committee in its sole discretion, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index. As to any Participant or class of Participants, the Performance Criteria may be based upon one or more of such permissible criteria and may be based upon the performance of the Company, on a consolidated basis, the individual Participant or class of Participants, a regional, local or divisional unit of the Company, one or more subsidiaries or other affiliates of the Company or a combination thereof, either on an absolute basis or relative to an index or peer-group. Performance Criteria may be determined without regard to, or adjusted to reflect, items that are nonrecurring or nonoperational in nature including items such as, but not limited to, gains on sales of assets and businesses, reserves for settlements, legal judgments and lawsuits and other amounts that may be reflected in the current or prior year financial statements that relate to prior periods.

2.29

“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Subsidiary or Affiliate, the performance of a division or a business unit of the Company or a Subsidiary or Affiliate, or the performance of an individual. The Committee, in its discretion, may appropriately adjust or modify the calculation of Performance Goals for such Performance Period (a) in the event of, or in anticipation of, any unusual or infrequently occurring corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.30

“Performance Period” means one or more periods of time which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

2.31

“Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Shares, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.32

“Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Shares (or value of Shares in cash), the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee

2.33	“Plan” means this Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan, as it may be amended from time to time.

2.34	“Restricted Stock” means Shares awarded to a Participant pursuant to Article 6 that are subject to certain restrictions as set forth in the Award Agreement.

2.35	“Restricted Stock Unit” means an Award granted pursuant to Section 8.3 hereof and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.36

“Retirement” means, unless otherwise expressly provided in an Award Agreement, a Participant’s termination of employment or service, which is for any reason other than for Cause, after such Participant’s 65th birthday.

2.37	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.38	“Share” means a share of Common Stock.

2.39

“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price of the SAR, as set forth in the applicable Award Agreement.

2.40

“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3. SHARES SUBJECT TO THE PLAN

3.1

Number of Shares. Subject to Article 10, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 12.1 million Shares. All Shares reserved for issuance under the Plan may be (but are not required to be) issued or transferred pursuant to Incentive Stock Options. Following the Effective Date, no additional awards will be granted under any the Universal Health Services, Inc. Third Amended and Restated 2005 Stock Incentive Plan (the “Prior Plan”); provided, that, all awards granted under the Prior Plan will remain subject to the terms and conditions of, and continue to be governed by, the Prior Plan.

(a)

Share Reserve Counting. Shares that are subject to Options and SARs shall be counted against the maximum limit set forth in this Section 3.1 as one (1) Share for every one (1) Share subject to such Options and SARs. Shares that are subject to Awards other than Options or SARs shall be counted against the maximum limit set forth in this Section 3.1 as four (4) Shares for every one (1) Share subject to such Awards.

(b)

Shares Reissuable Under Plan. To the extent that an Award terminates, expires, lapses for any reason, or is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares that again become available for the grant of Awards pursuant to this Section 3.1(b) shall be added back as one (1) Share for each Share being added back from Options and SARs and four (4) Shares for each Share being added back from an Award other than Options and SARs. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Shares Not Counted Against Share Pool Reserve. To the extent permitted by applicable law and/or any applicable stock exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate (“Substitute Awards”) shall not be counted against Shares available for grant pursuant to this Plan. Additionally, to the extent permitted by applicable law and/or any applicable stock exchange rule in the event that a company acquired by the Company or any

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

company with which the Company or any Subsidiary or Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such preexisting plan (as appropriately adjusted to reflect the transaction) may be used for grants of Awards under the Plan and shall not reduce the Shares available for issuance under the Plan, and Shares subject to such Awards (which, for the avoidance of doubt, exclude Substitute Awards) may again become available for Awards under the Plan as provided under Section 3.1(b) above; provided, that, Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 3.1(b) above): (i) shall not be granted after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination; (ii) shall be made only to individuals who were not Employees, Directors or Consultants of the Company or any of its Subsidiaries or Affiliates prior to such acquisition or combination; and (iii) shall otherwise be granted in compliance with applicable stock exchange listing standards. In addition, the payment of Dividend Equivalents in cash pursuant to any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

(d)

Shares Not Reissuable Under Plan. Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under Section 3.1: (i) any Shares tendered by a Participant or withheld by the Company to satisfy the grant or exercise price or tax withholding obligation related to any Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR; and (iii) Shares repurchased by the Company on the open market with the proceeds of the exercise price from Options.

3.2	Shares Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

ARTICLE 4. ELIGIBILITY, PARTICIPATION, MINIMUM VESTING REQUIREMENTS, DIVIDENDS

4.1

Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan. An Eligible Individual who is subject to taxation in the U.S. and who is a service provider to an Affiliate may be granted Options or SARs under this Plan only if, with respect to the Affiliate, the Company qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b) (5)(iii)(E) of the Treasury Regulations promulgated under Section 409A of the Code (or any successor provision).

4.2

Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.

4.3

Minimum Vesting Requirements. Except as otherwise provided in this Section 4.3, no portion of any Award may vest before the first anniversary of the date of grant. Notwithstanding the immediately preceding sentence: (a) the Company may grant Awards with respect to up to five percent (5%) of the number of Shares reserved under Section 3.1 without regard to the minimum vesting period set forth in this Section 4.3; (b) the minimum vesting period set forth in this Section 4.3 shall not apply to Substitute Awards, Awards that may be settled only in cash, Shares delivered in lieu of fully-vested cash obligations, or Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; provided, that, the foregoing requirement does not apply to the Committee’s discretion to provide for, in the terms of the Award Agreement or otherwise, accelerated vesting or exercisability of any Award and/or waive any restrictions, conditions or limitations applicable to such Award, including in cases of a Participant’s Retirement, death, Disability or a Change in Control.

4.4

Dividends and Dividend Equivalents. The Committee may provide that any Award (other than Options and Stock Appreciation Rights) that relates to shares of Common Stock shall earn dividends or Dividend Equivalents; provided, that, notwithstanding anything in the Plan to the contrary, the Committee may not provide for the current payment of dividends or Dividend Equivalents with respect to any shares of Common Stock subject to an outstanding Award (or portion thereof) that has not vested. For any such Award, the Committee may provide only for the accrual of dividends or Dividend Equivalents that will not be payable to the Participant unless and until, and only to the extent that, the Award vests. No dividends or Dividend Equivalents shall be paid on Options or Stock Appreciation Rights.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

ARTICLE 5. STOCK OPTIONS

5.1	General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)

Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(b) hereof, the per Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant (other than in the case of Substitute Awards).

(b)

Time and Conditions of Exercise. Subject to Section 4.3, the Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed five years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)

Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, potentially including the following methods: (i) cash or check, (ii) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Award shall be exercised, (iii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), (v) by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate fair market value that does not exceed the aggregate exercise price (plus withholding taxes, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable withholding taxes) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by Participant in cash or other form of payment approved by the Committee, or (vi) any combination of the foregoing methods of payment. The Award Agreement will specify the methods of paying the exercise price available to Participants. The Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)	Expiration. Subject to Section 5.1(b) and Section 5.2(b) hereof, an Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i)	Five years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)	Three months after the Participant’s termination of employment or service, except as otherwise provided in clauses (iii) and (iv) below;

(iii)

One year after the date of the Participant’s termination of employment or service on account of death or Disability. Upon the Participant’s Disability or death, any Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Option or dies intestate, by the person or persons entitled to receive the Option pursuant to the applicable laws of descent and distribution; and

(iv)	Immediately upon the date of the Participant’s termination of employment or service for Cause.

(e)

Transfer Restrictions. Unless otherwise approved in writing by the Committee, no Shares acquired upon exercise of any Option by any officer of the Company may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted.

(f)

Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

5.2

Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or of any Subsidiary that qualifies as a “subsidiary corporation” under Section 424(f) of the Code and any applicable regulations promulgated thereunder, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)

Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(b)

Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Shares of the Company only if such Option is granted at an exercise price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(c)

Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

(d)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(e)

Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6. RESTRICTED STOCK AWARDS

6.1

Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2

Purchase Price. At the time of the grant of an Award of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award of Restricted Stock. To the extent required by applicable law, the price to be paid by the Participant for each Share subject to the Award of Restricted Stock shall not be less than the par value of a Share (or such higher amount required by applicable law). The purchase price of Shares acquired pursuant to the Award of Restricted Stock shall be paid either: (i) in cash at the time of purchase; (ii) at the sole discretion of the Committee, by services rendered or to be rendered to the Company or a Subsidiary or Affiliate; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with applicable law.

6.3

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Further, notwithstanding any provision herein to the contrary, no dividends will be paid on Restricted Stock that has not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents on Restricted Stock.

6.4

Forfeiture. Subject to Section 4.3, except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.5

Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1	Grant of Stock Appreciation Rights.

(a)

A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any Stock Appreciation Right shall not exceed five years.

(b)

A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Shares on the date the Stock Appreciation Right is exercised over (B) the grant price of the Stock Appreciation Right and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2

Grant Price. The grant price per Share subject to a Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement; provided that, the per Share grant price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant (other than in the case of Substitute Awards).

7.3	Payment and Limitations on Exercise.

(a)

Subject to Section 7.3(b) hereof, payment of the amounts determined under Section 7.1(b) hereof shall be in cash, in Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)	To the extent any payment under Section 7.1(b) hereof is effected in Shares, it shall be made subject to satisfaction of all applicable provisions of Section 5.1(c) pertaining to Options.

ARTICLE 8. OTHER TYPES OF AWARDS

8.1

Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Awards of Performance Shares which shall be denominated in a number of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Performance Share Awards. Performance Share Awards shall be subject to applicable withholding taxes (as further set forth in Section 14.3).

8.2

Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalents of Shares and/or units of value including dollar value of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. On the settlement date, the Company shall, subject to Section 9.5(a) and satisfaction of applicable withholding taxes (as further set forth in Section 14.3), transfer to the Participant one unrestricted, fully transferable Share for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 14.3). The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Performance Stock Units.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

8.3

Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on the passage of time or the attainment of performance-based conditions. On the settlement date, the Company shall, subject to Section 9.5(a) hereof and satisfaction of applicable withholding taxes (as further set forth in Section 14.3), transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 14.3). The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Restricted Stock Units.

8.4

Other Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) a right with a Share-related exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other right with the value derived from the value of the Shares. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

8.5	Vesting. Subject to Section 4.3, the vesting conditions applicable to an Award granted pursuant to Article 8 shall be set by the Committee in its discretion.

8.6

Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8 shall be set by the Committee in its discretion.

8.7

Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.

8.8

Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Awards granted pursuant to this Article 8 shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8 may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s Retirement, death or Disability, or otherwise.

8.9	Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

8.10	Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

8.11

Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8, which shall be no earlier than the vesting date(s) applicable to the relevant Award, or it may be deferred to any later date to the extent and under the terms determined by the Committee, subject to compliance with Section 409A of the Code. Until an Award granted pursuant to this Article 8 has been settled, the number of Shares subject to the Award shall be subject to adjustment pursuant to Article 10 hereof.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

ARTICLE 9. PROVISIONS APPLICABLE TO AWARDS

9.1

Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2

Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, additional provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3

Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary or Affiliate. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Non-Employee Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including, but not limited to, members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding anything contrary in this Section 9.3 or Section 9.4 below, no Award may be transferred for value or consideration.

9.4

Beneficiaries. Notwithstanding Section 9.3 hereof, a Participant may, if permitted by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5	Stock Certificates; Book Entry Procedures.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All certificates evidencing Shares delivered pursuant to the Plan are subject to any stoptransfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or local securities or other laws, including laws of jurisdictions outside of the United States, and the rules and regulations of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)

Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.6

Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of Shares or payment of cash under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that will not cause any person to incur taxes, interest or penalties under Section 409A of the Code.

9.7

Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 10. CHANGES IN CAPITAL STRUCTURE

10.1	Adjustments.

(a)

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof); (b) the number and kind of Shares subject to outstanding Awards and the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan.

(b)

In the event of any transaction or event described in Section 10.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

(iv)

To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)	To provide that the Award cannot vest, be exercised or become payable after such event.

(c)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) and 10.1(b) hereof:

(i)

The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 10.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)

The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof).

10.2

Change in Control. Notwithstanding Section 10.1 hereof, if a Change in Control occurs, the parties to the Change in Control may agree that outstanding Awards shall be assumed by, or converted into an award with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof). In the event that the successor company does not assume or substitute any such outstanding Award, the Award shall be fully vested and, to the extent not exercised prior to the Change in Control, cancelled in exchange for the right to receive an amount equal to the excess, if any, of the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction over the exercise or base price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an exercise or base price per share that is equal to or greater than the value of the Change in Control transaction consideration per share. The Board may in its sole discretion accelerate, in whole or in part, the vesting of any outstanding Award upon the occurrence of a Change in Control, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied and whether or not the Award is otherwise assumed or substituted by the successor company.

10.3

No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the exercise price of any Award.

ARTICLE 11. ADMINISTRATION

11.1

Committee. Except as specified herein or as otherwise determined by the Board, the Plan shall be administered by a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an Independent Director; provided, that, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

11.2

Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3	Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)	Designate Participants to receive Awards;

(b)	Determine the type or types of Awards to be granted to each Participant;

(c)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)

Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)

Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)

To suspend or terminate the Plan at any time provided that such suspension or termination does not materially impair rights and obligations under any outstanding Award without written consent of the affected Participant.

(j)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4

Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.5

Delegation of Authority. To the extent permitted by applicable law, including, without limitation, Section 157(c) of the Delaware General Corporation Law, the Committee may from time to time (i) delegate to a committee of one or more members of the Board or one or more officers of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions, including the authority to grant or amend Awards to Participants, as the Committee may determine, and (ii) delegate to any person or subcommittee (who may, but need not, be members of the Committee) such Plan-related administrative authority and responsibilities as it deems appropriate; provided, however, the Committee may not delegate its authority with respect to non-ministerial actions relating to Awards to Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act or officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

ARTICLE 12. PLAN EXPIRATION DATE

The Plan will continue in effect until it is terminated by the Board pursuant to Section 13.1 hereof, except that no Award may be granted under the Plan from and after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the date the Plan terminates shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

13.1

Amendment, Modification, and Termination. Subject to Section 14.15 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (ii) permits the Committee to extend the exercise period for an Option beyond five years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 10, (a) no Option or SAR may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an Option or SAR having a higher per share exercise price and (b) no Option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another Award at a time when the Option or SAR has a per share exercise price that is higher than the Fair Market Value of a Share.

13.2

Awards Previously Granted. Except with respect to amendments made or other actions taken pursuant to Section 14.15 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to comply with applicable law, as determined in the sole discretion of the Committee, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 14. GENERAL PROVISIONS

14.1

No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.2

No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award, including the right to vote or receive dividends, until the Participant becomes the record owner of such Shares, notwithstanding the exercise of an Option or other Award.

14.3

Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state and local taxes and taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) that the Company or a Subsidiary or Affiliate determines are required to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes. The Committee may in its discretion and in satisfaction of the foregoing requirement direct the Company to withhold, or allow a Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld; the number of Shares so withheld may be determined using rates of up to, but not exceeding, the maximum federal, state, local and/or foreign statutory tax rates applicable in a particular jurisdiction on the date that the amount of tax to be withheld is to be determined. No Shares shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

14.4

No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate.

14.5

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.

14.6

Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7

Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8	Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

14.9

Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10

Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.11

Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.12

Government and Other Regulations. The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations of the United States and jurisdictions outside the United States, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (b) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. If the Shares paid pursuant to the Plan may in certain circumstances be exempt

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.13

Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware. Notwithstanding the foregoing, Section 14.14 is intended to be governed by the Federal Arbitration Act and, as a result, to the fullest extent allowed by the Federal Arbitration Act, state laws governing arbitration provisions that would otherwise apply to Section 14.14 are preempted.

14.14	Arbitration.

(a)

Except as otherwise specially provided in this Plan or an Award Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Plan, any Award Agreement, or any Award made hereunder, shall be exclusively and finally settled by arbitration administered by the American Arbitration Association (“AAA”). Either party may initiate arbitration by notice to the other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Section 14.14. The place of the arbitration shall be Philadelphia, Pennsylvania. The arbitration shall be conducted by a single arbitrator appointed by the Participant from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by the Company within fifteen (15) days after delivery of the Request for Arbitration. The Participant will make his or her appointment within ten (10) days after he or she receives the list of qualified individuals from the Company. In the event the Company fails to send a list of at least five (5) qualified individuals to serve as arbitrator to the Participant within such fifteen-day time period, then the Participant shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event the Participant fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after his or her receipt of such list from the Company, the Company shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she is an individual who has no material business relationship, directly or indirectly, with any of the parties to the action and who has at least ten (10) years of experience in the practice of law with experience in executive compensation matters. The arbitration shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The parties may agree in writing to extend the time limits specified in the foregoing sentence.

(b)

The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include payment by the non-prevailing party to the prevailing party of the prevailing party’s costs related to the arbitration and reasonable attorneys’ fees and expenses. The arbitrator shall have full authority to resolve all issues in dispute, including the arbitrator’s own jurisdiction, whether any dispute must be arbitrated under this Section 14.14, whether this Section 14.14 is void or voidable, and to award compensatory remedies and other remedies permitted by law. The arbitrator also has the authority to grant provisional remedies, including, without limitation, injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including, without limitation, the courts of Montgomery County, Pennsylvania. The Company and each Participant under this Plan irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the Commonwealth of Pennsylvania and the United States sitting in Philadelphia, Pennsylvania in connection with any such proceeding, and waives any objection based on forum non conveniens. THE COMPANY AND EACH PARTICIPANT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 14.14(a) OF THIS PLAN.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit A

(c)

The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including, without limitation, professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

14.15

Section 409A. Except as provided in Section 14.16 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

14.16

No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 14.15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.17

Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate in view of Applicable Laws, governance requirements or best practices, including, but not limited to, a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

14.18

Provisions for Foreign Participants. The Committee may modify Awards granted to Participants who are foreign nationals or employed outside of the United States or establish sub-plans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

* * * *

Universal Health Services, Inc. 2024 Proxy Statement

PROPOSED

AMENDMENT TO

UNIVERSAL HEALTH SERVICES, INC.

AMENDED AND RESTATED

2020 OMNIBUS STOCK AND INCENTIVE PLAN

This Amendment (this “Amendment”) to the Universal Health Services, Inc. Amended and Restated 2020 Stock and Incentive Plan, as in effect from time to time (the “Plan”), is dated as of January 17, 2024.

WHEREAS, pursuant to Section 13 of the Plan, the Board desires to amend Section 3.1 of the Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan, subject to and effective upon the approval of the Company’s stockholders at their 2024 annual meeting;

NOW THEREFORE, it is hereby acknowledged and agreed that:

1.	Defined Terms. Capitalized terms used herein, but not otherwise defined herein, have the respective meanings ascribed to them in the Plan.

2.	Amendment. The first sentence of Section 3.1 of the Plan shall be, and is, hereby amended and restated in its entirety as follows:

Subject to Article 10, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 18.1 million Shares.

3.

Reference to and Effect on the Plan. Except as specifically amended hereby, the Plan shall remain in full force and effect and otherwise unmodified. All references in the Plan to the “Plan” shall mean the Plan as amended hereby.

4.	Effectiveness. This Amendment shall become effective on the date it is approved by the Company’s stockholders.

* * *

Universal Health Services, Inc. 2024 Proxy Statement

EXHIBIT B

UNIVERSAL HEALTH SERVICES, INC.

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.

Purpose. The purpose of this Universal Health Services, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide eligible Employees of Universal Health Services, Inc., a Delaware corporation (the “Company”), and its Participating Subsidiaries with a convenient way to acquire shares of Common Stock through payroll deductions.

2.	Definitions. Wherever used herein, the following terms have the following meanings:

(a)	“Account” means the bookkeeping account established in the name of each Participant to reflect the payroll deductions made on behalf of the Participant.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Code” means the Internal Revenue Code of 1986, as amended.

(d)

“Committee” means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan. The full Board may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.

(e)	“Common Stock” means the Company’s Class B Common Stock, $0.01 par value per share.

(f)	“Compensation” means all regular salary, wages or earnings, including overtime pay, commissions and bonuses.

(g)	“Effective Date” means January 17, 2024.

(h)

“Employee” means an individual who performs services for the Company or a Participating Subsidiary in an employer-employee relationship. Employees shall not include independent contractors, leased employees or employees of a third party under an agency agreement.

(i)	“Exercise Date” means the last day of an Offering Period.

(j)

“Fair Market Value” means the fair market value of a share of Common Stock as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any given date shall be the closing sale price per share of the Common Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale was reported.

(k)

“Offering Period” means (i) with respect to the first Offering Period under the Plan, the five month period commencing February 1, 2005 and ending June 30, 2005, (ii) with respect to the second and third Offering Periods under the Plan, the quarterly periods commencing July 1, 2005 and October 1, 2005, respectively, and (iii) thereafter, the quarterly periods commencing as of January 1, April 1, July 1 and October 1 of each calendar year; provided, however, that the Committee may, in its sole discretion, modify the duration of any Offering Period, including the commencement and termination dates thereof, prior to the commencement of any such Offering Period.

(l)	“Participant” means any Employee for whom an Account is maintained under the Plan.

(m)

“Participating Subsidiary” means: (i) any entity in which the Company holds, directly or indirectly, at least a 50% ownership interest, or (ii) any other entity: (1) in which the Company holds, directly or indirectly, a substantial ownership interest (that is less than a 50% ownership interest) or which is, directly or indirectly, controlled by the Company, and (2) which has been designated by the Committee as a Participating subsidiary.

(n)	“Purchase Price” shall have meaning specified in Section 8.

3.

Available Shares. Subject to the provisions of Section 13 hereof, the maximum number of shares of Common Stock available for issuance pursuant to the Plan shall not exceed 3,000,000. Such shares may be either authorized and unissued or held by the Company in its treasury. The Committee may cause the Company to purchase previously-issued and outstanding shares of Common Stock in order to enable the Company to satisfy its obligations hereunder.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit B

4.

Administration. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, shall have full power and authority to interpret the provisions of the Plan, to change the time covered by an Offering Period, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decisions of the Committee with regard to questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons. The Committee shall keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

5.	Eligibility.

(a)

Eligibility. Except as provided in Section 5(b) and (c) below, an Employee shall be eligible to become a Participant in the Offering Period next following (or commencing on) the date he or she has completed thirty (30) days of employment with the Company or a Participating Subsidiary (or such other period of employment determined by the Committee prior to the commencement of any Offering Period).

(b)

Ineligible Employees. Notwithstanding any other provision of the Plan to the contrary, unless otherwise determined by the Committee, the following Employees shall be ineligible to participate in the Plan:

(i)	Employees who are members of a collective bargaining unit whose agreement with the Company or a Participating Subsidiary does not provide for participation in the Plan;

(ii)	Employees who are not regularly scheduled to work at least twenty (20) hours per week;

(iii)	Employees who are classified by the Company or a Participating Subsidiary as seasonal, temporary or per diem employees; and

(iv)

Employees who, immediately after the grant of an option hereunder, directly or indirectly, own stock (or other ownership interests) and/or hold outstanding options to purchase stock (or other ownership interests) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock (or other ownership interests) of the Company or any Participating Subsidiary.

6.

Enrollment. An eligible Employee shall become a Participant for an Offering Period by filing a Plan enrollment form with the Company authorizing payroll deductions prior to the Offering Period. Payroll deductions for a Participant shall commence with the first payroll and shall end with the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant in accordance with the provisions hereof. Notwithstanding anything herein to the contrary, the Committee may, in its sole discretion, limit the number of shares of Common Stock a Participant may purchase during any Offering Period.

7.

Payroll Deduction. At the time a Participant enrolls in the Plan, he or she shall be required to elect the amount to be deducted from each paycheck during the Offering Period(s) covered by the election; provided that

(a)	no more than $12,000 (or such other amount determined by the Committee) may be deducted from a Participant’s Compensation during any calendar year; and

(b)	the Committee, acting in its discretion, may establish a minimum required amount of Compensation which is required to be withheld during an Offering Period.

All payroll deductions made for a Participant shall be credited to the Participant’s Account. Interest shall not accrue on any amounts credited to a Participant’s Account. The rate of a Participant’s contribution, once established, shall remain in effect for all subsequent Offering Periods unless changed by the Participant at such time and in such manner as the Committee may prescribe.

8.

Purchase Price. Subject to Section 13 of the Plan, the “Purchase Price” per share shall be equal to ninety percent (90%) of the Fair Market Value of a share of Common Stock on the Exercise Date (or such other Purchase Price determined by the

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit B

Committee prior to the commencement of any Offering Period, provided that, in no event, shall the Purchase Price be less than eighty-five percent (85%) of the lesser of the Fair Market Value of a share of Common Stock on (i) the first day of the Offering Period or (ii) the Exercise Date). Notwithstanding the foregoing, the Purchase Price per share for the first Offering Period under the Plan shall be equal to ninety percent (90%) of the lesser of the Fair Market Value of a share of Common Stock on (i) the first day of the Offering Period or (ii) the Exercise Date.

9.

Purchase of Shares. On each Exercise Date, the amount credited to a Participant’s Account shall be used to purchase the number of shares of Common Stock determined by dividing the amount credited to the Participant’s Account by the Purchase Price per share. The balance, if any, remaining in the Participant’s Account in excess of the total purchase price of the shares so purchased shall be credited to the Participant’s Account as of the beginning of the next Offering Period and, unless otherwise determined by the Committee, shall be denominated in such Participant’s Account as a fractional share of Common Stock during such Offering Period, subject to the Participant’s continuing withdrawal right. If the total number of shares of Common Stock to be purchased as of an Exercise Date, when aggregated with shares of Common Stock previously purchased for Participants under the Plan, exceeds the number of shares then authorized under the Plan, a pro-rata allocation of the available shares shall be made among the Participants based upon the amounts in their respective Accounts as of the Exercise Date.

10.	Discontinuance; Suspension; Withdrawal; Withholding Changes.

(a)

Discontinuance. At any time during an Offering Period, a Participant may discontinue contributions under the Plan by written notice delivered to the Company, in such form as the Company may prescribe. This notice become effective as soon as practicable following its receipt by the Company.

(b)

Withdrawal. A Participant may elect to withdraw all, but not less than all, of the amount credited to his or her Account in cash at any time during an Offering Period except on the Exercise Date with respect to that Offering Period by written notice delivered to the Company, in such form as the Company may prescribe.

(c)

Withholding Changes. At any time during an Offering Period, a Participant may increase or decrease the rate of his or her payroll deductions by filing a new Plan enrollment form with the Company authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of payroll deduction rate changes during any Offering Period. The change in rate shall be effective as soon as practicable after the Company’s receipt of the new enrollment form.

11.

Termination of Employment or Change to Ineligible Status. Any Participant whose employment with the Company or a Participating Subsidiary is terminated for any reason or whose employment status changes to an ineligible class as described in Section 5(b) before an Exercise Date shall thereupon cease being a Participant. In such case, the total amount credited to the Participant’s Account during the Offering Period shall be paid to the Participant in cash or, in the case of a deceased Participant, to the Participant’s beneficiary, as soon as practicable after the Participant’s termination of employment.

12.

Rights as a Stockholder. No shares of Common Stock shall be issued under the Plan until full payment therefor has been made. A Participant shall have no rights as a stockholder with respect to any shares covered by an option granted hereunder until the date a stock certificate for such shares is issued to him or her and shall have no rights as a stockholder with respect to amounts credited to his or her Account that are denominated as fractional shares. Except as otherwise specifically provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

13.	Capital Changes, Reorganization, Sale.

(a)

Adjustments Upon Changes in Capitalization. The number and class of shares of Common Stock which may be issued under the Plan, as well as the number and class of shares of Common Stock and the price per share covered by each right outstanding under the Plan which has not yet been exercised, shall be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of a stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization.

(b)

Cash, Stock or Other Property for Stock. Except as otherwise provided in this Section, in the event of an Exchange Transaction (as defined below), each Participant shall be permitted to purchase Common Stock with the balance of

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit B

his or her Account immediately prior to such Exchange Transaction, and any amount credited to a Participant’s Account which is not used to purchase Common Stock before the Exchange Transaction shall be distributed to the Participant. Notwithstanding the preceding sentence, (i) if, as part of the Exchange Transaction, the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), and if the Board, in its sole discretion, so directs, then the rights of all Participants to purchase shares of Common Stock shall be converted into rights to purchase shares of Exchange Stock on an economically equivalent basis; and (ii) the Committee, acting in its discretion, may suspend operation of the Plan as of any date that occurs after a contract is made which, if consummated, would result in an Exchange Transaction and before the Exchange Transaction is consummated.

(c)

Definition of Exchange Transaction. For purposes hereof, the term “Exchange Transaction” means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Board in its sole discretion, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

(d)

Fractional Shares. In the event of any adjustment in the number of shares of Common Stock covered by any right pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded and each such right will cover only the number of full shares of Common Stock resulting from the adjustment.

(e)

Determination of Board to be Final. All adjustments under this Section shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14.

Amendment and Termination. The Board may amend or terminate the Plan at any time; provided that any such amendment shall be subject to the approval of the Company’s stockholders if (a) such amendment would increase the aggregate number of shares of Common Stock which may be issued under the Plan (except as otherwise provided in Section 13 hereof), or (b) such approval is otherwise required by applicable law or exchange requirements.

15.

Transferability. The rights of a Participant to purchase Common Stock under the Plan are not assignable or transferable and may only be exercised during the Participant’s lifetime by the Participant. A Participant may file a written designation of a beneficiary who is to receive the amount credited to the Participant’s Account in the event of the Participant’s death during an Offering Period. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s estate shall be deemed to be his or her designated beneficiary.

16.

No Rights Conferred. Nothing contained in the Plan shall be deemed to give any Participant any right to be retained in the employ of the Company or a Participating Subsidiary or to interfere with the right of the Company or a Participating Subsidiary to discharge such Participant at any time.

17.

Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.

Legal Requirements. The Committee may impose such other conditions with respect to the purchase of Common Stock hereunder, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

19.

Status of Plan. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, but is intended to qualify as a “stock purchase plan” within the meaning of Rule 16b-3(b)(5) by satisfying the coverage and participation requirements of Sections 423(b)(3) and 423(b)(5) of the Code and will be construed and administered accordingly. The Plan is not intended to be a “nonqualified deferred compensation plan” under Section 409A of the Code and shall be construed and administered accordingly. If any term or provision contained herein would otherwise cause the Plan to be characterized as a “nonqualified deferred compensation plan” under Section 409A of the Code, then, without further action by the Company, such term or provision shall automatically be modified to the extent necessary to avoid such characterization.

Universal Health Services, Inc. 2024 Proxy Statement

Exhibit B

20.	Governing Law. The Plan shall be governed by the laws of the State of Delaware, without regard to its conflict of laws provisions.

21.

Decisions and Determinations of Committee to be Final. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final, binding and conclusive.

22.

Stockholder Approval. The Plan shall be effective on the Effective Date, subject to approval by the stockholders of the Company. Notwithstanding any other provisions of the Plan, no shares of Common Stock may be purchased under the Plan prior to the date of such approval.

Universal Health Services, Inc. 2024 Proxy Statement

PROXY	CLASS A COMMON STOCK CLASS C COMMON STOCK

UNIVERSAL HEALTH SERVICES, INC.

This Proxy Solicited By The Board Of

Directors For The Annual Meeting Of

Stockholders To Be Held On May 15, 2024

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. (the “Company”) held of record by the undersigned on March 18, 2024 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 15, 2024, virtually via live audio webcast available at www.meetnow.global/MF79L4G and at any adjournment thereof. To participate at the Annual Meeting online, please visit www.meetnow.global/MF79L4G. Any and all proxies heretofore given are hereby revoked.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 15, 2024. The Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/uhs

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK

☐
	ACCOUNT NUMBER	CLASS A COMMON	CLASS C COMMON

The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposal 5.

1.  The Election of Elliot J. Sussman, M.D

☐ For    ☐ Withhold Authority

The Election of Marc. D. Miller

☐ For    ☐ Withhold Authority

The Election of Eileen C. McDonnell

☐ For    ☐ Withhold Authority

2.  To approve of an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan

☐ For    ☐ Against   ☐ Abstain

3.  To approve of an amendment of the Company’s Employee Stock Purchase Plan

☐ For    ☐ Against   ☐ Abstain

4.  To ratify the selection of PricewaterhouseCoopers LLP, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

☐ For    ☐ Against   ☐ Abstain

5.  To act on a stockholder proposal to elect each director annually, if properly presented at the meeting.

☐ For    ☐ Against   ☐ Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

DATED:

SIGNATURE:

SIGNATURE:

IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ELLIOT J. SUSSMAN, M.D., MARC D. MILLER, AND EILEEN C. MCDONNELL AS DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED 2020 OMNIBUS STOCK AND INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, AND AGAINST THE STOCKHOLDER PROPOSAL TO ELECT EACH DIRECTOR ANNUALLY, IF PROPERLY PRESENTED AT THE MEETING, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/UHS or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UHS

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

	For	Against	Abstain		For	Against	Abstain
1. Proposal to approve an amendment of the Company’s Amended and Restated 2020 Omnibus Stock and Incentive Plan.	☐	☐	☐	2. Proposal to approve an amendment of the Company’s Employee Stock Purchase Plan.	☐	☐	☐

3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	4. Stockholder proposal to elect each director annually, if properly presented at the meeting.	☐	☐	☐

 Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 U P X	+

03Y9AD

The 2024 Annual Meeting of Stockholders of Universal Health Services, Inc.

will be held on

May 15, 2024, at 10:00 a.m. EDT

virtually via live webcast at

meetnow.global/MF79L4G

To access the virtual meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be

held on Wednesday, May 15, 2024: The Proxy Statement and Annual Report to Stockholders are

available at http://www.envisionreports.com/UHS

UNIVERSAL HEALTH SERVICES, INC.

This Proxy Solicited By The Board Of Directors For

The Annual Meeting Of Stockholders To Be Held On May 15, 2024

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on March 18, 2024 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 15, 2024, virtually via live audio webcast available at www.meetnow.global/MF79L4G, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3 AND AGAINST PROPOSAL 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

C	Non-Voting Items

Change of Address – Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

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